                                                                   EXHIBIT 10.10





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                                SUBORDINATED NOTE
                         AND WARRANT PURCHASE AGREEMENT


                            DATED AS OF JULY 23, 2001


                                 BY AND BETWEEN


                               CROWN CRAFTS, INC.,
                       AS ISSUER OF THE NOTE AND A WARRANT


                                       AND


                              BANK OF AMERICA, N.A.
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              WACHOVIA BANK, N.A.,
                               EACH AS A PURCHASER




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


                                TABLE OF CONTENTS

                                                                                                                PAGE
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
Article I. DEFINITIONS............................................................................................1

         Section 1.01.     Definitions............................................................................1
         Section 1.02.     Yield-Maintenance Terms...............................................................17
         Section 1.03.     Accounting Terms......................................................................18

Article II. ISSUANCE AND PURCHASE OF THE NOTE AND WARRANT........................................................19

         Section 2.01.     Authorization of Issuance of the Notes and Warrants...................................19
         Section 2.02.     Purchase and Sale of Notes and Warrants...............................................19
         Section 2.03.     Allocation of Purchase Price..........................................................19
         Section 2.04.     Interest on the Note..................................................................19
         Section 2.05.     Maturity of the Note; Prepayments.....................................................20
         Section 2.06.     Additional Payments...................................................................21

Article III. OTHER PROVISIONS RELATING TO THE NOTE...............................................................21

         Section 3.01.     Making of Payments....................................................................21
         Section 3.02.     Increased Costs.......................................................................21
         Section 3.03.     Capital Adequacy......................................................................22
         Section 3.04.     Survival..............................................................................22
         Section 3.05.     Default Rate of Interest..............................................................22
         Section 3.06.     Calculation of Interest...............................................................22
         Section 3.07.     Usury.................................................................................22

Article IV. CONDITIONS TO PURCHASE OF THE NOTE AND THE WARRANT...................................................23

         Section 4.01.     No Injunction, etc....................................................................23
         Section 4.02.     Documentation.........................................................................23
         Section 4.03.     Corporate Actions.....................................................................25
         Section 4.04.     No Material Adverse Effect............................................................25
         Section 4.05.     No Default, Etc.......................................................................25
         Section 4.06.     Representations Accurate..............................................................26
         Section 4.07.     Payment of Fees and Expenses..........................................................26

Article V. REPRESENTATIONS AND WARRANTIES........................................................................26

         Section 5.01.     Corporate Existence and Power.........................................................26
         Section 5.02.     Corporate and Governmental Authorization; No Contravention............................26
         Section 5.03.     Binding Effect........................................................................26
         Section 5.04.     Financial Information.................................................................27
         Section 5.05.     Litigation............................................................................27
         Section 5.06.     Compliance with ERISA.................................................................27

         Section 5.07.     Compliance with Laws; Payment of Taxes................................................27
         Section 5.08.     Investment Company Act................................................................28
         Section 5.09.     Public Utility Holding Company Act....................................................28
         Section 5.10.     Ownership of Property; Liens..........................................................28
         Section 5.11.     No Default............................................................................28
         Section 5.12.     Environmental Matters.................................................................28
         Section 5.13.     Capital Stock.........................................................................29
         Section 5.14.     Margin Stock..........................................................................29
         Section 5.15.     Insolvency............................................................................29
         Section 5.16.     Insurance.............................................................................29
         Section 5.17.     Purchase of Collateral................................................................30
         Section 5.18.     Possession of Permits.................................................................30
         Section 5.19.     Labor Disputes........................................................................30
         Section 5.20.     Surety Obligations....................................................................30
         Section 5.21.     Restrictions..........................................................................30
         Section 5.22.     Leases................................................................................30
         Section 5.23.     Trade Relations.......................................................................30
         Section 5.24.     Capital Structure.....................................................................31
         Section 5.25.     Federal Taxpayer Identification Number................................................31
         Section 5.26.     Bona Fide Accounts....................................................................31
         Section 5.27.     Good Title to Collateral..............................................................31
         Section 5.28.     Right to Assign and Grant Security Interest...........................................31
         Section 5.29.     Trade Styles..........................................................................31
         Section 5.30.     Account Debtor Capacity and Solvency..................................................32
         Section 5.31.     Proceedings with Respect to Accounts..................................................32
         Section 5.32.     Location of Collateral................................................................32
         Section 5.33.     Material Contracts....................................................................32
         Section 5.34.     Survival of Representations and Warranties............................................32
         Section 5.35.     Force Majeure.........................................................................32
         Section 5.36.     Senior Notes..........................................................................32
         Section 5.37.     Offering of Note and Warrants.........................................................32
         Section 5.38.     Registration Rights...................................................................33
         Section 5.39.     Disclosure............................................................................33

Article VI. AFFIRMATIVE COVENANTS................................................................................33

         Section 6.01.     Information...........................................................................33
         Section 6.02.     Inspection of Property, Books and Records.............................................36
         Section 6.03.     Maintenance of Existence and Management...............................................36
         Section 6.04.     Use of Proceeds.......................................................................36
         Section 6.05.     Compliance with Laws; Payment of Taxes................................................37
         Section 6.06.     Insurance; Net Casualty/Insurance Proceeds............................................37
         Section 6.07.     Maintenance of Property...............................................................38
         Section 6.08.     [Reserved]............................................................................38
         Section 6.09.     Physical Inventories..................................................................38
         Section 6.10.     [Intentionally Deleted]...............................................................38
         Section 6.11.     Preservation of Intangibles Collateral................................................38

         Section 6.12.     Records Respecting Collateral.........................................................38
         Section 6.13.     Reports Respecting Collateral.........................................................38
         Section 6.14.     Collateral Location Waivers...........................................................39
         Section 6.15.     Mexican Foreign Stock Pledge..........................................................39
         Section 6.16.     Payment of Taxes On and Use of Collateral.............................................39
         Section 6.17.     Post-Closing Matters..................................................................40

Article VII. NEGATIVE COVENANTS..................................................................................40

         Section 7.01.     Dissolution...........................................................................40
         Section 7.02.     Consolidations, Mergers and Sales of Assets...........................................40
         Section 7.03.     Change in Fiscal Year.................................................................40
         Section 7.04.     Environmental Matters.................................................................41
         Section 7.05.     Environmental Release.................................................................41
         Section 7.06.     Transactions with Affiliates..........................................................41
         Section 7.07.     No Additional Subsidiaries............................................................41
         Section 7.08.     Restricted Payments...................................................................42
         Section 7.09.     Investments...........................................................................42
         Section 7.10.     Permitted Liens.......................................................................42
         Section 7.11.     Restrictions on Ability of the Company and Subsidiaries to Pay Dividends..............43
         Section 7.12.     Permitted Debt........................................................................43
         Section 7.13.     Limitation on Issuance and Sale of Capital Stock and
                           Redeemable Preferred Stock of Subsidiaries............................................44
         Section 7.14.     Change of Principal Place of Business or Location of Collateral.......................44
         Section 7.15.     Dispositions of Equipment Collateral..................................................45
         Section 7.16.     Material Contracts....................................................................45
         Section 7.17.     Changes to Federal Taxpayer Identification Number.....................................45
         Section 7.18.     Modification of Certain Documents, Agreements and Instruments.........................45

Article VIII. FINANCIAL COVENANTS................................................................................46

         Section 8.01.     Financial Covenants...................................................................46

Article IX. EVENTS OF DEFAULT....................................................................................49

         Section 9.01.     Events of Default.....................................................................49
         Section 9.02.     Remedies on Default...................................................................52

Article X. SUBORDINATION OF NOTES................................................................................53

         Section 10.01.    Subordination.........................................................................53
         Section 10.02.    Obligation of the Company Unconditional...............................................55
         Section 10.03.    Subrogation...........................................................................56
         Section 10.04.    Rights of Holders of Senior Debt......................................................56

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
Article XI. MISCELLANEOUS........................................................................................56

         Section 11.01.    Notices...............................................................................56
         Section 11.02.    No Waiver.............................................................................57
         Section 11.03.    Expenses..............................................................................57
         Section 11.04.    Amendments and Waiver.................................................................57
         Section 11.05.    Successors and Assigns................................................................58
         Section 11.06.    Governing Law.........................................................................59
         Section 11.07.    Survival of Representations and Warranties............................................59
         Section 11.08.    Severability..........................................................................59
         Section 11.09.    Counterparts..........................................................................59
         Section 11.10.    Set-Off...............................................................................59
         Section 11.11.    Termination of Agreement..............................................................59
         Section 11.12.    Jurisdiction and Venue................................................................59
         Section 11.13.    Waiver of Jury Trial..................................................................59
         Section 11.14.    Entire Agreement......................................................................60




EXHIBITS AND SCHEDULES

Exhibit A         -        Form of Note
Exhibit B         -        Form of Warrant
Exhibit C         -        Form of Registration Rights Agreement
Exhibit D         -        Form of Domestic Stock Pledge Agreement
Exhibit E         -        Form of Foreign Stock Pledge Agreement
Exhibit F         -        Form of Security Agreement


Schedule 5.01     -        Qualification Jurisdictions
Schedule 5.20     -        Surety Obligations
Schedule 5.22     -        Leases
Schedule 5.24     -        Capital Structure
Schedule 5.33     -        Material Contracts
Schedule 7.10     -        Permitted Encumbrances
Schedule 7.12     -        Permitted Debt

Purchaser Schedule


(Schedules to this agreement have been omitted; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these schedules.)

                          SUBORDINATED NOTE AND WARRANT
                               PURCHASE AGREEMENT


         THIS SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT dated as of July 23, 2001 by and between CROWN CRAFTS, INC., a corporation organized under the laws of the State of Georgia, as issuer of the Subordinated Notes and Warrant (the "COMPANY"), and BANK OF AMERICA, N.A., THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and WACHOVIA BANK, N.A. (together with any successor or assign of any of the foregoing, collectively "PURCHASERS").

         WHEREAS, on the date hereof, the Company, Churchill Weavers, Inc., Hamco, Inc., and Crown Crafts Infant Products, Inc., as borrowers entered into that certain Credit Agreement dated as of the date hereof with certain lenders a party thereto ("SENIOR LENDERS") and Wachovia Bank, N.A., as agent for the Senior Lenders (as amended, restated, modified and otherwise supplemented in accordance with the provisions thereof, the "SENIOR CREDIT AGREEMENT");

         WHEREAS, the Company has requested that each Purchaser make a subordinated debt investment in the Company, the proceeds of which will be used by the Company, among other things, to repay outstanding indebtedness;

         WHEREAS, each Purchaser has agreed to make a subordinated debt investment in the Company on the terms and subject to the conditions set forth herein, such investment to be evidenced by a subordinated note in such amount from the Company and certain warrants issued by the Company as more fully described below;

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACCOUNT DEBTOR" shall mean the Person who is obligated on any of the Accounts Receivable Collateral or Factored Accounts or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

                  "ACCOUNTS RECEIVABLE COLLATERAL" shall mean and include all accounts, instruments, and chattel paper, including, without limitation, all rights of Obligor to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, and together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising; provided, however, that the term Accounts Receivable Collateral shall not include Factored Accounts.

                  "AFFILIATE" of any relevant Person shall mean (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "CONTROLLING PERSON"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 10% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGGREGATE REAL PROPERTIES" shall have the meaning set forth in Section 5.12(a).

                  "AGREEMENT" shall mean this Subordinated Note and Warrant Purchase Agreement, as the same may be amended, restated, supplemented or modified from time to time in accordance with the terms hereof.

                  "ANNUAL PERIOD" shall mean each annual period of 12 consecutive months ending on a June 30 Quarterly Payment Date.

                  "ASSIGNMENT AGREEMENT" shall mean the Assignment Agreement dated as of the date hereof by and between the Company and the Collateral Agent, for itself and for the benefit of the Purchasers.

                  "ASSIGNMENT OF FACTORING CREDIT BALANCES" shall mean an Assignment of Factoring Credit Balances and Agreement entered into from time to time by Wachovia, as collateral agent, one or more Obligor and a Permitted Factor.

                  "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as it may be amended from time to time.

                  "BLOCKED ACCOUNT AGREEMENT" shall mean a Blocked Account Agreement, executed and delivered by any depositary institution with which any Obligor has a demand deposit, operating account or other such similar depositary relationship.

                  "CAPITAL STOCK" shall mean any capital stock other than Redeemable Preferred Stock (or other equivalent equity interest issued other than in stock) of the Company or any Subsidiary (to the extent issued to a Person other than any Obligor), whether common, preferred or otherwise.

                  "CASH INTEREST" shall mean, for any period, the aggregate amount of interest payable during such period on the Notes and the Senior Debt (at the Cash Contract Rate only pursuant to the Senior Credit Agreement).

                  "CERTIFIED PUBLIC ACCOUNTANTS" shall mean the Company's independent certified public accountants as of the Closing Date and such other firm or firms of naturally recognized independent certified public accountants which may be retained by the Company thereafter for the purpose of auditing its financial statements.

                  "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et. seq. and its implementing regulations and amendments.

                  "CERCLIS" shall mean the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "CHANGE IN CONTROL" shall mean, except as a result of the exercise of any of the Warrants, (i) the beneficial ownership or acquisition in any transaction or series of related transactions of 50% or more of the combined voting power of all then issued and outstanding Voting Stock of the Company by any Person (together with any of its Affiliates) holding 10% or more of the combined voting power of the issued and outstanding Voting Stock of the Company as of the Closing Date, acting alone or in concert with one or more Persons, or (ii) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
         1934) of 20% or more of the outstanding shares of the voting stock of the Company; or (iii) as of any date a majority of the Board of Directors of the Company consists of individuals who were not either
         (A) directors of the Company as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Company of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Company of which a majority consisted of individuals described in clause (A) and individuals described in clause (B), or (iv) the Company or any of its Subsidiaries shall merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person except that
         (x) any Subsidiary of the Company may merge or consolidate with or into, or dispose of assets to the Company or any other Wholly-Owned Subsidiary of the Company or (y) the Company or any Subsidiary may merge with any other Person so long as the Company or such Subsidiary is the surviving entity.

                  "CLOSING DATE" shall mean July 23, 2001.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                  "COLLATERAL" shall mean (i) the personal property in which the Collateral Agent, for the benefit of the Purchasers, is granted a security interest pursuant to the Security Agreement, (ii) the Real Property conveyed to the Collateral Agent pursuant to the Mortgages, and (iii) the Domestic Pledged Stock and the Foreign Pledged Stock pledged to the Collateral Agent pursuant to the Domestic Stock Pledge Agreement and the Foreign Stock Pledge Agreement, respectively.

                  "COLLATERAL AGENT" shall mean Wachovia Bank, N.A. and any successor.

                  "COLLATERAL INFORMATION CERTIFICATES" shall mean, individually or collectively, as the context shall require, the Collateral Information Certificates dated as of even date herewith, executed by each of the Obligors and containing disclosure of information pertaining to the Collateral.

                  "COLLATERAL LOCATIONS" shall mean the respective state of organization of the Company and each other Obligor, chief executive office of the Company and each other Obligor and those additional locations, if any, of the Company and each other Obligor set forth and described in the Collateral Information Certificates.

                  "COMPANY" has the meaning set forth in the introductory paragraph hereof and shall include the Company's successors and assigns.

                  "CONSOLIDATED AVAILABLE FREE CASH FLOW" shall mean, for each Annual Period, an amount equal to 70% of Consolidated Free Cash Flow for such Annual Period.

                  "CONSOLIDATED DEBT" shall mean, at any date, the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date, but excluding Contingent Interest (as defined in the Senior Credit Agreement) and amounts payable pursuant to Section 2.06(a) of this Agreement.

                  "CONSOLIDATED EBITDA" shall mean the sum of the following, calculated on a consolidated basis in accordance with GAAP for the Company and its Consolidated Subsidiaries, for the relevant fiscal period: (i) Consolidated Net Income; plus (ii) depreciation and amortization expenses; plus (iii) Consolidated Interest Expense; plus
         (iv) income tax expense included in Consolidated Net Income.

                  "CONSOLIDATED FREE CASH FLOW" shall mean, for any period, (i) Consolidated EBITDA for such Annual Period, minus (ii) capital expenditures made in such Annual Period, minus (iii) taxes paid in such Annual Period.

                  "CONSOLIDATED INTEREST EXPENSE" shall mean, for any relevant fiscal period, interest, whether expensed or capitalized, in respect of Debt of the Company or any of its Consolidated Subsidiaries outstanding during such period, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED NET INCOME" shall mean, for any relevant fiscal period, the Net Income of the Company and its Consolidated Subsidiaries determined on a consolidated basis, but excluding extraordinary items.

                  "CONSOLIDATED SUBSIDIARY" shall mean, at any date, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Company in its consolidated financial statements as of such date.

                  "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company and the other Obligors, are treated as a single employer under Section 414 of the Code.

                  "DEBT" of any Person shall mean, at any date, without duplication, (i) all obligations of such Person for borrowed money,
         (ii) all payment obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases or leases for which such Person retains tax ownership of the property subject to a lease, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or undrawn amounts available to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements, other than commodity hedging agreements entered into by such Person as risk protection rather than as an investment (each valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable agreement, if any), and (x) all Debt of others Guaranteed by such Person.

                  "DEBT/EBITDA RATIO" shall mean the ratio of Consolidated Debt to Consolidated EBITDA.

                  "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DEFAULT RATE" shall have the meaning set forth in Section
         3.05.

                  "DIRECT FOREIGN SUBSIDIARY" shall mean any Foreign Subsidiary owned directly by the Company or any other Obligor.

                  "DOMESTIC BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks in Georgia or New York are authorized by law to close.

                  "DOMESTIC STOCK PLEDGE AGREEMENT" shall mean the Stock Pledge Agreement, substantially in the form of Exhibit D, which is an amendment and restatement of the Original Stock Pledge Agreement, to be executed by the Company (or, pursuant to Section 7.07, any other Obligor created or acquiring a Domestic Subsidiary), pledging to the Collateral Agent pursuant thereto, for the equal and ratable benefit of the Purchasers subject to the Lends of the Senior Lenders, all of the outstanding capital stock of all

         Domestic Subsidiaries, to secure the payment of all of the Obligations, as any of the foregoing may be amended or supplemented from time to time.

                  "DOMESTIC PLEDGED STOCK" shall mean the capital stock of the Domestic Subsidiaries described in and pledged pursuant to the Domestic Stock Pledge Agreement.

                  "DOMESTIC SUBSIDIARY" shall mean any Subsidiary which is organized under the laws of the United States of America or any state, territory or possession thereof or the District of Columbia.

                  "EBITDA/CASH INTEREST RATIO" shall mean the ratio of Consolidated EBITDA to Cash Interest.

                  "ENVIRONMENTAL AUTHORITY" shall mean any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "ENVIRONMENTAL AUTHORIZATIONS" shall mean all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Company or any Subsidiary required by any Environmental Requirement.

                  "ENVIRONMENTAL JUDGMENTS AND ORDERS" shall mean all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "ENVIRONMENTAL LIABILITIES" shall mean any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

                  "ENVIRONMENTAL NOTICES" shall mean notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "ENVIRONMENTAL PROCEEDINGS" shall mean any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                  "ENVIRONMENTAL RELEASES" shall mean releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "ENVIRONMENTAL REQUIREMENTS" shall mean any legal requirement relating to health, safety or the environment and applicable to the Company or any Subsidiary or the Aggregate Real Properties, including but not limited to any such requirement under

         CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                  "EQUIPMENT COLLATERAL" shall mean all equipment and fixtures of each of the Obligors, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer equipment, books and records, motor vehicles, forklifts, rolling stock, dies and tools used or useful in such Obligor's business operations, and software embedded in any such goods, excluding, however, Excluded Equipment.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "EXCLUDED EQUIPMENT" shall mean (i) any equipment subject to a Purchase Money Lien as to which the purchase money creditor holding such Lien prohibits other Liens thereon without its prior consent, unless and until either (A) such creditor grants such consent or (B) the Debt secured by such Lien has been fully paid and satisfied; and
         (ii) any equipment with respect to which the rights of possession and use of any Obligor are created pursuant to a lease which does not create a security interest, unless and until such time (if any) as such Obligor acquires title to such equipment from the lessor or the lessor abandons its rights and claims thereto.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 9.01.

                  "EXECUTIVE OFFICE" shall mean the chief executive office address of each Obligor designated as such in the Collateral Information Certificates.

                  "FACTORED ACCOUNTS" shall mean all accounts of any Obligors actually purchased by a Permitted Factor in connection with a factoring program approved by the Required Holders, which factoring program, among other things, shall not provide for any loans or advances to be made to any of the Obligors on account of accounts to be purchased by such Permitted Factor or any Lien on accounts or related assets not purchased or identified for purchase by such Factor.

                  "FISCAL MONTH" shall mean any fiscal month of the Company.

                  "FISCAL QUARTER" shall mean any fiscal quarter of the Company.

                  "FISCAL YEAR" shall mean any fiscal year of the Company.

                  "FOREIGN PLEDGED STOCK" shall mean all capital stock of the Direct Foreign Subsidiaries pledged pursuant to the Foreign Stock Pledge Agreement.

                  "FOREIGN STOCK PLEDGE AGREEMENT" shall mean, collectively, (i) the Foreign Stock Pledge Agreement, substantially in the form of Exhibit E, executed by the Company (and, pursuant to Section 7.07, any other Obligor creating or acquiring a Direct

         Foreign Subsidiary), and (ii) and if requested by the Required Holders, any pledge or other agreement which may required pursuant to applicable law in the jurisdiction in which a Direct Foreign Subsidiary is located, in each case to be executed and delivered by the Company and each other Obligor which owns any Direct Foreign Subsidiaries, pledging to the agent pursuant thereto, for the ratable benefit of the Required Holders subject to the Lien of the Senior Lenders, 65% of the capital stock of all Direct Foreign Subsidiaries, to secure the payment of all of the Obligations, as any of the foregoing may be amended or supplemented from time to time.

                  "FOREIGN SUBSIDIARY" shall mean any Subsidiary which is not a Domestic Subsidiary.

                  "FULLY DILUTED BASIS" includes, without duplication, (i) all shares of Capital Stock of the Company outstanding at the time of determination, (ii) the Capital Stock issuable upon exercise of all outstanding warrants, options and other rights to acquire Capital Stock of the Company directly or indirectly and (iii) the Capital Stock of the Company issuable upon conversion of all securities convertible directly or indirectly into Capital Stock of the Company.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America applied on a basis consistent with those which, in accordance with Section 1.03, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "GUARANTEE" by any Person shall mean any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "HAZARDOUS MATERIALS" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                  "INTANGIBLES COLLATERAL" shall mean all general intangibles of each Obligor, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records and all computer software and programs, and all goodwill of each Obligor associated therewith.

                  "INTERCREDITOR AGREEMENT" shall mean an Intercreditor Agreement, in form and substance satisfactory to the Purchasers, by and among the Purchasers, the Senior Lenders and Wachovia, with respect to the first priority liens in the Collateral in favor of the Collateral Agent for the ratable benefit of the Senior Lenders, and the second priority liens on the Collateral in favor of the Collateral Agent for the ratable benefit of the Purchasers, and setting forth the relative rights and priorities of such parties in the Collateral and matters related thereto.

                  "INTEREST RATE PROTECTION AGREEMENT" shall mean an interest rate hedging or protection agreement entered into by and between any of the Obligors and any of the Purchasers, together with all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof.

                  "INVENTORY COLLATERAL" shall mean all inventory of each Obligor, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of such Obligor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, software embedded in such goods, all raw materials, work-in-process, finished goods and supplies used or consumed in such Obligor's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing; provided, however, that "Inventory Collateral" shall not include goods which are placed by the owner thereof on consignment with an Obligor in compliance with Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction.

                  "LIEN" shall mean, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest, encumbrance, or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Obligors or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "MARGIN STOCK" shall mean "margin stock" as defined in Regulations T, U or X.

                  "MATERIAL ADVERSE EFFECT" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination, or claim or contest by any Obligor demanding the same, in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of any Obligor, or any Subsidiary, (b) the rights and remedies of the Collateral Agent or the Purchasers under the Transaction Documents, the Collateral Agent's security interest and Lien against the Collateral, or the ability of any of the Obligors or any Person obligated under a Guarantee of the Obligations to perform its obligations with respect to the Obligations or under the Transaction Documents to which it is a party (including, without limitation, the repudiation, revocation or any attempt to do the same by any Obligor or any Person obligated under a Guarantee of the Obligations or any other Transaction Document), as applicable, or
         (c) the legality, validity or enforceability of any Transaction
         Document.

                  "MATERIAL CONTRACT" shall mean (i) the License Agreement between the Parent and Disney Enterprises, Inc. dated December 4, 2000, and (ii) any contract, lease, instrument, guaranty or license, or other arrangement (other than any of the Transaction Documents), whether written or oral, to which any Obligor or any of its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect.

                  "MATURITY DATE" shall mean July 23, 2007.

                  "MORTGAGES" shall mean any one, or more, or all, as the context shall require, of (i) the Mortgage, Security Agreement and Fixture Financing Statement dated September 22, 1999, from Churchill Weavers, Inc., to Wachovia Bank, N.A., as collateral agent for itself and other lenders identified in said mortgage, recorded in Book 586, Page 332, Madison County, Kentucky, Records, as amended by the Mortgage Amendment; and (ii) any Mortgage required by Section 7.07 (which shall be similar to the Mortgage described in clause (i) above, subject to modification as appropriate to take into account the law of the state in which the Real Property covered thereby is located), in each case together with all future amendments and supplements thereto.

                  "MORTGAGE AMENDMENT" shall mean an amendment, of even date herewith, to the Mortgage described in clause (i) of the definition of Mortgage, which is satisfactory to the Lenders, which amendment shall, among other things, refer to this Agreement and the refinancing of the Refinanced Agreements pursuant hereto, secure the Obligations hereunder, and continue the Liens and security interests granted pursuant to the Mortgage without interruption.

                  "MULTIEMPLOYER PLAN" shall have the meaning set forth in
         Section 4001(a)(3) of ERISA.

                  "NET CASUALTY/INSURANCE PROCEEDS", shall mean, when used with respect to any Condemnation Awards or insurance proceeds allocable to the Collateral or in respect of business interruption insurance, the gross proceeds from any Casualty or Condemnation or business interruption remaining after payment of all expenses (including attorneys' fees) incurred in the collection of such gross proceeds.

                  "NET INCOME" shall mean, as applied to any Person for any relevant fiscal period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "NOTES" shall mean, collectively, each subordinated promissory note issued by the Company pursuant to Section 2.01, Section 2.04(a) or any other provision hereof, in substantially the form of Exhibit A-1 or A-2 hereto, as the case may be, maturing on the Maturity Date, or such earlier date as provided herein, at which time all principal, interest and other amounts owing hereunder shall be due and payable in full, and bearing interest as set forth in this Agreement, and each Note delivered in substitution, amendment, modification, extension or exchange for any such Note pursuant to the provisions of this Agreement.

                  "OBLIGATIONS" shall mean all Debts, indebtedness, liabilities, covenants, duties and other obligations of the Obligors: (i) to the Collateral Agent, any of the Purchasers, or any of their respective successors, permitted transferees or permitted assigns, included or arising from time to time under this Agreement or any other Transaction Document, whether evidenced by any note or other writing, whether arising from the extension of credit, opening of a letter of credit, acceptance or loan guaranty, including, without limitation, principal, interest, Yield-Maintenance Amount, fees, costs, attorney's fees and indemnification amounts and any and all extensions or renewals thereof in whole or in part, direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several; (ii) to any Purchaser or Affiliate thereof arising under any Interest Rate Protection Agreement with any such Purchaser or Affiliate, including, without limitation, any premature termination or breakage or other costs with respect thereto; (iii) to any Purchaser and its Affiliates, arising in connection with any banking or related transactions, services or functions provided to the Company in connection with the conduct of the Company's business (excluding extensions of credit giving rise to any Debt for Money Borrowed not related to this Agreement or any of the other Transaction Documents).

                  "OBLIGORS" shall mean, individually and collectively, as the context requires, each of the following Persons: (i) the Company, Churchill Weavers, Inc., a Kentucky corporation, Hamco, Inc., a Louisiana corporation, and Crown Crafts Infant Products, Inc., a Delaware corporation; (ii) any Person which becomes an Obligor pursuant to the provisions of Section 7.07 of this Agreement; and (iii) in the case of each Obligor, its successors and its permitted assigns.

                  "ORIGINAL SECURITY AGREEMENT" shall mean, collectively, each of the "Security Agreements", as defined in the Refinanced Agreements, which were executed and delivered by the Company and the other Obligors and their predecessors in interest pursuant to the Refinanced Agreements and the "Intercreditor Agreement", as defined in the Refinanced Agreements.

                  "ORIGINAL STOCK PLEDGE AGREEMENT" shall mean the "Pledge Agreement", as defined in the Refinanced Agreements, which was executed and delivered by the Parent pursuant to the Refinanced Agreements and the "Intercreditor Agreement", as defined in the Refinanced Agreements.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED ENCUMBRANCES" shall mean, (i) as to the Collateral granted pursuant to the Security Agreement, the encumbrances set forth on Schedule 7.10, and (ii) as to each parcel of the Real Properties, the encumbrances expressly permitted by the Mortgage with respect to such parcel of the Real Properties.

                  "PERMITTED FACTOR" shall mean any factor approved in writing by the Purchasers and subject to an Assignment of Factoring Credit Balances.

                  "PERSON" shall mean an individual, a corporation, a limited liability company, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "PLAN" shall mean at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "PIK EQUIVALENT" shall mean, as of any date of determination, an amount equal to the aggregate amount of each PIK Note to be issued pursuant to Section 2.04(a) from the date hereof to and including the Maturity Date with respect to any principal amount being prepaid as of such date of determination.

                  "PIK NOTE" shall have the meaning set forth in Section
         2.04(a).

                  "PREFERRED SHARES", as applied to any Person, shall mean Capital Stock of such Person which shall be entitled to preference or priority over any other Capital Stock of such Person in respect of either the payment of dividends or the distribution of assets upon liquidation.

                  "PREMIUM" shall mean any amount payable to a lender as consideration or compensation for the prepayment of Debt.

                  "PURCHASE MONEY LIEN" shall mean any Lien (including a negative pledge arrangement) granted by any Obligor or any Subsidiary from time to time to vendors or financiers of equipment to secure not less than 75% of the payment of the purchase price thereof so long as
         (i) such Liens extend only to the specific equipment so purchased, (ii) secure only such deferred payment obligation and related interest, fees and charges and no other Debt, and (iii) are promptly released upon the payment in full of such purchase price and related interest, fees and charges.

                  "PURCHASERS" shall have the meaning set forth in the introductory paragraph.

                  "QUARTERLY PAYMENT DATE" shall mean each March 31, June 30, September 30 and December 31, commencing with September 30, 2001.

                  "REAL PROPERTIES" shall mean the real property owned by the Obligors and described in the Mortgages.

                  "REAL PROPERTY DOCUMENTATION" shall mean the following as to each parcel of the Real Properties, in each case in form and substance satisfactory to the Required Holders in their reasonable judgment:

                           (i) an owner's/lessee's affidavit for each parcel or tract of such Real Property;

                           (ii) mortgagee title insurance binders and policies for each tract or parcel of such Real Property;

                           (iii) a certificate as to the insurance required by the related Mortgage, to the extent not furnished pursuant to Section 6.06;

                           (iv) an indemnification agreement regarding hazardous materials for such Real Property;

                           (v) as to any Mortgage required by Section 7.07, a current survey of each parcel or tract of such Real Property;

                           (vi) as to any Mortgage required by Section 7.07, such consents, acknowledgments, intercreditor or attornment and subordination agreements as the Collateral Agent may require from any Third Parties with respect to any portion of such Real Property;

                           (vii) as to any Mortgage required by Section 7.07, a report of a licensed engineer detailing an environmental inspection of such Real Property; and

                           (viii) as to any Mortgage required by Section 7.07, an appraisal of such Real Property, prepared by an appraiser satisfactory to the Collateral Agent and engaged by and on behalf of the Collateral Agent and the Purchasers.

                  "REDEEMABLE PREFERRED STOCK" of any Person shall mean any preferred stock issued by such Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "REFINANCED AGREEMENTS" shall mean, collectively, (i) the Credit Agreement between the Company and Wachovia, dated as of August 9, 1999, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 23, 2000, Amendment No. 2 to Revolving Credit Agreement dated as of March 13, 2000, Amendment No. 3 to Revolving Credit Agreement dated as of June 4, 2000, Amendment No. 4 to Revolving Credit Agreement dated as of August 31, 2000, Amendment No. 5 to Revolving Credit Agreement dated as of April 3, 2001; and Amendment No. 6 to Revolving Credit Agreement dated as of June 29, 2001 (ii) the Credit Agreement between the Company and Bank of America, N.A., dated as of August 9, 1999, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 23, 2000, Amendment No. 2 to Revolving Credit Agreement dated as of March 13, 2000, Amendment No. 3 to Revolving Credit Agreement dated as of June 4, 2000, Amendment No. 4 to Revolving Credit Agreement dated as of August 31, 2000, Amendment No. 5 to Revolving Credit Agreement dated as of April 3, 2001 and Amendment No. 6 to Revolving Credit Agreement dated as of June 29, 2001; and
         (iii) the Note Purchase and Private Shelf Facility between the Company and The Prudential Insurance Company of America dated as of October 12, 1995, as amended by Amendment to 1995 Note Agreement dated as of February 29, 2000, Amendment to 1995 Note Agreement dated as of March 13, 2000, Amendment to 1995 Note Agreement dated as of June 4, 2000, Amendment No. 5 of 1995 Note Agreement dated as of August 31, 2000, Amendment No. 6 of 1995 Note Agreement dated as of April 3, 2001 and Amendment No. 7 of 1995 Note Agreement dated as of June 29, 2001.

                  "REFINANCING DEBT" shall mean any Debt, the proceeds of which are applied, directly or indirectly, to refinance all or a portion of the Debt under the Senior Credit Agreement.

                  "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company, the Purchasers in each such Purchaser's capacity as holder of a Warrant of the Company, in substantially the form of Exhibit C, together with all amendments, modifications or supplements thereto.

                  "REGULATION T" shall mean Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "REGULATION X" shall mean Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "REQUIRED HOLDERS" shall mean at any time Purchasers holding at least (1) so long as there are 3 or fewer Purchasers, 100%, (2) otherwise, 66 2/3's% of the aggregate outstanding principal amount of the Notes; provided, however, that such calculation shall be made without including the principal amount of Notes held by any Purchasers which are in default with respect to their obligations to the Collateral Agent, any Obligor or any Purchaser.

                  "SECURITY AGREEMENT" shall mean that certain Security Agreement of even date herewith, substantially in the form of Exhibit F, executed and delivered by the Obligors and the Purchasers, as amended or supplemented from time to time.

                  "SECURITY DOCUMENTS" shall mean the Blocked Account Agreements, the Domestic Stock Pledge Agreement, the Foreign Stock Pledge Agreement, the Security Agreement, the Mortgages, and the Waiver Agreements.

                  "SENIOR CREDIT AGREEMENT" shall have the meaning set forth in the preamble of this Agreement.

                  "SENIOR DEBt" shall mean and include all obligations (whether now outstanding or hereafter incurred), the payment of which the Company is responsible or liable as obligor, guarantor or otherwise in respect of (i) all payment obligations under the Senior Notes, and the Senior Credit Agreement, in respect of principal, interest, Premium and fees or indemnities, whether now owing or hereafter incurred (including any interest accruing subsequent to the commencement of a proceeding described in Section 10.01(a), regardless of whether the claims of holders of such payment obligations for such interest are allowed in any such proceeding) and (ii) any Refinancing Debt; provided, that the aggregate principal amount of all Senior Debt shall not exceed $40,000,000 and Senior Debt shall not include (a) any Debt of the Company which, by the terms of the instrument evidencing such Debt or under which it is outstanding, is expressly made junior and subordinate in right of payment to any other Debt; (b) Debt of the Company to a Subsidiary of the Company; (c) any liability for federal, state, local or other taxes owed or owing by the Company; and (d) any accounts payable or other liability of the Company to trade creditors.

                  "SENIOR DEBT DEFAULT" shall mean (i) any default in the payment of any principal of or interest or Premium on any Senior Debt when the same becomes due and payable, or (ii) any other event of default under any agreement evidencing Senior Debt which would entitle the holders of such Senior Debt to accelerate such Senior Debt, including without limitation, any default arising as a result of a Default or Event of Default hereunder.

                  "SENIOR DEBT DOCUMENTS" shall mean the Senior Credit Agreement and all other Credit Documents (as defined in the Senior Credit Agreement).

                  "SENIOR DEBT/EBITDA RATIO" shall mean the ratio of Consolidated Senior Debt to Consolidated EBITDA.

                  "SENIOR LENDERS" shall have the meaning given to such term in the recitals hereof.

                  "SENIOR OFFICER" shall mean any of the following officers of the Company, regardless of actual title: Chief Executive Officer; Chief Operating Officer; and Chief Financial Officer.

                  "SENIOR NOTES" shall mean the Revolving Loan Notes and the Term Loan Notes issued pursuant to the Senior Credit Agreement.

                  "STOCKHOLDERS' EQUITY" shall mean, at any time, the shareholders' equity of the Company and the Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Company and the Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Company or any of the Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan,
         (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                  "SUBSIDIARY" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "TERMINATION EVENT" shall mean any one of (i) the occurrence of the Maturity Date, (ii) the payment in whole of the Notes, (iii) the date the Notes are declared to be immediately due and payable pursuant to Section 9.01 following the occurrence of an Event of Default and
         (iv) the occurrence of a Change of Control.

                  "THIRD PARTY" shall mean any landlord, warehousemen, servicer, processor, bailee and other third parties which may, from time to time, be in the possession or control of, any Collateral or any property on which any Collateral is or may be located.

                  "TRADE STYLES" has the meaning set forth in Section 5.29.

                  "TRANSACTION DOCUMENTS" shall mean, collectively, this Agreement, the Notes, the Warrants, the Assignment Agreement, the Intercreditor Agreement, the Registration Rights Agreement, the Security Documents and any and all other documents, instruments, certificates and agreements executed and/or delivered by the Company in connection herewith, or any one, more, or all of the foregoing, as the context shall require, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted in accordance with the provisions hereof or thereof.

                  "UCC" shall mean the Uniform Commercial Code Secured Transactions of Georgia (O.C.G.A. Art. 11-9) (or, if the law of a different state is selected in any Security Document as the governing law for purposes of such Security Document, the Uniform Commercial Code Secured Transactions of such other state as to such Security Document), as in effect on the date hereof.

                  "VOTING STOCK" shall mean, securities or other equity interest of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election or removal of corporate directors or persons (such as general partners or managers) performing similar functions in the case of business entities other than corporations.

                  "WACHOVIA" shall mean Wachovia Bank, N.A., a national banking association, and its successors.

                  "WAIVER AGREEMENT" shall mean the Waiver and Agreement executed and delivered by any Third Party waiving or subordinating its Third Party Claims, and making certain other agreements in regard to the Collateral, all on terms satisfactory to the Collateral Agent in all respects.

                  "WARRANT" shall mean any common stock purchase warrant issued and delivered by the Company on the Closing Date, substantially in the form of Exhibit B hereto, and each common stock purchase warrant issued and delivered in substitution or exchange for such Warrant.

                  "WHOLLY OWNED SUBSIDIARY" shall mean any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

         SECTION 1.02. YIELD-MAINTENANCE TERMS.

                  "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 2.05(b), is declared to be immediately due and payable pursuant to
         Section 9.02, as the context requires, or where mutually agreed by the Obligors and the Purchasers.

                  "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on the Note is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the Y-M Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "PAGE 678" on the Telerate

         (or such other display as may replace Page 678 on the Telerate) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Y-M Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities. The Reinvestment Yield will be rounded to that number of decimal places as appears in the interest rate for the Notes.

                  "REMAINING-AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

                  "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.05(b) or is declared to be immediately due and payable pursuant to Section 9.02, as the context requires.

                  "TELERATE" shall mean Telerate, Inc. or such other nationally recognized service providing comparable services as you may select as a substitute therefor.

                  "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

                  "Y-M BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP; provided, however, if

GAAP should change after the Closing Date and either the Company or the Required Holders shall object to the application of any such change herein, then, GAAP shall be applied on a basis consistent with the Company's most recent financial statements for which no objection was made, and the Company shall modify its financial reporting hereunder accordingly.

                                  ARTICLE II.

                  ISSUANCE AND PURCHASE OF THE NOTE AND WARRANT

         SECTION 2.01. AUTHORIZATION OF ISSUANCE OF THE NOTES AND WARRANTS. The Company has duly authorized the issuance and sale, on the terms and subject to the conditions set forth herein, of Notes in the aggregate principal amount not to exceed the amount specified in the Purchaser Schedule hereto opposite each Purchaser's name, to be dated as of the date of the Closing Date. The Company has duly authorized the issuance and sale, on the terms and subject to the conditions set forth herein, of the Warrants for the purchase of the percentage specified in the Purchaser Schedule hereto opposite each Purchaser's name of the Common Stock of the Company on a Fully Diluted Basis.

         SECTION 2.02. PURCHASE AND SALE OF NOTES AND WARRANTS. The Company hereby agrees to issue to each Purchaser and, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company contained herein, such Purchaser agrees to exchange certain obligations and warrants outstanding under the Refinanced Agreements for the Notes and the Warrants. The Notes and Warrants shall be issued for the deemed aggregate purchase price as specified in the Purchaser Schedule hereto opposite such Purchaser's name.

         SECTION 2.03. ALLOCATION OF PURCHASE PRICE. Under both generally accepted accounting standards consistently applied and the regulations of the Internal Revenue Service, the issuance to each Purchaser of the Notes and the Warrants for an aggregate purchase price equal to the aggregate principal amount of the Notes being so purchased results in the creation of "original issue discount" on the Notes (which original issue discount may also be deemed to constitute the value of the Warrants issued in connection with the issuance of the Notes), and such regulations require the determination of the value of the Warrants so delivered. Pursuant to generally accepted accounting principles consistently applied and applicable Treasury Regulations, the Company and each Purchaser agree that the aggregate amount of such original issue discount and the aggregate value of the Company's Warrants is as specified in the Purchaser Schedule hereto opposite such Purchaser's name, which original issue discount and value of such Warrant shall be allocated to the Notes. The Company and each Purchaser agree to recognize and adhere to the determinations and allocations of original issue discount and valuation of the Warrant set forth herein for all federal and state income tax purposes. In the event of any proposed transfer of any Note by a Purchaser, such Purchaser shall, prior to such transfer, mark such Note with a legend pertaining to the original issue discount in the form required by Treasury Regulation Section 1.1275-3(b)(1).

         SECTION 2.04. INTEREST ON THE NOTE.

         (a) RATE AND PAYMENT. Interest shall accrue at a rate per annum equal to 10% payable in immediately available funds and 1.65% payable by delivery of a promissory note in substantially the form of Exhibit A-2 hereto (a "PIK NOTE"). Interest shall be payable (i) on the last Business Day of each calendar month, commencing on July 31, 2001 and continuing thereafter until the Notes have been paid in full, (ii) upon any prepayment of any Note to the date of prepayment on the amount prepaid, and (iii) at maturity of the Note, whether by acceleration or otherwise. Notwithstanding anything else contained in this Section 2.04(a), the Company shall make payments with respect to the Notes in immediately available funds at such times and in such minimum amounts as are necessary for the Notes not to have "significant original issue discount" as that term is defined in Section 163(i) of the Code. For this purpose, the issue price of the Notes shall be computed by assuming that the fair market value of the Warrant is as set forth on the Purchaser Schedule hereto.

         (b) DEFAULT RATE. After maturity, whether by acceleration or otherwise, interest shall accrue on the Notes at the Default Rate set forth in
Section 3.05 below, all of which shall be paid in immediately available funds.

         SECTION 2.05. MATURITY OF THE NOTE; PREPAYMENTS.

         (a) MATURITY. The principal amount of the Note shall be payable in one installment on the Maturity Date, unless sooner accelerated in accordance with the terms hereof.

         (b) OPTIONAL PREPAYMENT OF NOTES. At any time and from time to time after the Senior Debt has been indefeasibly paid in full, the Company may, at its option, upon notice as set forth in clause (d) of this Section 2.05, prepay all of the Notes upon the concurrent payment of the amount due under
Section 2.06 hereof.

         (c) PARTIAL PREPAYMENTS OF NOTES. Partial prepayments of the Notes shall not be permitted.

         (d) NOTICE OF OPTIONAL PREPAYMENT OF NOTES. In the case of a prepayment, the Company shall give written notice thereof to each holder of any Note not less than 30 nor more than 60 days prior to the date fixed for the prepayment. Such notice shall set forth: (1) the date fixed for prepayment; (2) the aggregate principal amount of Notes; and (3) the aggregate principal amount of Notes held by such holder and the amount of accrued interest to be paid to such holder on such date and amounts due under Section 2.06.

         (e) MATURITY; ACCRUED INTEREST; SURRENDER, ETC. OF NOTES. In the case of a prepayment of all of the Notes, the principal amount to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and amounts due under Section 2.06. Any Note prepaid in full shall be marked "Paid in full", surrendered to the Company at the Company's principal place of business promptly following prepayment and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         (f) PURCHASE OF NOTES. The Company will not, and will not permit any Subsidiary or Affiliate of the Company to, directly or indirectly, purchase or otherwise acquire, or offer to purchase or otherwise acquire, any outstanding Notes except by way of payment or prepayment in accordance with the provisions of the Notes and this Agreement.

         (g) PAYMENT ON NON-BUSINESS DAYS. If any amount hereunder or under the Notes shall become due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day.

         (h) WARRANT OWNERSHIP. Prepayment or transfer of any Note shall not preclude a Purchaser from continuing to own a Warrant or from exercising its rights pursuant to such Warrant or the Registration Rights Agreement at a later date.

         SECTION 2.06. ADDITIONAL PAYMENTS.

         (a) TERMINATION EVENT. Upon the occurrence of a Termination Event, the Company shall immediately pay to the Purchasers an amount equal to $8,000,000 in cash as additional compensation to the Purchasers for the consummation of the transactions contemplated hereby. Once paid, such amount shall be fully earned and nonrefundable. Such payment shall be shared by the Purchasers in the same proportion as the principal amount of the Notes held by each Purchaser bears to the aggregate principal amount of the Notes held by all Purchasers.

         (b) PREPAYMENT OF NOTES. If the Notes are prepaid in whole prior to the Maturity Date for any reason whatsoever including acceleration, the Company shall pay to the Purchasers the PIK Equivalent in cash as additional compensation to the Purchasers for the consummation of the transactions contemplated hereby. Once paid, such amount shall be fully earned and nonrefundable.

                                  ARTICLE III.

                      OTHER PROVISIONS RELATING TO THE NOTE

         SECTION 3.01. MAKING OF PAYMENTS. The Company shall make each payment hereunder and under the Note not later than 2:00 p.m. (Atlanta, Georgia time) on the day when due in Dollars in same day funds to the Purchasers as provided in the Purchaser Schedule hereto. All payments received after that hour shall be deemed to have been received by a Purchaser on the next following Business Day.

         SECTION 3.02. INCREASED COSTS. In the event that any change in any applicable law, treaty or governmental regulation, or in the interpretation or application thereof, or compliance by a Purchaser with any guideline, request or directive (whether or not having the force of law) from any central bank or other U.S. or foreign financial, monetary or other governmental authority, shall: (a) subject such Purchaser to any tax of any kind whatsoever with respect to this Agreement, the Notes or the Warrants or change the basis of taxation of payments to such Purchaser of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Purchaser); (b) impose, modify, or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by or committed to be extended by any office of such Purchaser, including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or (c) impose on such Purchaser any other condition with respect to this Agreement, the Notes or the Warrants hereunder; and the result of any of the foregoing is to increase the cost to such

Purchaser of making or maintaining the Notes or the Warrants or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of the Notes or the Warrants, then, in any case, the Company shall promptly pay from time to time, upon demand of such Purchaser, such additional amounts as will compensate such Purchaser for such additional cost or such reduction, as the case may be. Such Purchaser shall certify the amount of such additional cost or reduced amount to the Company, and such certification shall be conclusive absent manifest error. In determining any such amount, such Purchaser may use any reasonable averaging and attribution methods.

         SECTION 3.03. CAPITAL ADEQUACY. If, after the date of this Agreement, a Purchaser shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Purchaser with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Purchaser's capital (whether on this credit facility or otherwise) as a consequence of its obligations hereunder to a level below that which such Purchaser could have achieved but for such adoption, change or compliance (taking into consideration such Purchaser's policies with respect to capital adequacy) by an amount deemed by such Purchaser to be material, then from time to time, promptly upon demand by such Purchaser, the Company shall pay such Purchaser such additional amount or amounts as will compensate such Purchaser for such reduction. A certificate of such Purchaser claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder and such certification shall be conclusive absent manifest error. In determining any such amount, such Purchaser may use any reasonable averaging and attribution methods.

         SECTION 3.04. SURVIVAL. The obligations of the Company under Sections
3.02 and 3.03 shall survive termination of this Agreement and payment of the Note.

         SECTION 3.05. DEFAULT RATE OF INTEREST. If an Event of Default shall occur and be continuing, then interest shall accrue on such unpaid principal or any other Obligation from the due date until and including the date on which such principal is paid in full at a rate per annum that is two percent (2%) in excess of the rate of interest otherwise payable hereunder (the "DEFAULT RATE") and shall be payable in immediately available funds. Interest calculated at the Default Rate shall be due and payable in immediately available funds upon demand by a Purchaser.

         SECTION 3.06. CALCULATION OF INTEREST. Interest payable on the Note shall be calculated on the basis of a year of 360 days and shall be payable for the actual number of days elapsed. If the date for any payment of principal is extended (whether by operation of this Agreement, any provision of law or otherwise), interest shall be payable for such extended time at the rates provided herein. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be due on the next succeeding Business Day.

         SECTION 3.07. USURY. In no event shall the amount of interest due or payable on any Obligation, when aggregated with all amounts payable by the Company under any of the

Transaction Documents that are deemed or construed to be interest, exceed the maximum rate of interest allowed by Applicable Law and, in the event any such payment is paid by the Company or received by a Purchaser, then such excess sum shall be credited as a payment of principal, unless the Company, as applicable, shall notify such Purchaser in writing that it elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Company not pay, and the Purchasers not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Company under Applicable Law.

                                  ARTICLE IV.

                          CONDITIONS TO PURCHASE OF THE
                              NOTE AND THE WARRANT

         The obligations of the Purchasers under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date:

         SECTION 4.01. NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or which, each Purchaser's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

         SECTION 4.02. DOCUMENTATION. Each Purchaser shall have received, on or prior to the Closing Date, the following, each in the form and substance satisfactory to such Purchaser and its counsel and duly executed:

         (a)      this Agreement;

         (b) the Note or Notes in the principal amount specified in the Purchaser Schedule opposite such Purchaser's name;

         (c) the Warrants for the purchase of the percentage specified in the Purchaser Schedule opposite such Purchaser's name of the Common Stock of the Company on a Fully Diluted Basis;

         (d)      the Registration Rights Agreement;

         (e)      the Intercreditor Agreement;

         (f)      the Security Agreement;

         (g) a certificate signed by a senior officer of the Company stating that the representations and warranties set forth herein and in any other Transaction Document are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, stating that the Company is on such date in compliance with all the terms and provisions of the Transaction Documents on its part to be observed or performed, and stating that on such date after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents and the Senior Debt Documents, no Default or Event of Default, has occurred or is continuing;

         (h) all documents which the Purchasers may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of this Agreement, the Notes, the Warrants and any other Transaction Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Purchasers, including, without limitation, a certificate of each Obligor, signed by the Secretary or an Assistant Secretary of such Obligor, certifying as to the names, true signatures and incumbency of the officer or officers of such Obligor authorized to execute and deliver the Transaction Documents, and certified copies of the following items: (i) the Certificate of Incorporation of such Obligor, and all amendments thereto, certified by the Secretary of State of its incorporation as of a recent date, (ii) Bylaws, (iii) certificates of good standing or valid existence of the Secretary of State of the state of the jurisdiction of its incorporation and of each state in which it is qualified to do business as a foreign corporation, in each case as of a recent date, and (iv) the action taken by the Board of Directors of such Obligor authorizing such Obligor the execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents to which such Obligor is a party;

         (i) an opinion letter of Rogers & Hardin LLP, counsel for the Company and it Subsidiaries, dated as of the Closing Date, and covering such additional matters relating to the transactions contemplated hereby as the Purchasers may reasonably request;

         (j) certified copies of the executed Senior Debt Documents and evidence that all conditions precedent thereto have been satisfied;

         (k) duly executed counterparts of each of the Domestic Stock Pledge Agreement and the Foreign Stock Pledge Agreement, together with the blank stock powers and certificates pertaining thereto (or other evidence of registration or perfection of the security interests of the Collateral Agent), each Waiver Agreement requested by the Collateral Agent and the Collateral Information Certificates, together with acknowledgment copies of duly recorded UCC-3 amendments to existing UCC-1 financing statements filed in connection with the Original Security Agreement, and any new UCC-1 financing statements requested by the Lenders, in each case in form and content satisfactory to the Collateral Agent in all respects, pertaining to the Collateral evidencing recordation thereof in all filing offices deemed necessary by the Collateral Agent and the Blocked Account Agreements;

         (l) receipt of a payoff letter from The CIT Group/Commercial Services, Inc. ("CIT") with respect to Debt arising in connection with factoring arrangements, satisfactory to the Collateral Agent to the effect that upon payment of the payoff amount specified therein as to all Debt arising in connection with such factoring arrangements, no loans or advances shall be made thereafter under such factoring arrangements, and that termination statements and other releases as are necessary to satisfy, terminate and release all Liens obtained thereunder or in connection therewith, other than with respect to Factored Accounts, will be delivered to the Required Holders upon receipt by CIT of such payoff amount;

         (m) duly executed counterparts of the Mortgage Amendment, together with such UCC-3 amendments pertaining thereto as the Collateral Agent may reasonably request;

         (n) to the extent reasonably available, receipt of lien searches reasonably acceptable to the Required Holders, showing no Liens other than (i) Permitted Encumbrances, and (ii) Liens in favor of The CIT Group/Commercial Services, Inc. to be terminated pursuant to paragraph (l) above;

         (o)      a sources and uses of funds statement;

         (p) duly executed counterparts of an Assignment Agreement of even date herewith, pursuant to which the Company absolutely assigns to the Collateral Agent, for the ratable benefit of the Purchasers, its right, title and interest in and to certain assets described therein in exchange for cancellation of part of the indebtedness outstanding on the Closing Date under the Refinanced Agreements and each notice required thereunder duly executed by the Company;

         (q) a certified copy of the Certificate Regarding Second Amended and Restated Articles of Incorporation of the Company, as filed with the Secretary of State of Georgia;

         (r) the Purchasers' satisfaction with the management team and board of directors of the Company and the duration of term limits for the board of directors;

         (s) the Purchasers' satisfaction with the terms and provisions of a $960,000, 24 month trust account for the benefit of the directors and officers pertaining to the restructuring of the Company;

         (t) releases of the Obligors and its Subsidiaries from the Calvin Klein license;

         (u) simultaneously with the closing of the transactions contemplated herein, sale of the adult bedding business pursuant to the terms and conditions contained in the term sheet dated April 13, 2001 among the Company and the Senior Lenders pertaining thereto, including, without limitation, (i) the approval of the board of directors of the Company regarding such sale, (ii) the receipt of a copy of the fairness opinion regarding such sale, and (iii) the payment to the Senior Lenders of $8,500,000, less transaction expenses approved by the Senior Lenders, not to exceed $3,000,000, from the proceeds of such sale for application to obligations under the Refinanced Agreements; and

         (v) such other documents, instruments and agreements as the Purchasers shall request.

         SECTION 4.03. CORPORATE ACTIONS. All corporate and other action required hereunder shall be satisfactory.

         SECTION 4.04. NO MATERIAL ADVERSE EFFECT. No Material Adverse Effect has occurred since April 1, 2001.

         SECTION 4.05. NO DEFAULT, ETC. No Default or Event of Default shall exist.

         SECTION 4.06.REPRESENTATIONS ACCURATE. All representations and warranties made by the Company contained herein or in any other Transaction Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date.

         SECTION 4.07. PAYMENT OF FEES AND EXPENSES. The Company shall have paid all of each Purchaser's fees and expenses (including those of its legal counsel) incurred on or prior to the Closing Date.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

         In order to induce each Purchaser to enter into this Agreement, the Company hereby represents and warrants to each such Purchaser, as set forth below:

         SECTION 5.01. CORPORATE EXISTENCE AND POWER. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary (as set forth on Schedule 5.01), and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any such failure to qualify or have all required governmental licenses, authorizations, consents and approvals does not have and would not reasonably be expected to cause a Material Adverse Effect and would not impede any rights of the Collateral Agent or the Purchasers with respect to the Collateral.

         SECTION 5.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement, the Notes and the other Transaction Documents (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, and have been executed on behalf of the Company by duly authorized officers, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Articles of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of the Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Company (except in favor of the Collateral Agent) or any of the Subsidiaries.

         SECTION 5.03. BINDING EFFECT. This Agreement constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, and the Notes and the other Transaction Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company and the other Obligors, as the case may be, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         SECTION 5.04. FINANCIAL INFORMATION.

         (a) The (i)(x) draft audited consolidated financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and its Consolidated Subsidiaries, and (y) unaudited consolidating financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and all Subsidiaries, in each case for the Fiscal Year ending on April 1, 2001, copies of which have been delivered to each of the Purchasers, and (ii) unaudited (x) consolidated financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and its Consolidated Subsidiaries, and (y) an opening balance sheet taking into account the restructuring of the Company and its Consolidated Subsidiaries and the sale of its adult bedding line of business to its former management, and the sources and uses statement described in Section 4.02(o), copies of which have been delivered to each of the Purchasers, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries or the consolidating financial position of the Company and the Subsidiaries, as the case may be, as of such dates and their consolidated or consolidating results of operations and cash flows for such periods stated, and accurately reflect the sources and uses described in such sources and uses statement.

         (b) Since April 1, 2001, there has been no event, act, condition or occurrence having a Material Adverse Effect.

         SECTION 5.05. LITIGATION. There is no action, suit or proceeding pending, or to the knowledge of the Company threatened, against or affecting the Company, any of the other Obligors or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect.

         SECTION 5.06. COMPLIANCE WITH ERISA.

         (a) The Company, the other Obligors and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

         (b) Neither the Company, the other Obligors nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

         SECTION 5.07. COMPLIANCE WITH LAWS; PAYMENT OF TAXES. The Company and the Subsidiaries are in material compliance with all applicable laws, regulations and similar requirements of governmental authorities (including, without limitation, the Fair Labor Standards Act of 1938, as amended), except as set forth in Section 5.12 or where such compliance is being contested in good faith through appropriate proceedings, and except where any such failure to comply (other than with respect to the Fair Labor Standards Act of 1938, as amended) does not have and would not reasonably be expected to cause a Material Adverse Effect and would not impede any rights of the Collateral Agent with respect to the Collateral and the Obligors have adopted and continue to follow a compliance program satisfactory to assure the accuracy of the foregoing statement. There have been filed on behalf of the Company and the Subsidiaries all federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Company or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Obligors and the Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Obligors, adequate. United States income tax returns of the Obligors and the Subsidiaries have been examined and closed through the Fiscal Year ended on or about March 31, 1997.

         SECTION 5.08. INVESTMENT COMPANY ACT. Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 5.09. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any of the Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 5.10. OWNERSHIP OF PROPERTY; LIENS. The Company and the Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 7.10.

         SECTION 5.11. NO DEFAULT. Neither the Company nor any of the Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 5.12.ENVIRONMENTAL MATTERS.

         (a) Neither the Company nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Company nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Real Properties or any other real property owned, leased or operated by the Company or any Subsidiary (collectively, the "AGGREGATE REAL PROPERTIES") has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

         (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Aggregate Real Properties or are otherwise present at, on, in or under the Aggregate Real Properties, or, to the best of the knowledge of the Company, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in substantial compliance with all applicable Environmental Requirements.

         (c) The Company and each of the Subsidiaries have procured all Environmental Authorizations necessary for the conduct of its business, and is in substantial compliance with all Environmental Requirements in connection with the operation of the Aggregate Real Properties and the Company's and each of the Subsidiary's respective businesses.

         SECTION 5.13. CAPITAL STOCK. All Capital Stock, Redeemable Preferred Stock, debentures, bonds, notes and all other securities of the Company and the Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws, or for which the applicable statute of limitations has expired. The issued shares of Capital Stock and Redeemable Preferred Stock of the Company's Wholly Owned Subsidiaries are owned by the Company free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Company's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Company, free and clear of any Lien or adverse claim.

         SECTION 5.14. MARGIN STOCK. Neither the Company nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Notes will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

         SECTION 5.15. INSOLVENCY. After giving effect to the execution and delivery of the Transaction Documents and the transactions contemplated thereby and the incurrence of the Obligations under this Agreement: (i) neither the Company nor the other Obligors will (x) be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the Bankruptcy Code, or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the Obligations of the Company under the Transaction Documents will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 5.15, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

         SECTION 5.16. INSURANCE. The Company and each of the Subsidiaries have (either in the name of the Company or in such Subsidiary's own name), with financially sound and reputable insurance companies and with a Best's Rating of at least "A", insurance in at least such amounts and against at least such risks (including on all its property, and business interruption, public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business and as required by the Security Documents.

         SECTION 5.17. PURCHASE OF COLLATERAL. Within the 12 months period preceding the Closing Date, none of the Obligors has purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of such Obligor's seller.

         SECTION 5.18. POSSESSION OF PERMITS. The Company and each Subsidiary possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, and neither the Company nor any Subsidiary is in violation of any thereof except where any such failure to possess any of the foregoing does not have and would not reasonably be expected to cause a Material Adverse Effect and would not impede any rights of the Collateral Agent or Purchasers with respect to the Collateral.

         SECTION 5.19. LABOR DISPUTES. (i) There is no collective bargaining agreement or other labor contract covering employees of the Company or any Subsidiary, (ii) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (iii) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any of the Company or any Subsidiary or for any similar purpose and (iv) there is no pending, or to the Company's knowledge, threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Company or any Subsidiary or their respective employees.

         SECTION 5.20. SURETY OBLIGATIONS. Except as shown on Schedule 5.20, neither the Company nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

         SECTION 5.21. RESTRICTIONS. Neither the Company nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its assets. Neither the Company nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Debt, none of which prohibit the execution of or compliance with this Agreement or the other Transaction Documents by the Company or any of its Subsidiaries, as applicable.

         SECTION 5.22. LEASES. Schedule 5.22 is a complete listing of all material capitalized and operating leases of the Company and its Subsidiaries on the date hereof. Each of the Company and its Subsidiaries is in compliance in all material respects with all of the terms of each of its respective capitalized and operating leases.

         SECTION 5.23. TRADE RELATIONS. There exists no present condition or state of facts or circumstances which would materially adversely affect the Company or any of its Subsidiaries or prevent the Company or any of its Subsidiaries from conducting its business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which they have heretofore been conducted, and, to the best of the Company's knowledge, there exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between the Company or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of the Company or any of its Subsidiaries, or with any material supplier.

         SECTION 5.24. CAPITAL STRUCTURE. As of the date hereof, Schedule 5.24 states (i) the correct name of each of the Subsidiaries of the Company and the Company, its jurisdiction of incorporation and the percentage of its Capital Stock and Redeemable Preferred Stock owned by the Company, (ii) the name of each of the Company's and the Company's Affiliates and the nature of such affiliation, (iii) the number, nature and holder of all Capital Stock and Redeemable Preferred Stock of the Company and each Subsidiary of the Company, and (iv) the number of authorized, issued and treasury shares of the Company and each Subsidiary of the Company. The Company has good title to all of the shares it purports to own of the Capital Stock and Redeemable Preferred Stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Encumbrances. All such shares have been duly issued and are fully paid and non-assessable.

         SECTION 5.25. FEDERAL TAXPAYER IDENTIFICATION NUMBER. The Company's and the other Obligors' federal taxpayer identification numbers are as indicated on the Collateral Information Certificates.

         SECTION 5.26. BONA FIDE ACCOUNTS. Each item of the Accounts Receivable Collateral and each Factored Account arises or will arise under a contract between an Obligor and the respective Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for the Account Debtor.

         SECTION 5.27. GOOD TITLE TO COLLATERAL. The Obligors have good title to the Collateral free and clear of all Liens, other than any Permitted Encumbrances, and no assertable financing statement covering the Collateral is on file in any public office other than any evidencing Permitted Encumbrances.

         SECTION 5.28. RIGHT TO ASSIGN AND GRANT SECURITY INTEREST. Each of the Obligors has full right, power and authority to make the assignment pursuant to this Agreement and the other Transaction Documents of the Accounts Receivable Collateral and to grant a security interest in all of the Collateral.

         SECTION 5.29. TRADE STYLES. Except as may be set forth on the Collateral Information Certificates, the Company and the other Obligors use no trade names or trade styles (herein, "TRADE STYLES") in their business operations and each Obligor warrants that the same shall continue, except for any additional Trade Styles after the date hereof with respect to which the Company has given the Collateral Agent at least 30 days prior written notice thereof. In any event, to the extent that, now or hereafter, the Obligors use any Trade Styles, the Company hereby represents and warrants in favor of the Collateral Agent that: (i) all of the accounts receivable and proceeds with respect thereto arising out of sales under the Trade Styles shall be the property of, and belong to, the Obligors and shall constitute Accounts Receivable Collateral; (ii) each of the Trade Styles is a trade name and trade style (and not an independent corporation or other legal entity) by which the Obligors identify and sell certain of its products or services and under which they may conduct a portion of their business; (iii) all accounts receivable, proceeds thereof, and returned merchandise which arise from the sale of products invoiced under the names of any of the Trade Styles shall be owned solely by the Obligors and shall be subject to the terms of this Agreement as they relate to Accounts Receivable Collateral; and (iv) the Company hereby appoints the Collateral Agent as its attorney-in-fact to file such certificates disclosing the Company's use of the Trade Styles and to take such other actions on its behalf as are necessary to comply with the statutes of any states relating to the use of fictitious or assumed business names, to the extent that the Company fails to do so.

         SECTION 5.30. ACCOUNT DEBTOR CAPACITY AND SOLVENCY. Each Account Debtor hereunder (a) had the capacity to contract at the time any contract or other document giving rise to the account was executed and (b) such Account Debtor was not and is not "insolvent" as that term is defined in Section 5.15.

         SECTION 5.31. PROCEEDINGS WITH RESPECT TO ACCOUNTS. There are no proceedings or actions which are threatened or pending against any Account Debtor which are reasonably likely to have a material adverse change in such Account Debtor's financial condition or the collectibility of such account.

         SECTION 5.32. LOCATION OF COLLATERAL. As of the date hereof, the Collateral consisting of goods of the Obligors is situated only at one or more of the Collateral Locations.

         SECTION 5.33. MATERIAL CONTRACTS. Schedule 5.33 sets forth a complete listing of all Material Contracts. Each Obligor is in compliance in all material respects with all terms and provisions of each Material Contract to which it is a party.

         SECTION 5.34. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company covenants, warrants and represents to each of the Purchasers that all representations and warranties of the Company and the other Obligors contained in this Agreement or any of the other Transaction Documents shall be true at the time of the execution of this Agreement and the other Transaction Documents, and shall survive the execution, delivery and acceptance thereof by the Purchasers and the parties thereto and the closing of the transactions described therein or related thereto.

         SECTION 5.35. FORCE MAJEURE. None of the Obligors' business is suffering from effects of fire, accident, strike, drought, storm, earthquake, embargo, tornado, hurricane, act of God, acts of a public enemy or other casualty that would have a Material Adverse Effect.

         SECTION 5.36. SENIOR NOTES. The Obligations, as and when incurred, shall be subordinate in right of payment to all of the principal of, interest on, and all other amounts payable in respect of, the Senior Notes, the Liens of the Collateral Agent securing the Obligations shall be subordinate and junior to the Liens securing the Senior Notes pursuant to the Intercreditor Agreement, and the Obligations shall be subject to the subordination provisions set forth herein.

         SECTION 5.37. OFFERING OF NOTE AND WARRANTS. Neither the Company nor, to the best knowledge of the Company, anyone acting on its behalf has offered the Note, the Warrants or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers. Neither the Company nor any of its Subsidiaries nor, to the best knowledge of the Company, anyone acting on their behalf has taken, or will take, any action which would subject the issuance or sale of the Note and the Warrants to Section 5 of the Securities Act of 1933, as amended or the registration or qualification provisions of the blue sky laws of any state.

         SECTION 5.38 REGISTRATION RIGHTS. As of the Closing Date, except as provided in the Registration Rights Agreement, the Company is under no obligation to register under the Securities Act of 1933, as amended, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

         SECTION 5.39 DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to the Purchasers by or on behalf of any Obligor in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any of the other Obligors which materially adversely affects the business, property or assets, or financial condition of the Company or any such Obligor which has not been set forth in this Agreement or in the other documents, certificates and written statements furnished to the Purchasers by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

                                   ARTICLE VI.

                              AFFIRMATIVE COVENANTS

         The Company covenants to each Purchaser that from and after the date hereof, and so long as any amounts remain unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), the Company will comply (and cause each of its Subsidiaries to comply) with the affirmative covenants set forth below:

         SECTION 6.01. INFORMATION. The Company will deliver to each of the
Purchasers:

         (a) within 30 days after the Closing Date, the audited consolidated financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and its Consolidated Subsidiaries for the Fiscal Year ending on April 1, 2001, and as soon as available and in any event within 90 days after the end of each subsequent Fiscal Year, (i) audited consolidated financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and its Consolidated Subsidiaries, and (ii) unaudited consolidating financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and all Subsidiaries, in each case as of the end of such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, with the audited such statements being certified by the Certified Public Accountants, and with such certification to be free of exceptions and qualifications not acceptable to the Required Holders;

         (b) as soon as available, and in any event within 40 days after the end of each Fiscal Month for the first 24 Fiscal Months after the Closing Date, and 30 days after the end of each Fiscal Month thereafter, and within 45 days after the end of each Fiscal Quarter, (i) consolidated financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and its Consolidated Subsidiaries, and (ii) consolidating financial statements (including the balance sheet and statements of income, shareholders' equity and cash flows) of the Company and all Subsidiaries, in each case as of the end of such Fiscal Month and Fiscal Quarter, as the case may be, and for the portion of the Fiscal Year ending on such date, setting forth in each case in comparative form the figures for the corresponding Fiscal Month and Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by a Senior Officer;

         (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate (a "COMPLIANCE CERTIFICATE"), of the Senior Officer (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Section 8.01, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

         (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, (i) a statement of the Certified Public Accountants to the effect that (A) such accountants acknowledge and agree that the Purchasers may rely upon such financial statement in the administration of this Agreement, and (B) nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements, and (ii) a copy of any management letter furnished to the Company by the Certified Public Accountants;

         (e) as soon as available and in no event later than the end of the Fiscal Year of each Obligor, projections of the Obligors and their Subsidiaries for the forthcoming Fiscal Year, and set forth Fiscal Quarter by Fiscal Quarter, together with all material assumptions made in connection therewith;

         (f) promptly, but in any event within 5 Domestic Business Days after the Company becomes aware of the occurrence of any Default, a certificate of the Senior Officer setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

         (g) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

         (h) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Company shall have filed with the Securities and Exchange Commission;

         (i) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

         (j)      written notice of the following:

                  (i) promptly after the Company's learning thereof, of (A) the commencement of any litigation affecting the Company or any other Obligor or any of their respective assets, whether or not the claim is considered by the Company to be covered by insurance, and (B) the institution of any administrative proceeding which in either case of clause (A) or (B), if decided adversely, would have a Material Adverse Effect; and

                  (ii) at least 30 days prior thereto, of the opening of any new office or place of business of any Obligor or the closing of any existing office or place of business of any Obligor; and

                  (iii) promptly after the Company's learning thereof, of any labor dispute to which the Company or any other Obligor may become a party, or any strikes or walkouts relating to any of its plants or other facilities, which in either case will have a Material Adverse Effect, and the expiration of any labor contract to which it is a party or by which it is bound; and

                  (iv) promptly after the occurrence thereof, of any default by any obligor under any note or other evidence of indebtedness payable to the Company or any other Obligor exceeding $250,000; and

                  (v) promptly after the rendition thereof, of any judgment in an amount exceeding $250,000 rendered against the Company or any other Obligor; and

                  (vi) promptly after the Company's learning thereof, knowledge of any and all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Aggregate Real Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing; and

                  (vii) promptly after the Company's learning thereof, of any default by the Company or any other Obligor under the Senior Debt Documents or of any material default under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of any Obligor exceeding $250,000; and

                  (viii) promptly upon the execution thereof, of any amendment to the Senior Credit Agreement, or other agreement governing or pertaining to such Senior Debt, entered into by any Obligor as permitted by Section 7.12(d), and such Obligor shall send the Purchasers a copy thereof promptly thereafter;

         (k) from time to time such additional information regarding the financial position or business (including, without limitation, tax returns and bank statements) of the Company and the Subsidiaries as the Purchasers may reasonably request.

         SECTION 6.02. INSPECTION OF PROPERTY, BOOKS AND RECORDS.

         (a) The Company will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, any of the Purchasers (at the Company's expense if a Default or Event of Default is in existence or at such Purchaser's respective expense, as the case may be, prior to the occurrence of a Default or Event of Default) to visit and inspect any of their respective properties, verify information with any Person, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and the Certified Public Accountants, the Company agreeing to cooperate and assist in such visits and inspections, in each case prior to the occurrence of a Default, at such reasonable times and as often as may reasonably be requested, and after the occurrence of a Default, at any time and without prior notice.

         (b)      In addition to the rights granted the Purchasers pursuant to
Section 6.02(a), the Collateral Agent (or any person or persons designated by it) shall, in its sole discretion, have the right to call at any place of business of the Obligors at any time and without prior notice, and, without hindrance or delay, examine, inspect, and audit all or any portion of the Collateral and to examine, inspect, audit and check and make copies of and extracts from the Obligors' books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to the Obligors' business or to any other transactions between the parties hereto.

         (c) The Collateral Agent shall have the right, on its own or at the direction of the Required Holders, to conduct field audits of the Collateral, and at the expense of the Company; provided that so long as no Default or Event of Default exists, no more than 1 such field audit shall be conducted in any Fiscal Quarter.

         SECTION 6.03. MAINTENANCE OF EXISTENCE AND MANAGEMENT. The Company shall, and shall cause each Subsidiary, to maintain (i) their corporate existence and carry on their business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained, except as permitted by Sections 7.01 and 7.02, (ii) their respective corporate charters, by-laws, partnership agreements, operating agreements and other similar documents and agreements relating to their legal existence and organization, and not permit any amendment or other modification thereto except for any amendment or modification that would not affect the Obligations or result in a Material Adverse Effect, and (iii) executive management having sufficient skill and experience in the Company's and the Subsidiaries' industry to manage the Company and the Subsidiaries competently and efficiently.

         SECTION 6.04. USE OF PROCEEDS. On the Closing Date, the entire amount of the Notes, will be used to refinance in part amounts outstanding under the Refinanced Agreements, and the security interest and liens under the Original Security Agreement, the Original Stock Pledge Agreement and the Mortgages shall be continued without interruption to secure the Obligations pursuant to the Domestic Stock Pledge Agreement, the Security Agreement and the Mortgages. No portion of the proceeds of the Notes will be used by the Company or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section
7.09 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

         SECTION 6.05. COMPLIANCE WITH LAWS; PAYMENT OF TAXES. The Company will, and will cause each of the Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA and the Fair Labor Standards Act of 1938, as amended), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued and except where failure to comply would not have and would not reasonably be expected to cause a Material Adverse Effect. The Company will, and will cause each of the Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Company or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Collateral Agent, the Company or such Subsidiary will set up reserves in accordance with GAAP.

         SECTION 6.06. INSURANCE; NET CASUALTY/INSURANCE PROCEEDS.

         (a) The Company will maintain, and will cause each of the Subsidiaries to maintain (either in the name of the Company or in such Subsidiary's own name), with financially sound and reputable insurance companies acceptable to the Required Holders and with a Best's Rating of at least "A", insurance on all of their property in at least such amounts and against at least such risks (including on all its property, public liability and worker's compensation, and business interruption insurance) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business and as required by the Security Documents. The Company shall deliver the originals or copies (which copies shall be certified if requested by the Required Holders) of such policies to the Required Holders with satisfactory lender's loss payable endorsements naming the Collateral Agent for the Purchasers, as sole loss payee, assignee and additional insured, as its interests may appear. Each policy of insurance or endorsement shall contain a clause (i) not permitting cancellation by the Company without the prior written consent of the Required Holders, and (ii) requiring the insurer to give not less than 30 days prior written notice to the Required Holders in the event of cancellation or non-renewal by the insurance company of the policy for any reason whatsoever. In addition, the Company will exercise commercially reasonable efforts to obtain, within 90 days of the Closing Date, a further endorsement to each such policy specifying that the interest of the Collateral Agent shall not be impaired or invalidated by any act or neglect of the Obligors or the owner of the property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Upon the date of this Agreement, and from time to time thereafter upon the Required Holders request, the Company shall provide the Required Holders with a statement from each insurance company providing the foregoing coverage, acknowledging in favor of the Collateral

Agent the continued effectiveness of the foregoing insurance clauses. If the Company or any other Obligor fails to provide and pay for such insurance, the Collateral Agent may, at its option, but shall not be required to, procure the same and charge the Company or such Obligor therefor as a part of the Obligations.

         (b) Net Casualty/Insurance Proceeds must be applied to either (i) the payment of the Obligations, or (ii) the repair and/or restoration of the Collateral. If either an Event of Default has occurred, or the cost to repair or restore the Collateral or of loss due to business interruption exceeds $250,000, then, in such event, the Collateral Agent, at the direction of the Required Holders, shall determine, in their sole discretion, the manner in which Net Casualty/Insurance Proceeds are to be applied. If no Event of Default has occurred and the cost to repair or restore the Collateral or of loss due to business interruption is $250,000 or less, the Company shall determine the manner in which Net Casualty/Insurance Proceeds are to be applied.

         SECTION 6.07. MAINTENANCE OF PROPERTY. The Company shall, and shall cause each Subsidiary to, maintain all of its properties and assets in reasonably good condition, repair and working order, ordinary wear and tear excepted. The Obligors shall maintain all Equipment Collateral in good operating condition and repair, reasonable wear and tear excepted and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment Collateral shall be maintained and preserved, reasonable wear and tear excepted. Without the prior written consent of the Collateral Agent, none of the Equipment Collateral may be affixed to any real property such that it is characterized as a fixture under applicable law.

         SECTION 6.08. [RESERVED]

         SECTION 6.09. PHYSICAL INVENTORIES. The Company and the other Obligors shall conduct a physical inventory no less frequently than annually and shall provide to the Collateral Agent a report of such physical inventory promptly thereafter, together with such supporting information as the Collateral Agent shall reasonably request.

         SECTION 6.10. [INTENTIONALLY DELETED]

         SECTION 6.11. PRESERVATION OF INTANGIBLES COLLATERAL. The Company and the other Obligors shall take all reasonably necessary and appropriate measures, taking into account the value and usefulness of the relevant Intangibles Collateral and the cost of such measures, to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

         SECTION 6.12. RECORDS RESPECTING COLLATERAL. All records of the Company and the other Obligors with respect to the Collateral will be kept at their respective Executive Offices and will not be removed from such address without the prior written consent of the Required Holders.

         SECTION 6.13. REPORTS RESPECTING COLLATERAL. The Company shall, as soon as practicable, but in any event on or before 30 days after each Fiscal Month for the first 24 Fiscal Months after the Closing Date, and 20 days after each Fiscal Month thereafter, furnish or cause to be furnished to the Collateral Agent a status report, certified by a duly authorized officer of the Company, showing: (i) the aggregate dollar value of the items comprising the Factored Accounts and the Accounts Receivable Collateral and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items in such manner and to such degree as the Collateral Agent may request, including, without limitation, by Account Debtor name, address, invoice number, due date and invoice date); (ii) the aggregate dollar value of the items of Accounts Receivable Collateral subject to "bill and hold" arrangements (segregating such items in such manner and to such degree as the Collateral Agent may request); (iii) the aggregate dollar value of the items comprising the accounts payable of the Obligors and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items in such manner and to such degree as the Collateral Agent may request); (iv) the type, age, dollar value and location of the Inventory Collateral as at the end of the preceding Fiscal Month, valued at the lower of its FIFO cost or market value; and (v) the aggregate dollar value of all returns, repossessions or discounts with respect to Inventory Collateral in excess of $250,000, and specifying for each such return, repossession or discount, the Account Debtor, the reason for any such return, repossession or discount and the location of any returned or repossessed Inventory. Additionally, the Collateral Agent may, at any time in its sole discretion, require the Company to permit the Collateral Agent in its own name or any designee of the Collateral Agent in its own name to verify the individual account balances of or any other matter relating to the individual Account Debtors immediately upon its request therefor by mail, telephone, telegraph or otherwise. The Company shall cooperate fully with the Collateral Agent in an effort to facilitate and promptly conclude any such verification process. In any event, with the above described status report for the month of December of each year and upon request from the Collateral Agent, made at any time hereafter, the Company shall furnish the Collateral Agent with a then current customer and Account Debtor name and address list, together with (if requested by the Collateral Agent) updates of Equipment Collateral lists and appraisals of the Equipment Collateral and/or the Inventory Collateral. During any period during which a Default or Event of Default exists, then, upon the Collateral Agent's request therefor, the Company shall deliver to the Collateral Agent copies of proof of delivery and the original copy of all documents, and such other matters and information relating to the status of the Accounts of the Obligors as the Collateral Agent shall reasonably request.

         SECTION 6.14. COLLATERAL LOCATION WAIVERS. With respect to each of the Collateral Locations, the Company will obtain such waivers of lien, estoppel certificates or subordination agreements as the Collateral Agent may reasonably require to insure the priority of its security interest in that portion of the Collateral situated at such locations, such waivers to be obtained within (i) 30 days after the Closing Date therefor for Collateral Locations as to which the dollar value of the Collateral at such Collateral Location is not in excess of $1,600,000, and (ii) 60 days after the Closing Date for all other Collateral Locations.

         SECTION 6.15. MEXICAN FOREIGN STOCK PLEDGE. Within 60 days after the Closing Date, the Company shall (i) execute and deliver to the Collateral Agent such pledge or other agreement, and effect such registration or take such other action, as may be required pursuant to applicable Mexican law to enable the Collateral Agent to enforce in Mexico the pledge of stock in Burgundy Interamericana, S.A. de C.V. described in the Foreign Stock Pledge Agreement, and (ii) deliver to the Collateral Agent a favorable opinion acceptable to the Required Purchasers regarding such enforceability from Mexican counsel acceptable to the Required Purchasers and (iii) deliver in pledge the original stock certificate evidencing such shares, together with executed blank stock powers related thereto.

         SECTION 6.16. PAYMENT OF TAXES ON AND USE OF COLLATERAL. The Company shall timely pay all taxes and other charges against the Collateral, and the Company will not, nor will it permit the other Obligors to, use the Collateral illegally.

         SECTION 6.17. POST-CLOSING MATTERS. On or before (i) July 27, 2001, the Company shall furnish to the Purchasers, a favorable opinion letter satisfactory to the Purchasers of Cleary, Gottlieb, Steen & Hamilton, New York counsel for the Obligors, dated as of the Closing Date, as to enforceability of the Transaction Documents under the laws of the State of New York and (ii) August 27, 2001, the consent of Aladdin Manufacturing Corporation to the assignment of the Escrow Agreement, as contemplated by the Assignment Agreement. In addition the Collateral Agent is obtaining for the Purchasers a favorable opinion letter satisfactory to the Purchasers of Stites & Harbison, Kentucky counsel for the Purchasers, dated as of the Closing Date, as to enforceability and sufficiency of the form of Mortgage and the Mortgage Amendment under the laws of the State of Kentucky.

                                  ARTICLE VII.

                               NEGATIVE COVENANTS

         The Company covenants to each Purchaser that from and after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), it will not do (and will not permit any of its Subsidiaries to do), without the prior written consent of Required Holders, any of the things or acts set forth below:

         SECTION 7.01. DISSOLUTION. The Company shall not suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of the Company or Subsidiary, except through corporate reorganization to the extent permitted by Section 7.02.

         SECTION 7.02. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.

         (a) The Company will not, nor will they permit any Subsidiary to, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any Person, except for a merger or consolidation between Subsidiaries of the Company or involving only the Company and one or more of its Subsidiaries in which the Company is the surviving entity.

         (b) The Company will not, nor will it permit any Subsidiary to sell, lease or otherwise transfer all or any part of their assets (including, without limitation, any sale and leaseback arrangement, but excluding sales of inventory in the ordinary course of business) to, any other Person, or discontinue or eliminate any business line or segment, provided that the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit:

                  (i)      the sales of Factored Accounts to a Permitted Factor;
         and

                  (ii) dispositions of Equipment Collateral subject to the provisions of Section 7.15.

         SECTION 7.03. CHANGE IN FISCAL YEAR. The Company will not change its Fiscal Year, or the fiscal year of any Subsidiary, without the consent of the Required Holders.

         SECTION 7.04. ENVIRONMENTAL MATTERS. The Company and the Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Aggregate Real Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

         SECTION 7.05. ENVIRONMENTAL RELEASE. The Company agrees that upon the occurrence of an Environmental Release at or on any of the Aggregate Real Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

         SECTION 7.06. TRANSACTIONS WITH AFFILIATES. Neither the Company nor any of the Subsidiaries shall enter into, or be a party to, any transaction involving $500,000 or more with any Affiliate of the Company or such Subsidiaries (which Affiliate is not one of the Company or a Wholly Owned Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are fully disclosed to the Purchasers and are no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate. All obligations (consisting of Debt or otherwise) owed by any Affiliate to the Company shall by its terms be subordinated in full to the payment of the Obligations.

         SECTION 7.07. NO ADDITIONAL SUBSIDIARIES. Neither the Company nor any of its Subsidiaries shall hereafter create or acquire any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary. In the event that, with the Required Holders' prior written consent, the Company acquires or creates any Subsidiary which is a Domestic Subsidiary, then, promptly and in any event within 10 Domestic Business Days) upon the acquisition or creation thereof, the Company shall cause such Subsidiary to execute and deliver to the Collateral Agent: (i) the Consent and Agreement of the Company at the end of the Intercreditor Agreement, (ii) if it owns any capital stock of another Domestic Subsidiary, a joinder agreement with respect to the Domestic Stock Pledge Agreement, together with blank stock powers and the stock certificates, (iii) if it owns any capital stock of a Direct Foreign Subsidiary, a joinder agreement with respect to the Foreign Stock Pledge Agreement, together with blank stock powers and the stock certificates (or otherwise make arrangements satisfactory to the Collateral Agent for the registration or other perfection of its security interest), (iv) if it owns any Real Property and if requested by the Required Holders, a Mortgage thereon and such other Real Property Documentation with respect thereto as is requested by the Required Holders (provided, that such Mortgage and other Real Property Documentation must be furnished as soon as reasonably practicable, but need not be furnished within the aforesaid 10 Domestic Business

Days period), (v) such UCC-1 financing statements as the Collateral Agent may reasonably request and (vi) evidence of corporate authority therefor and opinions of counsel with respect thereto, all satisfactory to the Collateral Agent in all respects, in the case of such Security Documents, granting to the Collateral Agent a second priority perfected Lien in all of the assets of such Domestic Subsidiary subject only to Permitted Encumbrances.

         SECTION 7.08. RESTRICTED PAYMENTS. The Company will not declare or make any Restricted Payment during any Fiscal Year.

         SECTION 7.09. INVESTMENTS. The Company shall not, and shall not permit any of the other Obligors or any of the Subsidiaries to, make Investments in any Person except:

                  (i) deposits required by government agencies, public utilities or insurance companies;

                  (ii) Investments by the Company to or in any Subsidiary existing on the Closing Date;

                  (iii) Investments in (1) direct obligations of the United States Government maturing within one year, (2) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Required Holders, (3) commercial paper rated "A1" or the equivalent thereof by S&P or "P1" or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, and/or (4) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least "AA" or the equivalent thereof by S&P and "Aa" or the equivalent thereof by Moody's;

                  (iv) Investments as a result of Interest Rate Protection Agreements not entered into for speculative purposes and not exceeding the aggregate amount of $1,000,000 (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by the parties in the applicable Interest Rate Protection Agreement, if any, and in any case net of any benefits of the Company) outstanding with respect thereto;

                  (v)      other Investments existing on the Closing Date;

provided, however, that immediately after giving effect to the making of any Investment permitted by this Section 7.09, no Default or Event of Default shall have occurred and be continuing.

         SECTION 7.10. PERMITTED LIENS. The Company will not, and will not permit any Subsidiary to, create, assume or suffer to exist any Lien, directly or indirectly, on any asset now owned or hereafter acquired by it, except, with respect to the Collateral, the Permitted Encumbrances, and with respect to assets other than Collateral, other Liens set forth below:

         (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement and disclosed in the Collateral Information Certificates;

         (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

         (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or at least 75% of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

         (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

         (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

         (f) Purchase Money Liens, securing Debt, not to exceed $250,000 in the aggregate outstanding at any time; provided that in granting any such Purchase Money Liens, the Company shall use its best efforts to obtain from the holder of any such Purchase Money Lien a consent, if necessary, such that the equipment covered by such Purchase Money Lien will not constitute Excluded Equipment under clause (i) of the definition of "Excluded Equipment";

         (g) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

         (h)      any Lien on Margin Stock;

provided, however, that immediately after giving effect to the creation, assumption, existence or incurrence of any Liens permitted by this Section 7.10, no Default or Event of Default shall have occurred and be continuing.

         SECTION 7.11. RESTRICTIONS ON ABILITY OF THE COMPANY AND SUBSIDIARIES TO PAY DIVIDENDS. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any contractual encumbrance or restriction on the ability of any Subsidiary to (i) pay any dividends or make any other distributions on its Capital Stock or Redeemable Preferred Stock or any other interest or (ii) make or repay any note or other financial obligations of the Obligors.

         SECTION 7.12. PERMITTED DEBT. The Company will not, nor will it permit any Subsidiary to, create, assume or incur any Debt, except as follows (the amounts set forth below are in the aggregate for the Company and all Subsidiaries).

         (a) Debt owing by the Company to any other Obligor that is subordinated to the payment of the Obligations and the Senior Subordinated Notes;

         (b) Debt to the Agent, the Collateral Agent and the Senior Lenders under the Senior Debt Agreement, to the Purchasers under this Agreement and to Wachovia under any document or agreement pertaining to any Letter of Credit;

         (c) Debt to Persons other than that described in the foregoing clause(b) existing on the date of this Agreement and described in Schedule 7.12;

         (d)      [Reserved];

         (e) Debt consisting of accrued pension fund and other employee benefit plan obligations and liabilities;

         (f)      Debt consisting of deferred taxes;

         (g) Debt resulting from endorsements of negotiable instruments received in the ordinary course of business;

         (h) Debt secured by Purchase Money Liens permitted hereby Section 7.10(f);

         (i) contingent obligations with respect to documentary letters of credit which have been issued but not drawn upon;

         (j) Debt as a result of Interest Rate Protection Agreements as the same are permitted under Section 7.09;

         (k) Debt arising out of the refinancing, extension, renewal or refunding of any Debt permitted by any of the foregoing paragraphs of this Section so long as (i) the maturity of such refinanced Debt is not earlier than the maturity of such original Debt, and (ii) the interest, fees and other amounts payable with respect to such refinanced Debt are no greater than any interest, fees or other amounts payable with respect to the original Debt); and

         (l) Debt arising in connection with factoring arrangements with The CIT Group/Commercial Services, Inc. described in Section 4.02(l), to be paid off and released pursuant to the payoff letter described therein;

provided, however, that immediately after giving effect to the creation, assumption, existence or incurrence of any Debt permitted by this Section 7.12, no Default or Event of Default shall have occurred and be continuing.

         SECTION 7.13. LIMITATION ON ISSUANCE AND SALE OF CAPITAL STOCK AND REDEEMABLE PREFERRED STOCK OF SUBSIDIARIES. The Company shall not, nor permit any Subsidiary to, permit any Wholly Owned Subsidiary to issue any Capital Stock or Redeemable Preferred Stock other than to the Company or one of its Wholly Owned Subsidiaries or permit any Person other than the Company or one of its Wholly Owned Subsidiaries to own any Capital Stock or Redeemable Preferred Stock of a Wholly Owned Subsidiary (other than directors' qualifying shares); or sell any of the Capital Stock or Redeemable Preferred Stock of a Subsidiary of the Company, or permit any Subsidiary of the Company to sell any of the Capital Stock or Redeemable Preferred Stock of any other Subsidiary.

         SECTION 7.14. CHANGE OF PRINCIPAL PLACE OF BUSINESS OR LOCATION OF COLLATERAL. None of the Obligors shall change its state of organization, registered legal name, principal place of business or Executive Office, or open new Collateral Locations or warehouses, or transfer existing Collateral Locations or warehouses, or locate the Collateral at any location other than a Collateral Location, or maintain records with respect to Collateral, to or at any locations other than those at which the same are presently kept or maintained as set forth on the Collateral Information Certificates without the Required Holder's prior written consent after at least 30 days prior written notice to the Purchasers; provided, however, that the Company has notified the Purchasers that on or about December 31, 2001, each of the Company and Hamco, Inc. will relocate its principal place of business and Executive Office (with no change to its state of organization or registered legal name) to Gonzales, Ascention Parish, Louisiana, and consent hereby is granted with respect thereto, subject to the execution of appropriate UCC-1 financing statements requested by the Collateral Agent with respect thereto.

         SECTION 7.15. DISPOSITIONS OF EQUIPMENT COLLATERAL. The Company will not, nor permit any other Obligor to, sell, lease, exchange, arrange for a sale and leaseback, or otherwise dispose of any of the Equipment Collateral without the prior written consent of the Collateral Agent (acting at the direction of the Required Holders); provided, however, that, with notice to, but without the necessity of consent of, the Collateral Agent, from time to time hereafter, in the ordinary course of the Obligors' business for so long as no Default or Event of Default exists, the Obligors may (i) sell such portions of its Equipment Collateral which in the aggregate during any 12 month period, has a market value or a book value, whichever is more, of $500,000 or less, provided that the proceeds are remitted to the Purchasers and applied as prepayment of the Notes under Section 2.05, and (ii), sell, exchange or otherwise dispose of portions of its Equipment Collateral which are obsolete, worn-out or unsuitable for continued use by the Obligors if such Equipment Collateral is replaced promptly upon its disposition with equipment constituting Equipment Collateral having a market value equal to or greater than the Equipment Collateral so disposed of and in which the Collateral Agent shall obtain and have a second priority security interest pursuant hereto on behalf of the Purchasers subject only to Permitted Encumbrances and the Liens securing the Senior Notes.

         SECTION 7.16. MATERIAL CONTRACTS. The Company shall comply with and enforce, and cause each Subsidiary to comply with and enforce, all material terms and conditions of any Material Contract to which it is a party. The Company may not, without the Required Holders' prior written consent, (i) enter into, or permit any Subsidiary to enter into, any amendment or modification to any Material Contract of a material nature, or (ii) permit any Material Contract to be cancelled or terminated prior to its stated maturity. The Company shall promptly notify the Required Holders and deliver to the Required Holders any notice received by the Company with respect to any event which constitutes a default by the Company or Subsidiary under any Material Contract to which the Company or Subsidiary is a party or by which any of the assets of the Company or Subsidiary may be bound.

         SECTION 7.17. CHANGES TO FEDERAL TAXPAYER IDENTIFICATION NUMBER. No Obligor may change its federal taxpayer identification number without 30 days' prior written notice to the Purchasers.

         SECTION 7.18. MODIFICATION OF CERTAIN DOCUMENTS, AGREEMENTS AND INSTRUMENTS. The Company shall not:

         (a) File any resolution of its board of directors (or other governing body) with the Secretary of State of the jurisdiction of its organization to establish or create a series of Preferred Shares or any other separate class of equity securities;

         (b) Amend, modify, supplement or waive any term, condition or provision of its organizational documents or enter into any agreement, document or instrument or transaction, if the effect thereof is, or could reasonably be expected to be, adverse to the interests of any holder of any of the Notes or to impose restrictions upon the right and obligation of the Company to make payments on the Notes that are more restrictive in any material respect than those set forth in its organizational documents or such other agreements, documents and instruments as in effect on the Closing Date; or

         (c) Amend or alter the Senior Debt Notes or the Senior Debt Documents in a manner that conflicts with the intent of the Intercreditor Agreement or is adverse to the interests of the Purchasers, including without limitation any modification that (a) adds or amends any covenant so that it is more restrictive than the covenants contained in this Agreement, (b) increases the rate of interest, Yield Maintenance Amount or any fees charged on the Senior Notes, (c) increases the principal amount of the Senior Notes, (d) provides for an earlier date for the payment of principal or interest on the Senior Notes or shortens the average life of the Senior Notes, or (e) provides for additional collateral, in each case without the prior written consent of the Required Holders.

                                  ARTICLE VIII.

                               FINANCIAL COVENANTS

         The Company covenants to the Purchasers that, from and after the date hereof and so long as any amount remains on account of any of the Obligations or this Agreement remains effective, it will comply with the financial covenants set forth below:

         SECTION 8.01. FINANCIAL COVENANTS.

         (a)      MINIMUM EBITDA. Consolidated EBITDA shall not be less than:
(i) for the Fiscal Quarter ending September 30, 2001, $1,825,000; (ii) on a cumulative basis for the Fiscal Quarter ending December 30, 2001 and the immediately preceding Fiscal Quarter, $3,500,000; (iii) on a cumulative basis for the Fiscal Quarter ending March 31, 2002 and the 2 immediately preceding Fiscal Quarters, $5,550,000; and (iv) at the end of each Fiscal Quarter thereafter, for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

                 FISCAL QUARTER ENDING                      MINIMUM EBITDA

                 June 30, 2002                                $7,375,000

                 September 29, 2002                           $7,900,000

                 December 29, 2002                            $8,300,000

                 March 30, 2003 and each Fiscal               $8,725,000
                 Quarter thereafter

         (b) DEBT/EBITDA RATIO. The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the ratio set forth below corresponding to such Fiscal Quarter:

                 FISCAL QUARTER ENDING                      MAXIMUM DEBT/EBITDA
                                                            RATIO

                 March 31, 2002                             7.75 to 1.0

                 June 30, 2002                              5.65 to 1.0

                 September 29, 2002                         5.25 to 1.0

                 December 29, 2002                          4.75 to 1.0

                 March 30, 2003 and June 29,                4.50 to 1.0
                 2003

                 September 28, 2003                         4.25 to 1.0

                 December 28, 2003                          4.00 to 1.0

                 March 28, 2004                             3.75 to 1.0

                 June 27, 2004 and September                3.50 to 1.0
                 26, 2004

                 December 26, 2004 through                  3.25 to 1.0
                 December 25, 2005

                 And each Fiscal Quarter                    3.00 to 1.0
                 thereafter

         (c) SENIOR DEBT/EBITDA RATIO. The Senior Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Senior Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the ratio set forth below corresponding to such Fiscal Quarter:

                 FISCAL QUARTER ENDING                      MAXIMUM SENIOR
                                                            DEBT/EBITDA RATIO

                 March 31, 2002                             4.80 to 1.0

                 June 30, 2002                              3.50 to 1.0

                 September 29, 2002                         3.25 to 1.0

                 December 29, 2002                          3.00 to 1.0

                 March 30, 2003                             2.75 to 1.0

                 June 29, 2003 and September                2.50 to 1.0
                 28, 2003

                 December 28, 2003                          2.25 to 1.0

                 March 28, 2004 through                     2.00 to 1.0
                 September 26, 2004

                 December 26, 2004                          1.75 to 1.0

                 March 27, 2005 and each Fiscal             1.50 to 1.00
                 Quarter thereafter

         (d) EBITDA/CASH INTEREST RATIO. The EBITDA/Cash Interest Ratio will not be less than, at the end of each Fiscal Quarter set forth below, for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the amount set forth below corresponding to such Fiscal Quarter:

                 FISCAL QUARTER ENDING                      MINIMUM EBITDA/CASH
                                                            INTEREST RATIO

                 March 31, 2002                             1.60 to 1.0

                 June 30, 2002                              1.65 to 1.0

                 September 29, 2002                         1.80 to 1.0

                 December 29, 2002                          2.00 to 1.0

                 March 30, 2003                             2.20 to 1.0

                 June 29, 2003 through                      2.25 to 1.0
                 December 28, 2003

                 March 28, 2004 through                     2.50 to 1.0
                 December 26, 2004

                 March 27, 2005 through                     2.75 to 1.0
                 December 25, 2005

                 And each Fiscal Quarter                    3.00 to 1.00
                 thereafter

         (e) MINIMUM STOCKHOLDERS' EQUITY. As of the end of each Fiscal Quarter, Stockholders' Equity will not be less than the sum of (i) Stockholders' Equity as of the Closing Date (after giving effect to the sale of its adult bedding line of business to its former management) plus (ii) 75% of the cumulative (since the Closing Date) Reported Net Income (excluding any Fiscal Quarter during which Reported Net Income is less than $0.00) of the Company and the Subsidiaries.

         (f) CAPITAL EXPENDITURES. The Company shall not, nor shall it permit any Subsidiary to, make any expenditures (including obligations incurred under any lease) in any Fiscal Year that are required to be capitalized under GAAP in the aggregate for the Company and the Subsidiaries, on a consolidated basis, exceeding $500,000.

         (g) OPERATING LEASES. The Company shall not, nor shall it permit any Subsidiary to, enter into or remain or become liable upon any lease (other than intercompany leases between the Company and its Subsidiaries) which would be characterized as an operating lease under GAAP if the aggregate amount of all consolidated rents paid by the Company and its Subsidiaries under all such leases would exceed $3,000,000 in the first Fiscal Year following the Closing Date, with such amount increasing each Fiscal Year thereafter by an additional 5% of the amount in effect at the end of the preceding Fiscal Year.

                                   ARTICLE IX.

                                EVENTS OF DEFAULT

         SECTION 9.01. EVENTS OF DEFAULT. Each of the following shall constitute an "EVENT OF DEFAULT", whatever the reason for such event and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule, or regulation of any governmental or nongovernmental body:

         (a) the Company shall fail to pay when due any principal of any Note or any other Obligations, or shall fail to pay any interest on any Note within 3 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other Obligations within 3 Domestic Business Days after such fee or other Obligation becomes due; or

         (b) any material default shall occur pursuant to the terms of any of the other Transaction Documents or any "Event of Default" shall occur under the Senior Credit Agreement (as such term is defined therein); or

         (c) the Company shall fail to observe or perform any covenant contained in

                  (i)      Sections 6.01(f), 6.02(a)(ii), 6.02(b), 6.03(i) and
         (ii), 6.04, 6.13, 6.17, 7.01, 7.02, 7.07 through 7.13, inclusive, 7.15, and 8.01;

                  (ii) Section 6.01(a) through (d), inclusive, and such failure shall not have been cured within 10 Domestic Business Days after the earlier to occur of (1) written notice thereof has been given to the Company by the Collateral Agent or (2) the Company otherwise becomes aware of any such failure; and

                  (iii) for the first Fiscal Year after the Closing Date only, Section 6.13 and such failure shall not have been cured within 5 Domestic Business Days after the earlier to occur of (1) written notice thereof has been given to the Company by the Agent or (2) the Company otherwise becomes aware of any such failure, or

         (d) the Company or any other Obligor shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) or any other Transaction Documents and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Company by the Required Holders or (ii) the Company otherwise becomes aware of any such failure; or

         (e) the Collateral Agent on behalf of the Purchasers shall cease to hold a fully perfected, subordinated (but only to the Senior Debt and to the extent described in the Intercreditor Agreement) Lien on the assets of any Obligor described in any Transaction Document or any Person shall take any action to discontinue or to assert the invalidity or unenforceability of such security interest or the assignment under the Assignment Agreement shall cease to be valid.

         (f) any representation, warranty, certification or statement made by the Company in ARTICLE V of this Agreement or by any Obligor in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Transaction Documents shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

         (g) any Obligor shall fail to make any payment in respect of Debt outstanding (other than the Notes) or under any document or agreement pertaining to any Letter of Credit (as defined in the Senior Credit Agreement) when due or within any applicable grace period; or

         (h) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Company or any Subsidiary in an aggregate principal amount of $250,000 or more (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Company or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment prior to its normal expiration (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Company or any Subsidiary); or

         (i) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

         (j) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

         (k) the Company, any Subsidiary or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Company, any Subsidiary, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

         (l) (i) one or more judgments or orders of any court or other judicial body for the payment of money in an aggregate amount in excess of $250,000 (in excess of amounts covered by insurance) shall be rendered after the Closing Date against any of the Company or any Subsidiary and such judgment or order shall either continue unsatisfied and unstayed for a period of 30 days or give rise to a Lien on any Collateral at any time; or (ii) a warrant or writ of attachment or execution or similar process shall be issued against any property of the Company or any Subsidiary which exceeds, individually or together with all other such warrants, writs and processes since the Closing Date, $250,000 (in excess of amounts covered by insurance) and such warrant, writ or process shall not be discharged, vacated, stayed or bonded for a period of 30 days; provided, however, that in the event a bond has been issued in favor of the claimant or other Person obtaining such attachment or writ, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Required Holders pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Company or any Subsidiary; or

         (m)      a Change of Control shall occur; or

         (n) (i) the loss of a material part of the business from any customer of any Obligor which, during the Fiscal Year ended prior to such loss thereof, accounted for 15% or more of the aggregate sales of the Obligors, or
(ii) the termination of the license from Disney Enterprises, Inc., or (iii) the termination of any license agreement with any other licensor, if the license or licenses utilized under such license agreement was or were necessary for sales which, during the Fiscal Year ended prior to such termination, accounted for 15% or more of the aggregate sales of the Obligors; or

         (o) if, on any day, the Company could not truthfully make the representations and warranties contained in Section 5.15; or

         (p) there shall have occurred material uninsured damage to, or loss, theft or destruction of, any material part of the Collateral; or

         (q) any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty or injunction, court order, or order or act of a governmental authority which causes, for more than 30 consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiaries if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; or

         (r) if E. Randall Chestnut, as chief executive officer of the Company, or Nanci Freeman, as President and Chief Executive Officer of Crown Crafts Infant Products, Inc. shall cease for any reason (including death or disability), respectively, to hold such offices, and a replacement of either individual in their respective offices, which replacement must be reasonably satisfactory to the Required Holders, is not appointed within 90 days of the absence of such individuals from their respective offices;

         SECTION 9.02. REMEDIES ON DEFAULT.

         (a) Upon the occurrence and continuation of an Event of Default (other than an Event of Default described in Section 9.01(h) and (i)), the Required Holders may, in its sole discretion, but shall not be obligated to, by notice to the Company declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Transaction Documents, to be, and the same shall thereupon become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default, and may exercise all of their rights and remedies under the Transaction Documents or under applicable law.

         (b) Upon the occurrence of any Event of Default set forth in clause (h) or (i) of Section 9.01 above, without any notice to the Company or any other act by the Required Holders or any Purchaser, the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Transaction Documents, including, without limitation, all costs of collection (including reasonable attorneys' fees if collected by or through an attorney at law or in bankruptcy, receivership or other judicial proceedings), shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default

         (c) Upon any Notes becoming due and payable under this Section 9.02, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including pursuant to Section 3.05) and (y) the Yield-Maintenance Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Yield-Maintenance Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         (d) If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 9.02, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         (e) At any time after any Notes have been declared due and payable pursuant to clause (a) of this Section 9.02, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (i) the Company has paid all overdue interest on the Notes, all principal of and Yield-Maintenance Amount, if any on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Yield-Maintenance Amount, if any, and any overdue interest in respect of the Notes, at the Default Rate, (ii) all Events of Default and Defaults, other than nonpayment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 11.04, and (iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this clause (e) will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         (f) No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Purchasers in this Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Without limiting the obligations of the Company under Section 11.03, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Agreement or any other Transaction Document, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

                                   ARTICLE X.

                             SUBORDINATION OF NOTES

         SECTION 10.01. SUBORDINATION. Anything in this Agreement to the contrary notwithstanding, all amounts owing to the holders of the Notes under this Agreement or any other Transaction Document including without limitation, principal, Yield-Maintenance Amount, if any, interest and fees (excluding fees and expenses of special counsel to the holders of the

Notes) (the "SUBORDINATED DEBT"), shall be subordinate and junior to all Senior Debt to the extent set forth in Section 10.01(a) through (g), inclusive, below.

         (a) INSOLVENCY. In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or any other Obligor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or any other Obligor, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full in cash before any payment of or on account of the Subordinated Debt.

         (b) INSOLVENCY DISTRIBUTIONS. In any of the proceedings referred to in Section 10.01(a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Company in respect of the Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full in cash; provided, however, that no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings in respect of the Subordinated Debt if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 10.01 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

         (c) SENIOR DEBT PAYMENT DEFAULT -- PAYMENT BLOCKAGE. If the Company shall default in the payment of any principal of or interest or Premium on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, until such default shall have been remedied by payment in full in cash or waived, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of the Subordinated Debt.

         (d) SENIOR DEBT COVENANT DEFAULTS -- PAYMENT BLOCKAGE. Upon the occurrence and during the continuance of any Senior Debt Default (other than under circumstances when the terms of Section 10.01(c) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any Subordinated Debt during the period (a "BLOCKAGE PERIOD") beginning on the date of receipt by such holder of written notice of such Senior Debt Default (a "DEFAULT SUBORDINATION NOTICE") from the Required Holders and ending on the earliest of (i) the date when all such Senior Debt Defaults identified in the Default Subordination Notice have been cured or waived in writing, (ii) the date that is 180 days after receipt of such Default Subordination Notice and (iii) the date of repayment in full of the Senior Debt, provided that (a) there shall be no more than four Blockage Periods during the term of the Notes, (b) during any 365-day period, the aggregate number of days for which Blockage Periods may be in effect shall not exceed 210 days and (c) no facts or circumstances constituting a Senior Debt Default existing on the date of such Default Subordination Notice may be used as a basis for any subsequent Default Subordination Notice. The provisions of this Section 10.01(d) shall not prevent any payment on or in respect of the Subordinated Debt which would (in the absence of any such Senior Debt Default) have been payable on any date during a Blockage Period from being paid following the termination of such Blockage Period.

         (e) STANDSTILL. At any time that the holders of the Notes are not permitted to receive payments on the Subordinated Debt pursuant to either
Section 10.01(c) or (d), the holders of the Notes, to the extent they are otherwise entitled to do so, will not accelerate the maturity of the Notes or pursue any other remedy to enforce payment thereof or initiate, or join in the initiation of, any bankruptcy or insolvency proceeding relative to the Company until the earliest of (i) the date when the Senior Debt Default giving rise to the blockage of payments on the Notes pursuant to Section 10.01(c) or (d) has been cured or waived in writing, (ii) the date of the repayment in full of the Senior Debt, (iii) the date that is 180 days after a Senior Debt payment default, (iv) the end of the Blockage Period applicable to such Senior Debt Default and (v) subject to the Intercreditor Agreement, the date on which the Senior Debt shall have been declared due and payable prior to its stated maturity or any holder of Senior Debt commences proceedings to collect any Senior Debt or realize upon any material part of the collateral for any Senior Debt (the "STANDSTILL PERIOD"). Upon the termination of the Standstill Period, the holders of the Notes may exercise all rights or remedies they may have in law or equity, subject to the terms hereof and of the Intercreditor Agreement.

         (f) EXERCISE OF REMEDIES. So long as the Senior Debt is outstanding, if (i) a default pursuant to which the Subordinated Debt may be accelerated shall have occurred and is continuing and (ii) the remedies of the holder of the Subordinated Debt shall not have been suspended under the Intercreditor Agreement, upon 90 days prior written notice to the Senior Lenders of its intention to do so, the holder of the Subordinated Debt may elect to exercise any of its remedies that may exist at law or in equity. Except as otherwise provided in this Section 10(f), so long as the Senior Debt is outstanding, the Subordinated Lender shall not take any action to enforce any remedies with respect to the Subordinated Debt.

         (g) TURNOVER. If any payment or distribution of any character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 10.01 and before all the Senior Debt shall have been paid in full in cash, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

         (h) FILING CLAIMS. Each holder of Notes shall duly and promptly take such action as is reasonably necessary to file appropriate claims or proofs of claim in any of the proceedings referred to in Section 10.01(a) and to execute and deliver such other instruments and take such other actions as may be reasonably necessary to prove or realize upon such claims and to have the proceeds of such claims paid as provided in this Section 10.01. In the event any holder of Notes shall not have made any such filing on or prior to the date ten days before the expiration of the time for such filing or shall not have timely executed or delivered any such other instruments and taken such other actions, each holder of Senior Debt, acting through an agent or otherwise, is hereby authorized, as the agent and attorney-in-fact for such holder of Notes for the specific and limited purpose set forth in this paragraph, but shall have no obligation, to file such proof of claim for or on behalf of such holder of Notes, execute and deliver such other instruments for or on behalf of such holder of Notes and take such other action necessary under applicable law to collect (subject to the provisions of Section 10.01(b)) any amounts due in respect of such claim in such proceeding. Anything contained in this paragraph notwithstanding, the right to vote any claim or claims in respect of the Subordinated Debt in connection with any proceedings referred to in Section 10.01(a) is exclusively reserved to the holders of the Notes.

         SECTION 10.02. OBLIGATION OF THE COMPANY UNCONDITIONAL. The provisions of this Article X are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Company and its property, and nothing herein shall impair, as between the Company and the holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders thereof the Subordinated Debt in accordance with the terms and the provisions of this Agreement and the Notes. Except as otherwise provided in Section 10.01(e), nothing contained herein shall prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or under this Agreement upon default under this Agreement or under the Notes (including, without limitation, the right to demand payment and sue for performance of the Agreement and of the Notes and to accelerate the maturity of the Notes as provided in Article IX), subject to the rights, if any, under this Article X of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Company to the holders of the Notes.

         SECTION 10.03. SUBROGATION. Upon payment in full of the Senior Debt in cash, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company made on the Senior Debt until the Subordinated Debt shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of the Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled except for the provisions of Section 10.01 above shall, as between the Company, its creditors (other than the holders of the Senior
Debt) and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt.

         SECTION 10.04. RIGHTS OF HOLDERS OF SENIOR DEBT. The provisions of this
Article X shall be deemed a continuing offer to all holders of Senior Debt to act in reliance on such provisions (but no such reliance shall be required to be proven to receive the benefits hereof) and may be enforced by such holders, and no right of any present or future holder of any Senior Debt to enforce subordination as provided in this Article X shall be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement or the Notes. Without in any way limiting the generality of the foregoing, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of the Notes, and without impairing or releasing the subordination provided in this
Article X or the obligations hereunder of the holders of the Notes to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, or waive defaults under Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged or mortgaged to secure or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person, including any guarantor or surety. The provisions of this Article X shall continue to be effective, or be reinstated as of the date immediately prior to payment in full of the Senior Debt, as the case may be, if at any time payment, or any part thereof, of any of Senior Debt is rescinded or must otherwise be restored or returned by the holders of Senior Debt upon occurrence of an event described in Section 10.01(a), or otherwise, all as though such payments had not been made.

                                   ARTICLE XI.

                                  MISCELLANEOUS

         SECTION 11.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be effective (a) if given by mail, three (3) Business Days after being deposited in the mails or (b) if given by telecopier, when so telecopied. Notices hereunder shall be mailed or telecopied if to the Company at 1600 Riveredge Parkway, Suite 200, Atlanta, Georgia 30323 and if to a Purchaser, as provided on the Purchaser Schedule hereto.

         SECTION 11.02. NO WAIVER. No delay or failure on the part of any Purchaser or any holder of the Note and the exercise of any right, power or privilege granted under this Agreement or any other Transaction Document or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against a Purchaser unless made in writing and signed by such Purchaser, and then only to the extent expressly specified therein.

         SECTION 11.03. EXPENSES.

         (a) The Company agrees to pay on demand all costs, expenses, taxes and fees (i) incurred by any Purchaser in connection with the preparation, execution and delivery of this Agreement and all other Transaction Documents, including the reasonable fees and disbursements of counsel for such Purchaser;
(ii) incurred by such Purchaser in connection with the preparation, execution and delivery of any waiver, amendment or consent by such Purchaser relating to the Transaction Documents, including the reasonable costs and fees of counsel for such Purchaser; and (iii) incurred by such Purchaser, including the reasonable costs and fees of its counsel, in connection with the enforcement of the Transaction Documents.

         (b) The Company agrees to indemnify, pay and hold each Purchaser and any holder of any of the Notes and the Warrants and the officers, directors, employees and agents of such Purchaser and such holders (the "INDEMNIFIED PERSONS") harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnified Person in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnified Person shall be designated a party thereto) which may be incurred by any Indemnified Person, relating to or arising out of the enforcement of this Agreement, the Notes, the Warrants or any other Transaction Document or any actual or proposed use of proceeds of the Notes; provided, that no Indemnified Person shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

         SECTION 11.04. AMENDMENTS AND WAIVER.

         (a) REQUIREMENTS. This Agreement, the Notes and any other Transaction Document may be amended, and the observance of any terms hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Articles II or IV or X hereof, or any defined term (as it is used therein), will be effective as to a Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the Yield-Maintenance Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 2.04, 2.05, 2.06, 9.01(a) or 11.04.

         (b)      SOLICITATION OF HOLDERS OF NOTES.

                  (i) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 11.04 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (ii) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         (c) BINDING EFFECT, ETC. Any amendment or waiver consented to as provided in this Section 11.04 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         (d) NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

         SECTION 11.05. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that the Company may not assign or otherwise transfer any of its rights or obligations under this Agreement, the Note or any other Transaction Document to any Person without the prior written consent of the Required Holders. Such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, obligations and benefits as it would have if it were a Purchaser hereunder and under the other Transaction Documents. Notwithstanding the foregoing, a Purchaser may sell or otherwise grant participations in all or any part of the Notes. The holder of any such participation, if the participation agreement so provides, shall have the same rights and benefits of a Purchaser hereunder.

         SECTION 11.06. GOVERNING LAW. THIS AGREEMENT, THE NOTE AND THE WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

         SECTION 11.07. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made by or furnished on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement.

         SECTION 11.08. SEVERABILITY. If any part of any provision contained in this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

         SECTION 11.09. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

         SECTION 11.10. SET-OFF. Upon the occurrence and during the continuation of an Event of Default, the Company authorizes each Purchaser, without notice or demand, to apply any indebtedness due or to become due to the Company from such Purchaser in satisfaction of any of the indebtedness, liabilities or obligations of the Company under this Agreement or under any other Transaction Document, including, without limitation, the right to set-off against any deposits or other cash collateral of the Company held by such Purchaser or an Affiliate thereof. Any such set off shall be shared in accordance with Section 29 of the Intercreditor Agreement.

         SECTION 11.11. TERMINATION OF AGREEMENT. This Agreement shall terminate upon the payment in full of the Note and all Obligations relating thereto; provided that, Sections 3.02, 3.03 and 10.03 shall survive the termination of this Agreement.

         SECTION 11.12. JURISDICTION AND VENUE. THE COMPANY AND EACH PURCHASER HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS (FEDERAL AND STATE) OF THE STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO THE SOLE AND ABSOLUTE ELECTION OF THE REQUIRED HOLDERS, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER TRANSACTION DOCUMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE COMPANY AND EACH PURCHASER WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT.

         SECTION 11.13. WAIVER OF JURY TRIAL. THE COMPANY AND EACH PURCHASER KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PURCHASER ENTERING INTO THIS AGREEMENT. FURTHER, THE COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ANY PURCHASER, NOR A PURCHASER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PURCHASER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION, NO REPRESENTATIVE OR AGENT OF A PURCHASER, NOR SUCH PURCHASER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

         SECTION 11.14. ENTIRE AGREEMENT. This Agreement, the Note, the Warrants and the other Transaction Documents, together with any exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby. The execution of this Agreement, the Notes, the Warrants and the other Transaction Documents by the Company was not based upon any facts or materials provided by any Purchaser, nor was the Company induced to execute this Agreement, the Notes, the Warrants or the other Transaction Documents by any representation, statement or analysis made by any Purchaser.

                            [Signatures On Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers all as of the day and year first above written.

                                             ISSUER:

                                             CROWN CRAFTS, INC.


                                             By: /s/ E. Randall Chestnut
                                                --------------------------------
                                                Name: E. Randall Chestnut
                                                Title: Executive Vice President

The foregoing Agreement is hereby
accepted as of the date first above written.

BANK OF AMERICA, N.A.


By: /s/  John F. Register
    ---------------------------
      Name: John F. Register
      Title: Principal

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA


By: /s/ Paul G. Price
    ---------------------------
      Name: Paul G. Price
      Title: Vice President

WACHOVIA BANK, N.A.


By: /s/ R.E.S. Bowen
    ---------------------------
      Name: R.E.S. Bowen
      Title: Vice President

                                                                     EXHIBIT A-1

                            FORM OF SUBORDINATED NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF CERTAIN SENIOR DEBT (AS DEFINED IN THE PURCHASE AGREEMENT REFERRED TO BELOW) PURSUANT TO, AND TO THE EXTENT PROVIDED HEREIN. ANY HOLDER OF THIS INSTRUMENT SHALL BE DEEMED TO BE BOUND BY, AND SUBJECT TO, THE TERMS OF SUCH PURCHASE AGREEMENT.

                                SUBORDINATED NOTE

U.S. $_________                                                           [Date]

         FOR VALUE RECEIVED, the undersigned, CROWN CRAFTS, INC., a corporation organized under the laws of the State of Georgia (the "COMPANY"), hereby promises to pay to the order of [INSERT PURCHASER'S NAME] (together with any subsequent holder hereof, the "HOLDER") the principal sum of ______________________________ AND NO/100 UNITED STATES DOLLARS ($________) in
accordance with the terms of that certain Subordinated Note and Warrant Purchase Agreement, dated as of July __, 2001, by and among the Company, Bank of America, N.A., The Prudential Insurance Company of America and Wachovia Bank, N.A. (as hereafter amended, modified or supplemented, the "PURCHASE AGREEMENT") and in any event, no later than July __, 2007, unless sooner accelerated. In addition, the Company agrees to pay interest accrued on the principal amount outstanding under this Note from time to time, at such interest rates, payable at such times, and computed in such manner, as specified in the Purchase Agreement, in strict accordance with the terms thereof. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

         All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the Principal Office of the Holder as specified in the Purchase Agreement.

         This Note is issued pursuant to, and is the Note referred to in, the Purchase Agreement, and the Holder is and shall be entitled to all benefits thereof. The Purchase Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and restrictions on prepayments on account of principal hereof. To the extent prepayment is allowed, prepayment is subject to payment of a prepayment premium specified in the Purchase Agreement.

         In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Note may automatically become, or be declared, due and payable in the manner


                                     A-1-1
and with the effect provided in the Purchase Agreement. The Company agrees to pay, and save the Holder harmless against, any liability for the payment of all reasonable costs and expenses, including reasonable attorneys' fees actually incurred, arising in connection with the enforcement by the Holder of any of its rights under this Note or the Purchase Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE HOLDER AND THE COMPANY HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         THE COMPANY HEREBY EXPRESSLY WAIVES ANY PRESENTMENT, DEMAND, PROTEST OR NOTICE IN CONNECTION WITH THIS NOTE, NOW OR HEREAFTER REQUIRED BY APPLICABLE LAW.

         Time is of the essence of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officers as of the date first above written.


                                    CROWN CRAFTS, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     A-1-2

                                                                     EXHIBIT A-2

                          FORM OF SUBORDINATED PIK NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF CERTAIN SENIOR DEBT (AS DEFINED IN THE PURCHASE AGREEMENT REFERRED TO BELOW) PURSUANT TO, AND TO THE EXTENT PROVIDED HEREIN. ANY HOLDER OF THIS INSTRUMENT SHALL BE DEEMED TO BE BOUND BY, AND SUBJECT TO, THE TERMS OF SUCH PURCHASE AGREEMENT.

                                SUBORDINATED NOTE

U.S. $_________                                                           [Date]

         FOR VALUE RECEIVED, the undersigned, CROWN CRAFTS, INC., a corporation organized under the laws of the State of Georgia (the "COMPANY"), hereby promises to pay to the order of [INSERT PURCHASER'S NAME] (together with any subsequent holder hereof, the "HOLDER") the principal sum of ______________________________ AND NO/100 UNITED STATES DOLLARS ($________) in
accordance with the terms of that certain Subordinated Note and Warrant Purchase Agreement, dated as of July __, 2001, by and among the Company, Bank of America, N.A., The Prudential Insurance Company of America and Wachovia Bank, N.A. (as hereafter amended, modified or supplemented, the "PURCHASE AGREEMENT") and in any event, no later than July __, 2007, unless sooner accelerated. No interest shall be charged on this Note. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

         All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the Principal Office of the Holder as specified in the Purchase Agreement.

         This Note is issued pursuant to, and is the Note referred to in, the Purchase Agreement, and the Holder is and shall be entitled to all benefits thereof. The Purchase Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and restrictions on prepayments on account of principal hereof. To the extent prepayment is allowed, prepayment is subject to payment of a prepayment premium specified in the Purchase Agreement.

         In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Purchase Agreement. The Company agrees to pay, and save


                                     A-2-1
the Holder harmless against, any liability for the payment of all reasonable costs and expenses, including reasonable attorneys' fees actually incurred, arising in connection with the enforcement by the Holder of any of its rights under this Note or the Purchase Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE HOLDER AND THE COMPANY HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         THE COMPANY HEREBY EXPRESSLY WAIVES ANY PRESENTMENT, DEMAND, PROTEST OR NOTICE IN CONNECTION WITH THIS NOTE, NOW OR HEREAFTER REQUIRED BY APPLICABLE LAW.

         Time is of the essence of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officers as of the date first above written.

                                            CROWN CRAFTS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                     A-2-2

                                                                       EXHIBIT B

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                               CROWN CRAFTS, INC.

                  SERIES [B][C] COMMON STOCK PURCHASE WARRANT

                                                              NEW YORK, NEW YORK
                                                                   JULY 23, 2001

         CROWN CRAFTS, INC., a Georgia corporation (the "COMPANY"), for value received, hereby certifies that [NAME OF HOLDER] or its registered assigns is entitled to purchase from the Company __________ duly authorized, validly issued, fully paid and nonassessable shares of the Company's series [B][C] non-voting common stock, par value $1.00 per share (the "WARRANT STOCK"), each share convertible, as set forth in the Second Amended and Restated Articles of Incorporation of the Company, into shares of Series A Common Stock, at an initial exercise price per share equal to the product of (a) the lesser of (i) 135% of the Market Price of the Original Common Stock for the twenty (20) consecutive Business Days immediately following the Original Issuance Date and
(ii) $.113 and (b) 1.43036586 (the "INITIAL EXERCISE PRICE"), at any time or from time to time after the twentieth (20th) Business Day following Original Issuance Date and prior to 5:00 p.m., New York City time, on the later of (i) six (6) years from the Original Issuance Date and (ii) ninety (90) days from receipt by the holder of this Warrant of the Expiration Notice (the "EXPIRATION DATE"), all subject to the terms, conditions and adjustments set forth below in this Warrant. Capitalized terms used in this Warrant and not otherwise defined shall have the respective meanings specified in Section 13.

         This Warrant is one of the Common Stock Purchase Warrants (the "WARRANTS", such term to include all Warrants issued in substitution or exchange therefor) issued in connection with and as consideration for (i) the Credit Agreement dated as of July 23, 2001 (the "CREDIT AGREEMENT") among the Company, Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc., as borrowers, the Holders and Wachovia, as agent and (ii) the Subordinated Note and

Warrant Purchase Agreement dated as of July 23, 2001 (the "PURCHASE AGREEMENT") among the Company and the Holders.

         1.       EXERCISE OF WARRANT.

         1A.      MANNER OF EXERCISE. This Warrant may be exercised by the
holder hereof, in whole or in part, during normal business hours on any Business Day on or after the twentieth (20th) Business Day following the Original Issuance Date to and including the Expiration Date, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment (except as otherwise provided in
Section 1F), by wire transfer of immediately available funds to a bank account designated by the Company or by certified or official bank check payable to the order of the Company), in the amount obtained by multiplying (a) the number of shares of Original Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the applicable Initial Exercise Price.

         1B.      ADJUSTMENT TO NUMBER OF SHARES OF COMMON STOCK. The number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Warrant Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1A, by a fraction of which (x) the numerator is the applicable Initial Exercise Price and (y) the denominator is the Exercise Price in effect on the date of such exercise. The "EXERCISE PRICE" shall initially be equal to the applicable Initial Exercise Price, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by
Section 2.

         1C.      WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise) on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the person or persons in whose name or names any certificate or certificates for shares of Warrant Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1C shall be deemed to have become the holder or holders of record thereof.

         1D.      DELIVERY OF STOCK CERTIFICATES, ETC. Promptly after the
exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense shall cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, specifying in the aggregate on the face or faces thereof the number of shares of Original Common Stock equal to the number of such shares specified on the face of this Warrant (as adjusted pursuant to Section 2 herein) minus the number of such shares designated by the holder upon such exercise as provided in Section 1A and any amount of shares which shall have been cancelled in payment or partial payment of the Exercise Price as provided in Section 1F.

         1E.      FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends (except as provided in Section 2B) on the Warrant Stock or Other Securities issued upon such exercise. If any fractional interest in a share of Warrant Stock would, except for the provisions of the first sentence of this Section 1E, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the product of the Market Price then in effect and such fractional interest.

         1F.      CASHLESS EXERCISE. As an alternative to or in combination with the exercise of this Warrant by payment by wire transfer of immediately available funds (or by certified or official bank check), as provided above in
Section 1A, the holder of this Warrant may exercise its right to purchase some or all of the shares of Warrant Stock pursuant to this Warrant, on a net basis without the exchange of any funds (a "CASHLESS EXERCISE"), such that the holder hereof receives that number of shares of Warrant Stock subscribed to pursuant to this Warrant less that number of shares of Warrant Stock, valued at Market Price, at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of this Warrant for such shares of Warrant Stock.

         1G.      NOTICE OF EXPIRATION. The Company shall give to the holder of this Warrant at least ninety (90) days prior to July 23, 2007 but in any event no more than one hundred twenty (120) days prior to such date, written notice of the expiration of this Warrant (the "EXPIRATION NOTICE").

         2. PROTECTION AGAINST DILUTION OR OTHER IMPAIRMENT OF RIGHTS; ADJUSTMENT OF EXERCISE PRICE.

         2A.      ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the
Company, at any time or from time to time after the Original Issuance Date, shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2C or 2D) without consideration or for a consideration per share (determined pursuant to Section
2E) less than the Market Price in effect on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 2H, the Exercise Price shall be reduced, concurrently with such issue or sale, to a price determined by multiplying the Exercise Price then in effect by a fraction,

                  (a) the numerator of which shall be equal to (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Market Price then in effect, and

                  (b) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such issue or sale of Additional Shares of Common Stock,

provided that, for the purposes of this Section 2A, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 2C or 2D, such Additional Shares shall be deemed to be outstanding, and
(y) treasury shares shall not be deemed to be outstanding. Any adjustment to the Exercise Price shall cause simultaneously a proportional increase in the number of shares of Original Common Stock that the holder hereof is entitled to purchase pursuant to this Warrant.

         2B.      EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. In case the Company at any time or from time to time after the Original Issuance Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement and any redemption or acquisition of any such stock or Options on the Common Stock) other than a dividend described in Section 2D or payable in Additional Shares of Common Stock or in Options for Common Stock, then the Company shall pay over to the holder of this Warrant, on the date on which such dividend or other distribution is paid to the holders of Common Stock, the securities and other property (including cash) which such holder would have received if such holder had exercised this Warrant in full immediately prior to the record date fixed in connection with such dividend or other distribution or, in the absence of a record date, immediately prior to the date of such payment or distribution.

         2C.      TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the
Company, at any time or from time to time after the Original Issuance Date, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2E) of such shares would be less than the Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                  (a) if an adjustment of the Exercise Price shall be made upon the fixing of a record date as referred to in the first sentence of this Section 2C, no further adjustment of the Exercise Price shall be made as a result of the subsequent issue or sale of any Options or Convertible Securities for the purpose of which such record date was set;

                  (b) no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                  (c) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                  (d) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                           (i) in the case of Options for Common Stock or in the case of Convertible Securities, the only Additional Shares of Common Stock issued or sold (or deemed issued or sold) were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to
                  (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by the Company for any purchase of such Convertible Securities, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the Fair Value of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Common Stock, and

                           (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus
                  (y) the consideration deemed to have been received by the Company (pursuant to Section 2E) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised; and

                  (e) no recomputation pursuant to subsection (c) or (d) above shall have the effect of increasing the Exercise Price then in effect by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

         2D.      TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the
Company, at any time or from time to time after the Original Issuance Date, shall declare or pay any dividend or other distribution on any class or series of securities of the Company payable in shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the Exercise Price in effect immediately prior to such split or dividend shall, concurrently with the effectiveness of such split or dividend be proportionately decreased. For purposes of this Section 2D, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend or other distribution, immediately after the close of business on the record date for the determination of holders of any class or series of securities entitled to receive such dividend or other distribution (or if no such record is taken, then immediately prior to such payment or other distribution), or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         2E.      COMPUTATION OF CONSIDERATION. For the purposes of this
Warrant:

                  (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration,

                           (i) insofar as it consists of cash, shall be computed as the amount of cash received by the Company, and insofar as it consists of securities or other property, shall be computed as of the date immediately preceding such issue, sale, grant or assumption as the Fair Value of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Common Stock and the Market Price of such securities is less than the Fair Value of such consideration, then such consideration shall be valued at the Market Price of such Additional Shares of Common Stock), in each case without deducting any expenses paid or incurred by the Company, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services or any accrued interest or dividends in connection with such issue or sale, and

                           (ii) in case Additional Shares of Common Stock are issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clause (i) above, allocable to such Additional Shares of Common Stock or Options or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors or the Company.

                  (b) All Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class or series of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

                  (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to Section 2C, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (a), by

                           (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         2F.      ADJUSTMENTS FOR COMBINATIONS, ETC. In case at any time or from time to time after the Original Issuance Date, the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         2G.      DILUTION IN CASE OF OTHER SECURITIES. In case at any time or from time to time after the Original Issuance Date, any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any capital stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 2I) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute the exercise rights granted by this Warrant on a basis to which the other provisions of this
Section 2 do not apply, then, and in each such case, the computations, adjustments and readjustments provided for in this Warrant with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holder of this Warrant against the effect of such dilution.

         2H.      MINIMUM ADJUSTMENT OF EXERCISE PRICE. If the amount of any adjustment of the Exercise Price required hereunder would be less than 1% of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall equal in the aggregate at least 1% of such Exercise Price.

         2I.      CAPITAL REORGANIZATION. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than within Section 2F or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "CAPITAL REORGANIZATION"), then, effective upon the effective date of such Capital Reorganization, the holder of this Warrant shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which such holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. Notwithstanding anything contained herein to the contrary, the Company shall not effect any Capital Reorganization unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to the holder of this Warrant an opinion of counsel for such corporation or entity, satisfactory to the holder of this Warrant, which opinion shall state that all the outstanding Warrants shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, and address such other matters as such holder may reasonably request. The provisions of this Section shall similarly apply to successive Capital Reorganizations.

         2J.      CERTAIN ISSUES EXCEPTED. Anything herein to the contrary
notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of (i) the issuance of the Warrants; (ii) the issuance of shares of Warrant Stock issuable upon exercise of the Warrants; and
(iii) the issuance of shares of Common Stock pursuant to the Crown Crafts, Inc. Stock Plan of the Company dated July 23, 2001.

         2K.      NOTICE OF ADJUSTMENT. Upon the occurrence of any event
requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer's Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within ninety
(90) days after the end of each fiscal year in which any such adjustment shall have occurred, or within thirty (30) days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors, which opinion shall confirm the statements in the most recent Officer's Certificate delivered under this Section 2K. It is understood and agreed that the independent public accountants rendering any such opinion shall be entitled expressly to assume in such opinion the accuracy of any determination of fair value made by the Company's Board of Directors pursuant to
Section 2E.

         2L.      OTHER NOTICES. In case at any time:

                  (a) the Company shall declare to the holders of Common Stock any dividend other than a regular periodic cash dividend or any periodic cash dividend in excess of 115% of the cash dividend for the comparable fiscal period in the immediately preceding fiscal year;

                  (b) the Company shall declare or pay any dividend upon Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of Common Stock;

                  (c) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

                  (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of the property, business or assets of the Company to, another corporation or other entity;

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company or any partial liquidation of the Company or distribution to holders of Common Stock;

                  (f) there shall be made any tender offer for any shares of capital stock of the Company; or

                  (g)      there shall be any other Transaction;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least fifteen (15) days prior to any event referred to in subsection (a) or (b) above, at least thirty (30) days prior to any event referred to in subsection (c), (d) or (e) above, and within five (5) days after it has knowledge of any pending tender offer or other Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least thirty
(30) days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

         2M.      CERTAIN EVENTS. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant. The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

         2N.      PROHIBITION OF CERTAIN ACTIONS. The Company will not, by
amendment of its certificate of incorporation or by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any Liens upon the exercise of all Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock or Other Securities then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such conversion, and (d) will not issue any capital stock of any class or series which has the right to more than one vote per share or any capital stock of any class or series which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage (or floating rate related to market yields) of par value or stated value in respect of participation in dividends and a fixed sum or percentage of par value or stated value in any such distribution of assets.

         2O.      NO ADJUSTMENT IN EXERCISE PRICE. Any provision herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock, or the issuance, sale, grant or assumption of any Options or Convertible Securities, unless the consideration per share (determined pursuant to Section 2E) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Market Price in effect on the date of, and immediately prior to, any such issue, sale, grant or assumption.

         3. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issue upon the exercise of this Warrant and conversion of the Warrant Stock issued upon exercise hereof as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants and conversion of all Warrant Stock issuable upon exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, Liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock may be listed.

         4. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of the exercise of Warrants or the conversion of shares of Warrant Stock require registration with or approval of any governmental authority under any Federal or State law (other than the Securities Act, registration under which is governed by the Registration Rights Agreement), before such shares may be issued upon the exercise thereof, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants or conversion of the Warrant Stock shall be registered by the Company under the Securities Act or similar statute then in force if required by the Registration Rights Agreement and subject to the conditions stated in such agreement. At any such time as the Common Stock is listed on any national securities exchange or quoted by the Nasdaq National Market or any successor thereto or any comparable system, the Company will, at its expense, obtain promptly and maintain the approval for the listing on each such exchange or the quoting by the Nasdaq National Market or such successor thereto or comparable system, upon official notice of issuance, of the shares of Common Stock issuable upon exercise of the then outstanding Warrants or conversion of the then outstanding Warrant Stock and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted; and the Company will also cause to be so listed or quoted, will register under the Exchange Act and will maintain such listing or quoting of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class or series shall be listed on such national securities exchange by the Company.

         5. ISSUE TAX. The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereto.

         6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any share of Warrant Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

         7. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the holder hereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Warrant Stock issuable upon such exercise, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

         8.       RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8 shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "This Warrant has not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

Except as otherwise permitted by this Section 8, (a) each certificate for Warrant Stock (or Other Securities) issued upon the exercise of any Warrant, and
(b) each certificate issued upon the direct or indirect transfer of any such Warrant Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities,
(b) sold to the public pursuant to Rule 144 or any comparable rule under the Securities Act, or (c) when, in the opinion of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act. The Company will pay the reasonable fees and disbursements of counsel for any holder of Restricted Securities in connection with all opinions rendered pursuant to this Section 8.

         9. AVAILABILITY OF INFORMATION. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information-reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

         10. INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the holder of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 10, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         11. REGISTRATION RIGHTS AGREEMENT. The holder of this Warrant and the holders of any securities issued or issuable upon the exercise hereof are each entitled to the benefits of the Registration Rights Agreement.

         12.      OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

         12A.     OWNERSHIP OF WARRANTS. Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary. Subject to
Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

         12B.     TRANSFER AND EXCHANGE OF WARRANTS. This Warrant is freely
transferable with or without the Notes issued under and as defined in the Purchase Agreement.. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         12C.     REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the holder, upon delivery of its unsecured indemnity or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         13. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "ACQUIRING COMPANY" shall have the meaning specified in
         Section 2I.

                  "ACQUIRER'S COMMON STOCK" shall have the meaning specified in
         Section 2I.

                  "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold (or deemed to be issued pursuant to Section 2C or 2D) by the Company after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock issued upon
         (i) the exercise or partial exercise of the Warrants, or (ii) the conversion of the Warrant Stock issued upon exercise of the Warrants into Series A Common Stock.

                  "AFFILIATE" shall have the meaning specified in the Purchase Agreement.

                  "ANNOUNCEMENT DATE" shall have the meaning specified in
         Section 2I.

                  "BOFA" shall mean Bank of America, N.A., together with its successors and assigns.

                  "BUSINESS DAY" shall mean any day on which banks are open for business in Atlanta, Georgia and New York City (other than a Saturday, Sunday or legal holiday in the States of New York, New Jersey or Georgia ), provided, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  "CASHLESS EXERCISE" shall have the meaning specified in
         Section 1F.

                  "COMMISSION" shall mean the Securities and Exchange Commission or any successor federal agency having similar powers.

                  "COMMON STOCK" shall mean the Warrant Stock, any Series A Common Stock or any other capital stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "COMPANY" shall mean Crown Crafts, Inc., a Georgia corporation.

                  "CONSUMMATION DATE" shall have the meaning specified in
         Section 2I.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities which are or may be at any time directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  "CREDIT AGREEMENT" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

                  "EXERCISE PRICE" shall have the meaning specified in Section
         1B.

                  "EXPIRATION DATE" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "EXPIRATION NOTICE" shall have the meaning specified in
         Section 1G.

                  "FAIR VALUE" shall mean with respect to any securities or other property, the fair value thereof as of a date which is within fifteen (15) days of the date as of which the determination is to be made (a) determined by agreement between the Company and the Required Holders, or (b) if the Company and the Required Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Required Holders, either of which firms may be an independent investment banking firm regularly retained by the Company, or (c) if the Company or the Required Holders shall fail so to retain an independent investment banking firm within ten (10) Business Days of the retention of such a firm by the Required Holders or the Company, as the case may be, determined solely by the firm so retained, or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within fifteen (15) Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company chosen by the first two such firms.

                  "INITIAL EXERCISE PRICE" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "LIENS" shall mean any mortgage, pledge, security interest, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

                  "MARKET PRICE" shall mean on any date specified herein, (a) with respect to Common Stock or to common stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (i) the average sale price of the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) for the immediately preceding twenty (20) Business Days (or such other period as may be specified in this Warrant) or, if no such sale takes place on any such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange, the average sale price of the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) for the immediately preceding twenty (20) Business Days (or such other period as may be specified in this Warrant), or, if no such sale takes place on any such date, the average of the reported closing bid and asked prices thereof on such date, in each case as quoted in the Nasdaq National Market or, if no shares of Common Stock or no shares of such common stock (or equivalent equity interest), as the case may be, are then quoted in the Nasdaq National Market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange or quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within sixty
         (60) days preceding the date as of which the determination is to be made or (y) the Fair Value thereof; and (b) with respect to any other securities, the Fair Value thereof; provided, that all determinations of the Market Price shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

                   "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

                  "OPTIONS" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                  "ORGANIC DOCUMENT" means, relative to any Person, its articles or certificate of incorporation or organization or certificate of limited partnership, its by-laws, partnership or operating agreement or other organizational documents, and all stockholders agreements, voting trusts and similar arrangements applicable to any of its stock or partnership interests or other ownership interests, in each case, as amended.

                  "ORIGINAL ISSUANCE DATE" shall mean July 23, 2001, the original date of issuance of this Warrant.

                  "OTHER SECURITIES" shall mean any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2I or otherwise.

                  "PARENT" shall have the meaning specified in Section 2I.

                  "PERSON" shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

                  "PRUDENTIAL" shall mean The Prudential Insurance Company of America, together with its successors and assigns.

                  "PURCHASE AGREEMENT" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated of even date herewith by and among the Company, WACHOVIA, BofA and Prudential, as amended, modified or supplemented from time to time in accordance with its terms.

                  "REQUIRED HOLDERS" shall mean the holders of at least 66 2/3% of all the Warrants at the time outstanding, determined on the basis of the number of shares of Common Stock then purchasable upon the exercise of all Warrants then outstanding.

                  "RESTRICTED SECURITIES" shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SERIES A COMMON STOCK" shall mean the voting series A common stock, par value $1.00 per share, of the Company

                  "TRANSACTION" shall have the meaning specified in Section 2I.

                  "WACHOVIA" shall mean Wachovia Bank, N.A. and its successors and assigns.

                  "WARRANT" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "WARRANT STOCK" shall have the meaning specified in the opening paragraphs of this Warrant.

         14. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. WARRANTIES, ETC. The Company represents and warrants, each and all of which representations and warranties are made as of the Original Issuance Date and shall survive the execution and delivery of this Warrant:

                  (a) CAPITALIZATION AND OWNERSHIP OF THE COMPANY; OTHER EQUITY RIGHTS. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which (i) 34,377,748 shares have been designated Series A and 8,594,437 of which are outstanding on the Original Issuance Date; (ii) 10,246,329 shares have been designated Series B, none of which are issued and outstanding on the Original Issuance Date; and (iii) 5,375,923 shares have been designated Series C, none of which are outstanding on the Original Issuance Date. The record and, to the best knowledge of the Company, beneficial ownership of the outstanding capital stock of the Company as of the Original Issuance Date is set forth in Schedule 15(b). All such outstanding shares are duly authorized, validly issued, fully paid and nonassessable, and are not, and will not have been, issued in violation of any preemptive rights. No issued, no authorized but unissued and no treasury shares of capital stock of the Company are subject to any preemptive right, option, warrant, right of conversion or purchase or any similar right issued or granted by the Company or, to the best knowledge of the Company, by any of its shareholders. There are no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of the Company to which the Company or, to the best knowledge of the Company, any of its shareholders is a party.

                  (b) AUTHORIZATION AND ISSUANCE OF WARRANTS. The issuance of the Warrants has been duly authorized and, upon delivery of the Warrant certificates in accordance with the terms hereof, the Warrants will have been validly issued and fully paid and nonassessable, free and clear of all Liens and the issuance thereof will not give rise to any preemptive rights. The issuance of the shares of Common Stock subject to the Warrants (including shares of Series A Common Stock issuable upon conversion of Warrant Stock) has been duly authorized and, when issued upon exercise of the Warrants or conversion of the Warrant Stock in accordance with the terms hereof, such shares will have been validly issued and fully paid and nonassessable, free and clear of all Liens. 22,345,536 shares of Common Stock have been duly reserved for issuance upon the exercise of the Warrants and conversion of the Warrant Stock. Except as set forth in the Registration Rights Agreement, no Person has the right to demand or any other right to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in the any such registration.

                  (c) SECURITIES LAWS. The offer, issuance, sale and delivery of the Warrants as provided in the Purchase Agreement, and the issuance and delivery of Common Stock upon the exercise of the Warrants or conversion of the Warrant Stock by the holder, are and will be exempt from the registration requirements of the Securities Act and all applicable state securities laws, as such laws are currently in effect.

                  (d) NO INTEGRATION OF ISSUE. Neither the Company nor any Person authorized or employed by the Company as agent, broker or otherwise in connection with the offering of the Warrants has offered the Warrants for sale to, or solicited any offers to buy the Warrants from, or otherwise approached or negotiated or communicated in respect thereof with, anyone other than Prudential, Wachovia and BofA. Neither the Company nor any Person acting on behalf of the Company will sell or offer any class or series of securities to, or solicit any offers to buy any class of securities from, or otherwise approach, negotiate or communicate in respect thereof with, any Person so as to require the registration of the Warrants under the Securities Act or any applicable state securities laws.

         16. COVENANTS. The Company covenants and agrees that for so long as any Warrant Stock is outstanding:

                  (a) INCONSISTENT AGREEMENTS. The Company will not, and will not permit any Subsidiary to, enter into any agreement containing any provision which would be violated or breached by the issuance of the Warrants or shares in connection therewith or by the performance by the Company or any Subsidiary of its obligations under this Warrant.

                  (b) ORGANIC DOCUMENTS. The Company shall not permit to occur any amendment, alteration or modification to its Organic Documents, as constituted on the Original Issuance Date, the effect of which would be to alter, impair or adversely affect either the rights and benefits of the holders or the duties and obligations of the Company under this Warrant.

                  (c) ISSUANCE OF ADDITIONAL RIGHTS, OPTIONS AND WARRANTS. The Company shall not issue any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or convertible securities, whether or not the right to exercise such rights, options or warrants or to convert or exchange such convertible securities is immediately exercisable or is conditioned upon the passage of time, an occurrence or non-occurrence of some other event, or both.

                  (d) ANTITAKEOVER STATUTES. The Company shall take all action necessary to avoid the application of any "fair price," "moratorium," "control share acquisition," "business combination," "shareholder protection" or similar antitakeover statute to the transactions contemplated by this Warrant.

         17. NOTICES. All notices and other communications under this Warrant shall be in writing and shall be sent (a) by registered or certified mail, return receipt requested, or (b) by a recognized overnight delivery service, addressed (i) if to any holder of any Warrant or any holder of any Common stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or (ii) if to the Company, to the attention of the Company's Chief Financial Officer at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.

         18.      MISCELLANEOUS.

         (a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         (b) The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Warrant Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not.

         (c) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         (d) The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


                                          CROWN CRAFTS, INC.



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                              FORM OF SUBSCRIPTION
                 (To be executed only upon exercise of Warrant)


To CROWN CRAFTS, INC.

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____ shares of Original Common Stock of CROWN CRAFTS, INC., [AND HEREWITH MAKES PAYMENT OF $_______________ THEREFOR](1) [IN A CASHLESS EXERCISE PURSUANT TO SECTION 1F OF THE WITHIN WARRANT](2), and requests that the certificates for such shares be issued in the name of, and delivered to _________________________ whose address is ________________________.


Dated:
      -------------------------------



                                         ---------------------------------------
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of this Warrant)



                                         ---------------------------------------
                                                     (Street Address)


                                         ---------------------------------------
                                         (City)          (State)      (Zip Code)

---------------

(1) Use in connection with an exercise involving a delivery of funds to the Company.

(2)      Use in connection with a Cashless Exercise.

                               FORM OF ASSIGNMENT
                 (To be executed only upon transfer of Warrant)

         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________________ the right represented by such Warrant to purchase _________________________ shares of Common Stock of CROWN CRAFTS, INC., to which such Warrant relates, and appoints _________________________ Attorney to make such transfer on the books of CROWN CRAFTS, INC., maintained for such purpose, with full power of substitution in the premises.


Dated:
      -------------------------------



                                         ---------------------------------------
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of this Warrant)



                                         ---------------------------------------
                                                     (Street Address)


                                         ---------------------------------------
                                         (City)          (State)      (Zip Code)


Signed in the presence of:

                                                                       EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of July 23, 2001 among CROWN CRAFTS, INC. (the "COMPANY") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL"), WACHOVIA BANK, N.A. ("WACHOVIA") and BANK OF AMERICA, N.A. ("BOFA" and collectively, with Prudential, Wachovia and their respective successors and assigns, the "HOLDERS"). Capitalized terms used and not otherwise defined herein shall have the respective meanings given such term in Section 3.

         1. BACKGROUND. The Company is the issuer of certain Common Stock Purchase Warrants (the "WARRANTS", such term to include all Warrants issued in substitution therefor) issued in connection with and as consideration for the Holders entering into (i) the Credit Agreement dated as of July 23, 2001 among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc., the Holders and Wachovia, as agent, and (ii) the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001 among the Company and the Holders, pursuant to which the Company has agreed to issue 5,375,923 shares of Series C Common Stock to Prudential, 7,149,841 shares of Series B Common Stock to Wachovia and 3,096,488 shares of Series B Common Stock to BofA (collectively, the "WARRANT SHARES"), each Warrant Share convertible into shares of Series A Common Stock.

         2.       REGISTRATION UNDER SECURITIES ACT,  ETC.

         2.1      REGISTRATION ON REQUEST.

                  (a) REQUEST. Upon the written request of the holders of more than a majority of the Registrable Securities then issued or issuable, requesting that the Company effect the registration under the Securities Act of all or part of such holders' Registrable Securities and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                           (i)      the Registrable Securities which the Company
has been so requested to register by such holders, and

                           (ii)     all other Registrable Securities which the
Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

                  (b) REGISTRATION OF OTHER SECURITIES. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (a) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (b) the holders of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

                  (c)      REGISTRATION STATEMENT FORM. Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the holders of a majority of the Registrable Securities to be so registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

                  (d) EXPENSES. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

                  (e) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective,
(ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

                  (f) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company with the approval of the holders of a majority of the Registrable Securities to be so registered; provided, however, that if the Company has not selected an underwriter reasonably acceptable to such holders within thirty (30) days after the Company's receipt of the request for registration from such holders, then such holders may select an underwriter reasonably acceptable to the Company in connection with such registration.

                  (g) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, allocated pro rata among the holders thereof requesting such registration on the basis of the respective percentages of the Registrable Securities of the Company held by the holders of Registrable Securities which have requested that such

Registrable Securities be included. In connection with any registration as to which the provisions of this clause (g) apply, no securities other than Registrable Securities shall be covered by such registrations.

                  (h) LIMITATIONS. Anything in Section 2.1(a) to the contrary notwithstanding, the Company will not be required to effect a registration pursuant to this Section 2.1, (i) unless the request for such registration covers at least 19.9% of the Registrable Securities; (ii) after the Company has effected two (2) long form (Form S-1) registrations pursuant to this
Section 2.1 (although nothing shall herein limit the Company's obligations to effect a registration pursuant to a short form (Form S-3) registration), or
(iii) during the ninety (90) day period following the effective date of a long form (Form S-1) registration that would have permitted the inclusion of Registrable Securities, provided that the Company has included all Registrable Securities that the holders have requested to be included to the extent otherwise required by this Agreement; and (iv) if the Company shall furnish to the holders of all Registrable Securities to be covered by such registration a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Company's board of directors, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the registration request of such holders; provided, however, that the Company may not utilize this right more than once in any 180-day period. The Company shall require each other person to which it grants registration rights hereafter to abide by the restrictions set forth in clause (iii) of this Section 2.1(h). In the event the Company is not obligated to effect any requested registration by virtue of the foregoing clauses (i) through (iv), such request shall not be deemed to be a demand for registration for purposes of Section 2.1(a).

         2.2      INCIDENTAL REGISTRATION.

                  (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar form and other than pursuant to Section 2.1 or a registration relating solely to a Rule 145 transaction or any registration form that does not permit secondary sales), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
Section 2.2 to have its Registrable Securities included in such registration. Upon the written request of any such holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any

Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 or shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

                  (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities being so registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction,
(ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (because the Company has not been requested so to include such Registrable Securities pursuant to Section 2.4 (b), or if so requested, is not obligated to do so under Section 2.4 (b)), and (iii) the managing underwriter of such underwritten offering shall inform the Company and the holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities and other securities of the Company so requested to be included in such registration (pro rata among the holders thereof on the basis of the respective numbers of such securities requested to be included by such holders) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter; provided, however, that in no event shall more than 30% of the aggregate number of Registrable Securities requested to be included by the Holders be excluded.

         2.3 REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                           (i)      prepare and (as soon thereafter as possible
or in any event no later than sixty (60) days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, and provided, further, that the Company will furnish to each seller a copy of the proposed registration statement at least three (3) business days prior to the filing thereof;

                           (ii)     prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (i) 180 days following the effective date of such registration and (ii) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, the Company shall not be obligated to prepare and furnish any such prospectus supplements or amendments relating to any material nonpublic information at any such time as the Board of Directors of the Company has determined that, for good business reasons, the disclosure of such material nonpublic information at that time would be materially detrimental to the Company in the circumstances and is not otherwise required under applicable law (including applicable securities laws) provided the Company may only delay its obligations pursuant to the aforementioned proviso for a period of 60 days in any 180-day period, and provided, further, that the 180-day period referenced in (i) shall be tolled for the number of days during which the Company delays the filing of any supplement or amendment;

                           (iii)    furnish to each seller of Registrable
Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                           (iv)     use its best efforts to register or qualify
all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified or to consent to general service of process in such jurisdiction;

                           (v)      use its best efforts to cause all
Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                           (vi)     furnish to each seller of Registrable
Securities:

                           (1)      if such registration includes in
         underwritten public offering, an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), addressed to and reasonably satisfactory in form and substance to each such seller, and covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities and such other legal matters as any such seller may reasonably request, and

                           (2)      if such registration includes an
         underwritten public offering, a copy of any "comfort" letter delivered to any underwriter by the independent public accountants who have certified the Company's financial statements included in such registration statement;

                           (vii)    notify each seller of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, subject to subsection (ii) above, at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii)   otherwise use its best efforts to comply
with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and furnish to each such seller at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                           (ix)     provide and cause to be maintained a
transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                           (x)      use its best efforts to list all Registrable
Securities covered by such registration statement on any securities exchange on which any securities of the same class or series as such Registrable Securities are then listed;

                           (xi)     enter into such agreements and take such
other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and

                           (xii)    for so long as such registration has not
been withdrawn or abandoned, not file or cause to be effected any other registration of any of the Company's equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of one hundred eighty (180) days has elapsed from the effective date of such a registration at the benefit of holders of Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vii) of this Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section
2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         2.4      UNDERWRITTEN OFFERINGS.

                  (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in underwriting agreements of the same type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                  (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

         2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that any records, information or documents that are furnished by the Company and that are nonpublic shall be used only in connection with such registration and, unless otherwise disclosed by the Company as part of such registration, shall be kept strictly confidential by any seller of Registrable Securities except to the extent disclosure of such records, information or documents is required by written order of a court or other governmental authority having jurisdiction or as permitted by the Purchase Agreement.

         2.6      INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                  (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6(a)) the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of indemnification pursuant to this
Section 2.6(b) shall be limited in the case of any selling securityholder to an amount equal to the net proceeds actually received by such securityholder from the sale of such security pursuant to such registration. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

                  (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.6(a) or 2.6(b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.6(a) or 2.6(b), as the case may be, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in this Section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                  (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         2.7 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities or the marketability of such Registrable Securities under any such registration.

         2.8 GRANT OF ADDITIONAL REGISTRATION RIGHTS. From and after the date of this Agreement, without the consent of the holders of a majority of the Registrable Securities then issued or issuable, the Company shall not enter into any agreements with any holder or prospective holder of any securities of the Company that, upon any registration of any of its securities, the Company will include among the securities that it then registers securities owned by such holder or prospective holder except to the extent any registration rights so given are consistent with the registration and other rights provided in this Agreement.

         3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "COMMON STOCK" shall mean any Warrant Shares or Series A Common Stock.

         "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMPANY" shall have the meaning specified in the introductory paragraph of this Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "HOLDERS" shall have the meaning specified in the introductory paragraph of this Agreement.

         "PERSON" shall mean a corporation, an association, a partnership, a business, a limited liability company, an individual, a governmental or political subdivision thereof or a governmental agency.

         "REGISTRABLE SECURITIES" shall mean (a) any Warrant Shares or "Other Securities" (as such term is defined in the Warrant) received upon the exercise of the Warrants, (b) any Series A Common Stock received upon the conversion of any Warrant Shares, (c) any securities purchased upon exercise, or issued upon conversion or exchange, of other Registrable Securities, and (d) any securities issued or issuable with respect to any other Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) such securities shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements incurred by the holders of Registrable Securities to be registered (including the fees and disbursements of any counsel and accountants retained by the holders of the Registrable Securities to be registered), premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are to be borne by the selling Holders, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

         "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "SERIES A COMMON STOCK" shall mean the series A common stock, $1.00 par value per share, of the Company.

         "SERIES B COMMON STOCK" shall mean the nonvoting series B common stock, $1.00 par value per share, of the Company.

         "SERIES C COMMON STOCK" shall mean the nonvoting series C common stock, $1.00 par value per share, of the Company.

         "WARRANT SHARES" shall have the meaning specified in Section 1.

         "WARRANTS" shall have the meaning specified in Section 1.

         4. RULE 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 66 2/3% or more of the Registrable Securities then issued or issuable. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

         6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this

Agreement or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. COVENANT OF HOLDERS. Each Holder covenants and agrees that during the two (2) year period immediately following the date hereof, it will not purchase or otherwise acquire (whether by means of purchase, debt conversion or otherwise) any shares of Common Stock (or equivalent equity interests) or any securities convertible, exercisable or exchangeable into Common Stock (or equivalent equity interests) other than the Registrable Securities at a price per share below the then current Market Price (as such term is defined in the Warrants) of the Common Stock then outstanding.

         8. NOTICES. All communications provided for hereunder shall be sent by first-class mail and (a) if addressed to a party other than the Company, addressed to such party in the manner set forth on the signature pages hereof, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to the Company, at 1600 Riveredge Parkway, Suite 200, Atlanta, Georgia 30323 or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding; provided, however, that any such communication to the Company may also, at the option of any of the parties hereunder, be either delivered to the Company at its address set forth above or to any officer of the Company.

         9. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

         10. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         11. SPECIFIC PERFORMANCE. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

         12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

         13. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     CROWN CRAFTS, INC.


                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By:
                                         ---------------------------------------
                                         Title: Vice President

                                     c/o Prudential Capital Group
                                     Four Gateway Center
                                     100 Mulberry Street
                                     Newark, New Jersey 07102
                                     Attention: Managing Director


                                     WACHOVIA BANK, N.A.


                                     By:
                                         ---------------------------------------
                                         Title:

                                     191 Peachtree Street, NE
                                     30th Floor
                                     Atlanta, Georgia  30303
                                     Attention: Leveraged Finance


                                     BANK OF AMERICA, N.A.


                                     By:
                                         ---------------------------------------
                                         Title:

                                     Independence Center
                                     100 North Tryon Street
                                     15th Floor, NCI 001-15-06
                                     Charlotte, North Carolina 28255

                                                                       EXHIBIT D

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") dated as of July 23, 2001, by and among CROWN CRAFTS, INC., a Georgia corporation (the "Company"), and any Domestic Subsidiary of the Company which becomes a Pledgor Subsidiary pursuant to Section 24 hereof and Section 7.07 of the Purchase Agreement referred to below (each a "Pledgor Subsidiary"; the Company and the Pledgor Subsidiaries being collectively referred to as the "Pledgors" and individually as a "Pledgor") and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, the "Collateral Agent") for itself, and for Purchasers from time to time under the Purchase Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Purchasers have entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Purchase Agreement"; capitalized terms used herein without definition have the meanings set forth in the Purchase Agreement), pursuant to which the Purchasers have agreed, subject to the terms thereof, to make available to the Company certain financial accommodations;

         WHEREAS, the Company, the Purchasers, the Senior Lenders, and Wachovia, as Agent, are parties to that certain Intercreditor Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Intercreditor Agreement"), pursuant to which the Purchasers have appointed the Collateral Agent.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. The Pledge. Each of the Pledgors hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent, for the ratable benefit of the Purchasers, a security interest in all of each Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the shares of common stock, equity interests and other securities (collectively, "Securities") of the respective Domestic Subsidiaries held by such Pledgor as set forth on Exhibit A attached hereto, as amended or supplemented from time to time (collectively, the "Issuers"); (b) any additional Securities of any of the Issuers as may from time to time be issued to the respective Pledgor or otherwise acquired by such Pledgor; (c) any additional Securities of the Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

         Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the Obligations.

         Section 3. Representations and Warranties. Each of the Pledgors, jointly and severally, hereby represents and warrants to the Collateral Agent as follows:

         (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

         (b) Title and Liens. Each Pledgor is, and, except as permitted by the Purchase Agreement, will at all times continue to be, the legal and beneficial owner of the applicable Pledged Collateral and none of the Pledged Collateral is subject to any Lien (other than the senior Lien for the benefit of the holders of the Senior Debt and the Lien created by this Agreement, as contemplated in the Intercreditor Agreement).

         (c) Name; Chief Executive Office; Taxpayer ID Number. The correct corporate name of each Pledgor, the state of its organization, the chief executive office and principal place of business of each Pledgor, the location of each Pledgor's books and records relating to the respective Pledged Collateral, and the Federal Identification number of each Pledgor is set forth on Exhibit B attached hereto. None of the Pledgors has any offices or places of business other than as set forth on Exhibit B.

         (d) Authority, etc. Each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and a junior Lien for the benefit of the holders of the Senior Subordinated Notes, as contemplated in the Purchase Agreement), however arising, of all persons.

         (e) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby.

         (f) Outstanding Shares. The Securities pledged by each of the Pledgors hereunder constitute all of the issued and outstanding Shares of the respective Domestic Subsidiary owned by each of the Pledgors.

         Section 4.        Covenants. Each of the Pledgors hereby
unconditionally covenants and agrees as follows:

         (a) No Liens; No Sale of Pledged Collateral. None of the Pledgors will create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Securities (other than the senior Lien for the benefit of the Senior Lenders and the Lien created by this Agreement, as contemplated in the Intercreditor Agreement), and will not, except as permitted by the Purchase Agreement, without the prior written consent of the Collateral

Agent (which consent shall not be unreasonably withheld), sell, lease, assign, transfer or otherwise dispose of all or any portion of the Securities (or any interest therein).

         (b) Change of Locations, Name, Etc. Without giving the Collateral Agent 30 days' prior written notice, none of the Pledgors will (i) change such Pledgor's state of organization, registered legal name, chief executive office, principal place of business, or the location of its books and records relating to any of the Pledged Collateral or (ii) change such Pledgor's name, identity or structure.

         Section 5.        Additional Shares.

         (a) During the period this Agreement is in effect, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to issue any additional shares of capital stock or other equity securities or interests, unless such additional shares have been delivered and pledged to the Collateral Agent. Further, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to amend or modify its respective articles or certificate of incorporation in a manner which would materially adversely affect the voting, liquidation, preference or other rights of a holder of the Pledged Collateral.

         (b) Each of the Pledgors agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of any of the Issuers at any time issued to any of the Pledgors or otherwise acquired by any of the Pledgors shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

         Section 6. Registration in Nominee Name, Denominations. The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank pursuant to a separate blank stock power or in favor of the Collateral Agent or (where applicable) registered in the name of the Collateral Agent in the relevant stock registry. Each of the Pledgors will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

         Section 7.        Voting Rights; Dividends, etc.

         (a) So long as no Event of Default shall have occurred and be continuing, with respect to any Securities:

                  (i) each of the Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Obligations; provided, however, that none of the Pledgors shall exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the reasonable judgment of the Collateral Agent;

                  (ii) each of the Pledgors shall be entitled to retain and use any and all cash dividends, interest and principal paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of any of the Issuers which are pledged hereunder or received in exchange for the respective Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any of the Issuers, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any of the Pledgors, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

         (b) The Collateral Agent agrees to execute and deliver to each of the Pledgors, or cause to be executed and delivered to each of the Pledgors, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (a)(i) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to subsection (a)(ii) above.

         (c) Upon the occurrence and during the continuance of an Event of Default, all rights of each the Pledgors to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to subsection (a)(i) above and/or to receive the dividends, interest and principal that such Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority (acting at the direction of the Required Purchasers) to exercise such voting and/or consensual rights and powers which each of the Pledgors shall otherwise be entitled to exercise pursuant to subsection (a)(i) above and/or to receive and retain the dividends which each of the Pledgors shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (c) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of
Section 10. If any of the Pledgors shall receive any dividends or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by such Pledgor in the identical form received, together with any necessary endorsements.

         Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

         (a) any of the Pledgors shall fail to observe or perform any covenant or agreement contained in Sections 4(a), 5, or 7(a)(ii) hereof;

         (b) any of Pledgors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsection

(a)) for a period of 30 days after written notice thereof has been given to such Pledgor by the Collateral Agent; and

         (c) an Event of Default under and as defined in the Purchase Agreement shall occur and be continuing.

         Section 9.        Remedies upon Default.

         (a) Subject to the Intercreditor Agreement, in addition to any right or remedy that the Collateral Agent may have under the Purchase Agreement or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent (acting at the direction of the Required Purchasers, in their sole discretion) shall deem appropriate. As further provided for in Section 14 hereof, the Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Laws (as such term is defined in Section 14 below) and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any of the Pledgors, and each of the Pledgors hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which any of the Pledgors now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the applicable Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the respective Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the applicable Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine (acting at the direction of the Required Purchasers, in their sole and absolute discretion). The Collateral Agent shall not be obligated to make any sale of any of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to any of the Pledgors in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent or any secured party, to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any of the Pledgors (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from any of the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to any of the Pledgors therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Pledgors shall be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid in full as herein provided. Each of the Pledgors hereby waives any right to require any marshaling of assets and any similar right.

         (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent (acting at the direction of the Required Purchasers) shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         (c) In addition to the foregoing, the Collateral Agent (acting at the direction of the Required Purchasers) shall have all other rights, powers and remedies which are available to it under any applicable laws.

         (d) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         Section 10. Application of Proceeds of Sale and Cash. Each of the Pledgors agrees to pay to the Collateral Agent all Enforcement Costs (as defined below) paid or incurred by the Collateral Agent. This agreement in this Section 10 shall survive the termination of this Agreement and the Lien on the Pledged Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Pledged Collateral will be applied by the Collateral Agent in accordance with the terms of the Purchase Agreement, subject to the Intercreditor Agreement. If the sale or other disposition of the Pledged Collateral fails to satisfy all of the Obligations, the Debtors shall remain liable to the Collateral Agent and the Purchasers for any deficiency. Any surplus from the sale or disposition of the Pledged

Collateral shall be paid to the respective Pledgor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Obligations and the Enforcement Costs related to any such payment.

         As used herein, the term "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Obligations or this Agreement (including, without limitation, reasonable attorneys' fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Pledged Collateral,
(c) the monitoring, inspection, administration, processing, servicing of any or all of the Obligations and/or the Pledged Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Pledged Collateral, the value of the Pledged Collateral, or otherwise relating to the Collateral Agent's or any Lender's rights, powers and remedies under this Agreement or with respect to the Pledged Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Pledgors hereby agreeing jointly and severally to indemnify and save the Collateral Agent and the Purchasers harmless from and against such liabilities

         Section 11. Collateral Agent Appointed Attorney-in-Fact. From and after the occurrence and during the existence of an Event of Default, each of the Pledgors hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of each Pledgor with full power of substitution either in the Collateral Agent's name or in the name of each of the Pledgors to do any of the following with respect to any Securities and the related Pledged Collateral: (a) to perform any obligation of any of the Pledgors hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b);
(d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to any of the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which any of the Pledgors would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of each of the Pledgors or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power of attorney granted herein is irrevocable and coupled with an interest.

         Section 12. Reimbursement of Collateral Agent. Each of the Pledgors agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any of the Pledgors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

         Section 13. Further Assurances. Each of the Pledgors shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion or at the request of the Required Holders, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and all other undertakings of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Subject to the foregoing, each of the Pledgors agrees to take, and authorizes the Collateral Agent to take on such Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and
(iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent. Notwithstanding the foregoing each of the Pledgors agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. Each of the Pledgors hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause
(b)) in the name of the applicable Pledgor and to sign such Pledgor's name thereto. Each of the Pledgors authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of such Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by each of the Pledgors and by such other instruments or documents as the Collateral Agent may reasonably request.

         Section 14. Securities Laws. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect, whether foreign or domestic (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each of the Pledgors understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each of the Pledgors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent (acting at the direction of the Required Purchasers, in their sole and absolute discretion), may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         Section 15. Indemnification. Each of the Pledgors agrees jointly and severally to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. Each Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Obligations.

         Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each of the Pledgors and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to any of the Pledgors or any person designated by it of all or any portion of the Pledged Collateral.

         Section 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, any other Credit Document, the Intercreditor Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Credit Document, the Intercreditor Agreement, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, including, without limitation, the release of any one or more Pledgors or other Persons from this Agreement or any other agreement securing the payment and performance of the Obligations or other indebtedness of the Pledgors or of any other Person to the Purchasers, the Agent, the Collateral Agent, or the holders of the Senior Subordinated Notes, or
(d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         Section 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and any of the Pledgors shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         Section 19. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Purchase Agreement.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Pledgors shall be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

         Section 23. Termination. Upon indefeasible payment in full of all of the Obligations, and termination of all Commitments under the Purchase Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return the Pledged Collateral to the applicable Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         Section 24. Joint and Several Liability; Additional Pledgors; Release of Pledgors. The obligations and liabilities of the Pledgors from time to time party to this Agreement shall be joint and several. Section 7.07 of the Purchase Agreement provides that Domestic Subsidiaries which own or acquire a Domestic Subsidiary and which are not Pledgors must become Pledgors hereunder by, among other things, executing and delivering to the Agent a joinder with respect to this Agreement. Any Domestic Subsidiary which executes and delivers to the Agent a joinder with respect to this Agreement shall be a Pledgor for all purposes hereunder and shall thereafter be jointly and severally liable with all other Pledgors then party to this Agreement or thereafter joined hereto.

         Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 26. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

         Section 28. Subordination to Senior Debt Documents. This Agreement and the liens and security interests created hereby are subject and subordinated to the Senior Debt Documents.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the Pledgors has executed and delivered this Agreement under seal as of the date first written above.

                                           CROWN CRAFTS, INC.             (SEAL)


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


         Agreed to, accepted and acknowledged as
of the date first written above.

WACHOVIA BANK, N.A., as Collateral Agent

By:
   -----------------------------
   Title:

                                    EXHIBIT A

                               PLEDGED COLLATERAL

                           PLEDGOR: CROWN CRAFTS, INC.

                                                                                                                        Certificate
                                                                                                                         Nos. for
                                                     No. of Shares   No. of Shares    No. of Shares    No. of Shares      Pledged
Name of Subsidiary                Class of Stock       Authorized        Issued        Outstanding        Pledged         Shares
------------------                --------------     -------------   -------------    -------------    -------------    -----------
Churchill Weavers, Inc.           Common $100 par        2,000            306              306              306             16

Hamco, Inc.                       Common/no par          1,000           1,000            1,000            1,000             4
The Red Calliope                  Common $0.001 par      10,000           100              100              100             27
(predecessor of Crown
Crafts Infant Products,
Inc., no replacement
certificates having been
issued)

                                    EXHIBIT B

                                    Pledgors


Crown Crafts, Inc. a Georgia corporation
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia 30328
Federal Tax I.D. # 58-0678148

                                                                       EXHIBIT E

                         FOREIGN STOCK PLEDGE AGREEMENT

         THIS FOREIGN STOCK PLEDGE AGREEMENT (this "Agreement") dated as of July __, 2001 by and among CROWN CRAFTS, INC., a Georgia corporation, (the "Company") and any Domestic Subsidiary of the Company which becomes a Pledgor Subsidiary pursuant to Section 24 hereof and Section 7.07 (each a "Pledgor Subsidiary") of the Purchase Agreement referred to below; the Company and the Pledgor Subsidiaries being collectively referred to as the "Pledgors" and individually as a "Pledgor") and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for Purchasers from time to time under the Purchase Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Purchasers have entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Purchase Agreement"; capitalized terms used herein without definition have the meanings set forth in the Purchase Agreement), pursuant to which the Purchasers have agreed, subject to the terms thereof, to make available to the Company certain financial accommodations;

         WHEREAS, the Company, the Purchasers, the Senior Lenders, and Wachovia, as Agent, are parties to that certain Intercreditor Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Intercreditor Agreement"), pursuant to which the Purchasers have appointed the Collateral Agent.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. The Pledge. Each of the Pledgors hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent, for the ratable benefit of the Purchasers, a security interest in all of each Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the shares of common stock, equity interests and other securities (collectively, "Securities") of the respective Direct Foreign Subsidiaries held by such Pledgor as set forth on Exhibit A attached hereto (collectively, the "Issuers"); provided, however, that the Securities pledged pursuant hereto shall not include (i) Securities owned by any of the Pledgors in excess of Securities evidencing 65% of the voting power of each class of capital stock owned by such Pledgor or (ii) to the extent that applicable law requires that the applicable Issuer issue directors' qualifying shares, such qualifying shares; (b) subject to the provisions of Section 5(b) hereof, any additional Securities of any of the Issuers as may from time to time be issued to the respective Pledgor or otherwise acquired by such Pledgor; (c) any additional Securities of the Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

         Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the Obligations.

         Section 3. Representations and Warranties. Each of the Pledgors, jointly and severally, hereby represents and warrants to the Collateral Agent as follows:

                  (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

                  (b) Title and Liens. Each Pledgor is, and, except as permitted by the Purchase Agreement, will at all times continue to be, the legal and beneficial owner of the applicable Pledged Collateral and none of the Pledged Collateral is subject to any Lien (other than the senior Lien for the benefit of the holders of the Senior Debt and the Lien created by this Agreement).

                  (c) Name; Chief Executive Office; Taxpayer ID Number. The correct corporate name of each Pledgor, the state of organization, chief executive office and principal place of business of each Pledgor, the location of each Pledgor's books and records relating to the respective Pledged Collateral, and the Federal Identification number of each Pledgor is set forth on Exhibit B attached hereto. None of the Pledgors has any offices or places of business other than as set forth on Exhibit B.

                  (d) Authority, etc. Each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons.

                  (e) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby.

                  (f) Outstanding Shares. The Securities pledged by each of the Pledgors hereunder constitute 65% of the issued and outstanding Shares of the respective Direct Foreign Subsidiary owned by each of the Pledgors.

         Section 4.        Covenants. Each of the Pledgors hereby
unconditionally covenants and agrees as follows:

                  (a) No Liens; No Sale of Pledged Collateral. None of the Pledgors will create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Securities (other than the senior Lien for the benefit of the Senior Lenders and the

Lien created by this Agreement), and will not, except as otherwise permitted by the Purchase Agreement, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), sell, lease, assign, transfer or otherwise dispose of all or any portion of the Securities (or any interest therein).

                  (b) Change of Locations, Name, Etc. Without giving the Collateral Agent 30 days prior written notice, none of the Pledgors will (i) change such Pledgor's chief executive office, principal place of business, or the location of its books and records relating to any of the Pledged Collateral or (ii) change such Pledgor's name, identity or structure.

         Section 5.        Additional Shares.

                  (a) During the period this Agreement is in effect, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to issue any additional shares of capital stock or other equity securities or interests, unless such additional shares have been delivered and pledged to the Collateral Agent. Further, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to amend or modify its respective articles or certificate of incorporation (or other analogous organizational document) in a manner which would materially adversely affect the voting, liquidation, preference or other rights of a holder of the Pledged Collateral.

                  (b) Each of the Pledgors agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of any of the Issuers at any time issued to any of the Pledgors or otherwise acquired by any of the Pledgors shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement; provided that if compliance with this Section 5(b) would result in more than 65% of the voting power of any class of such capital stock of an Issuer being included in the Pledged Collateral, the Pledgor shall pledge only such portion of such capital stock as shall result in 65% of the voting power of such class of capital stock owned by the Pledgor being included in the Pledged Collateral.

         Section 6.        Registration in Nominee Name, Denominations.
The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank pursuant to a separate blank stock power or in favor of the Collateral Agent or (where applicable) registered in the name of the Collateral Agent in the relevant stock registry. Each of the Pledgors will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

         Section 7.        Voting Rights; Dividends, etc.

                  (a) So long as no Event of Default shall have occurred and be continuing, with respect to any Securities:

                           (i) each of the Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Obligations; provided, however, that none of the Pledgors shall exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the reasonable judgment of the Collateral Agent;

                           (ii) each of the Pledgors shall be entitled to retain and use any and all cash dividends, interest and principal paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of any of the Issuers which are pledged hereunder or received in exchange for the respective Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any of the Issuers, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any of the Pledgors, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

                  (b) The Collateral Agent agrees to execute and deliver to each of the Pledgors, or cause to be executed and delivered to each of the Pledgors, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (a)(i) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to subsection
(a)(ii) above.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of each the Pledgors to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to subsection (a)(i) above and/or to receive the dividends, interest and principal that such Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority (acting at the direction of the Required Purchasers) to exercise such voting and/or consensual rights and powers which each of the Pledgors shall otherwise be entitled to exercise pursuant to subsection (a)(ii) above and/or to receive and retain the dividends which each of the Pledgors shall otherwise be authorized to retain pursuant to subsection (b) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (c) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of
Section 10. If any of the Pledgors shall receive any dividends or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by such Pledgor in the identical form received, together with any necessary endorsements.

         Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

                  (a) any of the Pledgors shall fail to observe or perform any covenant or agreement contained in Sections 4(a), 5, or 7(a)(ii) hereof;

                  (b) any of Pledgors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsection (a)) for a period of 30 days after written notice thereof has been given to such Pledgor by the Collateral Agent; and

                  (c) an Event of Default under and as defined in the Purchase Agreement shall occur and be continuing.

         Section 9.        Remedies upon Default.

                  (a) Subject to the Intercreditor Agreement, in addition to any right or remedy that the Collateral Agent may have under the Purchase Agreement, the other Transaction Documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent (acting at the direction of the Required Purchasers, in their sole discretion) shall deem appropriate. As further provided for in
Section 14 hereof, the Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Laws (as such term is defined in Section 14, below) and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any of the Pledgors, and each of the Pledgors hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which any of the Pledgors now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the applicable Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the respective Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the applicable Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine (acting at the direction of the Required Purchasers, in their sole and absolute discretion). The Collateral Agent shall not be obligated to make any sale of any of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to any of the Pledgors in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent or any secured party, to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any of the Pledgors (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from any of the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to any of the Pledgors therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Pledgors shall be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid in full as herein provided. Each of the Pledgors hereby waives any right to require any marshaling of assets and any similar right.

                  (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

                  (c) In addition to the foregoing, the Collateral Agent shall have all other rights, powers and remedies which are available to it under any applicable laws.

                  (d) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         Section 10. Application of Proceeds of Sale and Cash. Each of the Pledgors agrees to pay to the Collateral Agent all Enforcement Costs (as defined below) paid or incurred by the Collateral Agent. This agreement in this Section 10 shall survive the termination of this Agreement and the Lien on the Pledged Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Obligations, the Debtors shall remain liable to the Collateral Agent and the Purchasers for any deficiency. Any surplus from the sale or disposition of the Pledged Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Obligations and the Enforcement Costs related to any such payment.

         As used herein, the term "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Obligations or this Agreement (including, without limitation, reasonable attorneys' fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Pledgors hereby agreeing jointly and severally to indemnify and save the Collateral Agent and the Purchasers harmless from and against such liabilities

         Section 11. Collateral Agent Appointed Attorney-in-Fact. From and after the occurrence and during the existence of an Event of Default, each of the Pledgors hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of each Pledgor with full power of substitution either in the Collateral Agent's name or in the name of each of the Pledgors to do any of the following with respect to any Securities and the related Pledged Collateral: (a) to perform any obligation of any of the Pledgors hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b);
(d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to any of the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged

Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which any of the Pledgors would have, but for this Agreement, under the Pledged Collateral; and
(g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of each of the Pledgors or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power of attorney granted herein is irrevocable and coupled with an interest.

         Section 12. Reimbursement of Collateral Agent. Each of the Pledgors agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any of the Pledgors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

         Section 13. Further Assurances. Each of the Pledgors shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion or at the request of the Required Holders, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and all other undertakings of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Subject to the foregoing, each of the Pledgors agrees to take, and authorizes the Collateral Agent to take on such Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and
(iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent.

Notwithstanding the foregoing each of the Pledgors agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. Each of the Pledgors hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the applicable Pledgor and to sign such Pledgor's name thereto. Each of the Pledgors authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of such Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by each of the Pledgors and by such other instruments or documents as the Collateral Agent may reasonably request.

         Section 14. Securities Laws. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect, whether foreign or domestic (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each of the Pledgors understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each of the Pledgors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent(acting at the direction of the Required Holders, in their sole and absolute discretion), may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         Section 15. Indemnification. Each of the Pledgors agrees to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Obligations.

         Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each of the Pledgors and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to any of the Pledgors or any person designated by it of all or any portion of the Pledged Collateral.

         Section 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Documents, the Intercreditor Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Documents, the Intercreditor Agreement, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, including, without limitation, the release of any one or more Pledgors or other Persons from this Agreement or any other agreement securing the payment and performance of the Obligations or other indebtedness of the Pledgors or of any other Person to the Purchasers or the Agent or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         Section 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and any of the Pledgors shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         Section 19. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Purchase Agreement.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Pledgors shall be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

         Section 23. Termination. Upon indefeasible payment in full of all of the Bank Obligations, and termination of all Commitments under the Purchase Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return the Pledged Collateral to the applicable Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         Section 24. Joint and Several Liability; Additional Pledgors; Release of Pledgors. The obligations and liabilities of the Pledgors from time to time party to this Agreement shall be joint and several. Section 7.07 of the Purchase Agreement provides that Domestic Subsidiaries which own or acquire a Significant Direct Foreign Subsidiary and which are not Pledgors must become Pledgors by, among other things, executing and delivering to the Agent a counterpart to this Agreement. Any Domestic Subsidiary which executes and delivers to the Agent a counterpart of this Agreement shall be a Pledgor for all purposes hereunder and shall thereafter be jointly and severally liable with all other Pledgors then party to this Agreement or thereafter joined hereto.

         Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 26. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

         Section 28. Subordination to Senior Debt Documents. This Agreement and the liens and security interests created hereby are subject and subordinated to the Senior Debt Documents.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, each of the Pledgors has executed and delivered this Agreement under seal as of this the date first written above.

                                        CROWN CRAFTS, INC.

                                        By:                               (SEAL)
                                           -------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

         Agreed to, accepted and acknowledged as
of the date first written above.

         WACHOVIA BANK, N.A., as Collateral Agent

         By:
             ----------------------------------------
             Title:

                                    EXHIBIT A

                               PLEDGED COLLATERAL

                           PLEDGOR: CROWN CRAFTS, INC.

                                                                                                                      Certificate
                                              No. of Shares    No. of Shares    No. of Shares    No. of Shares          Nos. for
Name of Subsidiary          Class of Stock     Authorized        Issued         Outstanding        Pledged           Pledged Shares
------------------          --------------    -------------    -------------    -------------    -------------       --------------
Burgundy Interamericana,          Common          50,000          50,000           50,000            49,999          1, 2, 3 and 4
S.A. de C.V.

                                    EXHIBIT B

                                    PLEDGORS

Crown Crafts, Inc., a Georgia corporation
1600 RiverEdge Parkway
Suite 200
Atlanta, Georgia    30328
Federal Tax I.D. # 58-0678148

                                                                      EXHIBIT F


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made as of July 23, 2001, by and among CROWN CRAFTS, INC., a Georgia corporation (the "Parent"), CHURCHILL WEAVERS, INC., a Kentucky corporation ("Weavers"), HAMCO, INC., a Louisiana corporation ("Hamco"), and CROWN CRAFTS INFANT PRODUCTS, INC, a Delaware corporation ("CCIP" with the Parent, Weavers, and Hamco, individually and collectively, the "Debtors"), and WACHOVIA BANK, N.A., a national banking association organized under the laws of the United States of America, acting as Collateral Agent under this Agreement and the Intercreditor Agreement (as described below) for the "Purchasers" from time to time party to the Purchase Agreement described below ("Wachovia" and, in its capacity as Collateral Agent, together with any successor agent, the "Agent").


                                   RECITALS:


         WHEREAS, the Parent and the Purchasers have entered into that certain Subordinated Note and Warrant Purchase Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Purchase Agreement"; capitalized terms used herein without definition have the meanings set forth in the Purchase Agreement), pursuant to which the Purchasers have agreed, subject to the terms thereof, to make available to the Parent certain financial accommodations;

         WHEREAS, the Purchasers, the Senior Lenders and Wachovia Bank, N.A., as Collateral Agent, have entered into that certain Intercreditor Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Intercreditor Agreement"), pursuant to which Wachovia Bank, N.A. is appointed as Collateral Agent for the Purchasers;


                                  AGREEMENTS:


         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:


                                  DEFINITIONS


         In addition to the definitional provisions contained in SECTION 5.9 hereof and the defined terms contained in the Purchase Agreement which are incorporated by reference herein as set forth in the Recitals hereto, as used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Account Debtor" shall mean the Person who is obligated on any of the Accounts Receivable Collateral or Factored Accounts or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

         "Accounts Receivable Collateral" shall mean and include all accounts, instruments, and chattel paper, including, without limitation, all rights of each Debtor to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, and together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising; provided that the term "Accounts Receivable Collateral" shall not include Factored Accounts.

         "Approved Depository" means either (a) the Agent or (b) another depository bank which is acceptable to the Agent, with whom the Agent has entered into an agreement satisfactory to it and pursuant to which, among other things, the Approved Depository: (i) agrees to waive any right of setoff with respect to the Collateral, the Cash Collections and the Cash Deposits; (ii) acknowledges and agrees that the Agent has a security interest in the Collateral, and that it is the bailee of the Agent with respect thereto; and
(iii) agrees that, upon notice from the Agent of an Event of Default, it will act strictly in accordance with the instructions of the Agent with respect to deposit balances of the Debtors held by it, including, without limitation, any instructions of the Agent to remit such balances to it, and not in accordance with any instructions of the Debtors, or any other Person.

         "Balances Collateral" shall mean all property of each Debtor left with the Agent or any Purchaser or in the possession, custody or control now or hereafter of the Agent or any Purchaser, all deposit accounts of each Debtor now or hereafter opened with the Agent or any Purchaser or with another depositary which has executed a Blocked Account Agreement, all certificates of deposit issued by the Agent or any Purchaser to any Debtor or by another issuer which has executed a Blocked Account Agreement or where the certificate of deposit has been pledged with the Agent, all drafts, checks and other items deposited in or with the Agent or any Purchaser by any Debtor for collection now or hereafter.

         "Blocked Account Agreement" means a Blocked Account Agreement substantially in the form and substance acceptable to the Required Holders, executed and delivered by any depositary institution with which any Debtor has a demand deposit, operating account or other such similar depositary relationship.

         "Cash Collections" means all cash, checks, drafts, items and other instruments for the payment of money received by each Debtor from proceeds of Collateral.

         "Cash Deposits" means all deposits of Cash Collections with depository banks, including with the Approved Depositaries.

         "CITCSI" means The CIT Group/Commercial Services, Inc.

         "Collateral" means the personal property in which the Agent, for the benefit of the Purchasers, is granted a security interest pursuant to SECTION 1.1.

         "Collateral Information Certificate" means that certain Collateral Information Certificate dated as of even date herewith which was executed and delivered to the Agent by each of the Debtors and which contains the disclosure of information pertaining to the Collateral.

         "Collateral Locations" shall mean the respective state of organization of each Debtor, chief executive office of each Debtor and those additional locations, if any, of each Debtor set forth and described in the Collateral Information Certificate.

         "Collateral Reserve Account" shall mean any non-interest bearing, demand deposit account which any Debtor is or may be required to open and maintain with the Agent pursuant to the requirements of SECTION 3.1.6 hereof.

         "Debtors" means, individually and collectively, as the context requires, each of the following Persons, each of them being jointly and severally obligated as Debtors hereunder: (i) each of the Debtors listed in the first paragraph of this Agreement; (ii) any Person which becomes a Debtor pursuant to the provisions of the Purchase Agreement; and (iii) in the case of each Debtor, its successors and its permitted assigns.

         "Default Rate" shall have the meaning given such term in the Purchase Agreement.

         "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, attorneys' fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Secured Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Agent's or any Purchaser's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, each Debtor hereby agreeing to indemnify and save the Agent and the Purchasers harmless from and against such liabilities.

         "Equipment Collateral" shall mean all equipment and fixtures of each Debtor, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer equipment, books and records, motor vehicles, forklifts, rolling stock, dies and tools used or useful in such Debtor's business operations, and software embedded in any such goods, excluding, however, Excluded Equipment.

         "Event of Default" has the meaning given such term in SECTION 9.01 of the Purchase Agreement.

         "Excluded Equipment" means (i) any equipment subject to a Purchase Money Lien as to which the purchase money creditor holding such Lien prohibits other Liens thereon without its prior consent, unless and until either (A) such creditor grants such consent or (B) the Debt secured by such Lien has been fully paid and satisfied; and (ii) any equipment with respect to which the rights of possession and use of any Debtor are created pursuant to a lease which does not create a security interest, unless and until such time (if any) as such Debtor acquires title to such equipment from the lessor or the lessor abandons its rights and claims thereto.

         "Factored Accounts" means all accounts of any Debtor actually purchased by a Permitted Factor in connection with a factoring program approved by the Purchasers, which factoring program, among other things, shall not provide for any loans or advances to be made to any of the Debtors on account of accounts to be purchased by such Permitted Factor or any Lien on accounts or related assets not purchased or identified for purchase by such Factor.

         "Factoring Balances Agreement" means the Assignment of Factoring Balances Agreement dated on or about the date of this Agreement among the Debtors, collectively and individually, the Agent, and CITCSI.

         "Governmental Authority" means any nation or government, any state or other political subdivision or agency thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Intangibles Collateral" shall mean all general intangibles of each Debtor, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records and all computer software and programs, and all goodwill of each Debtor associated therewith.

         "Inventory Collateral" shall mean all inventory of each Debtor, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of such Debtor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, software embedded in such goods, all raw materials, work- in-process, finished goods and supplies used or consumed in such Debtor's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing; provided, however, that "Inventory Collateral" shall not include goods which are placed by the owner thereof on consignment with a Debtor in compliance with SECTION 2-326 of the UCC of the applicable jurisdiction.

         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority.

         "Material Contract" means any contract, lease, instrument, guaranty or license, or other arrangement (other than any of the Transaction Documents), whether written or oral, to which any Debtor or any of the Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect.

         "Purchaser" has the meaning given such term in the first paragraph of this Agreement.

         "Permitted Encumbrances" shall have the meaning given such term in the Purchase Agreement.

         "Permitted Factors" means any factor which has been approved by the Purchasers and which has executed and delivered, and is subject to, a Factoring Balances Agreement.

         "Purchase Money Lien" shall have the meaning given such term in the Purchase Agreement.

         "Secured Obligations" means (a) the full and final payment and/or performance of all "Obligations" under the Purchase Agreement (as such term is defined in the Purchase Agreement) and (b) the full and final payment and/or performance of all Enforcement Costs.

         "Third Party" means any landlord, warehousemen, servicer, processor, bailee and other third parties which may, from time to time, be in the possession or control of, any Collateral or any property on which any Collateral is or may be located.

         "Third Party Claims" means claims of Third Parties against any Debtor for rent, storage, maintenance, repair, processing, servicing or bailment in respect of any Collateral or any property on which any Collateral is or may be located.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

         "Waiver Agreement" means a Waiver and Agreement substantially in a form acceptable to the Required Holders, executed and delivered by any Third Party waiving or subordinating its Third Party Claims, and making certain other agreements in regard to the Collateral, all on terms satisfactory to the Agent in all respects.


                                   ARTICLE 1


         Section 1.1 As security for the payment of all Secured Obligations, each Debtor hereby grants to Agent, for the ratable benefit of the Purchasers, a continuing, general lien upon and security interest and security title in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) the Accounts Receivable Collateral and all amounts payable to any Debtor by a Permitted Factor with respect to Factored Accounts; (b) the Inventory Collateral; (c) the Equipment Collateral; (d) the Intangibles Collateral; (e) the Balances Collateral; and
(f) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance proceeds.

         Section 1.2 Release. Except as provided in SECTION 3.1.10 below, the Agent shall have no right or obligation to release and/or terminate this Agreement, except upon both the performance of this Agreement and the indefeasible payment and/or performance of all Secured Obligations and the expiration and termination of any and all commitments or obligations (whether or not conditional) of the Purchasers to the Debtors. Each of the Purchasers agrees that it shall notify the Agent in writing promptly upon (i) the termination of any commitment or other obligations relating to financial accommodations with respect to the Secured Obligations owed to such Purchaser, and (ii) the payment in full of the Secured Obligations owed to such Purchaser. When all Purchasers have so notified the Agent, the Agent shall reasonably cooperate with the Debtors to provide for such release and/or termination of this Agreement and the security interests granted herein.

         Section 1.3 Financing Statements. Each of the Debtors authorizes the Agent to file financing statements consistent with this Agreement in such filing offices as it shall select, and acknowledges that such financing statement may describe the Collateral as "all personal property" of such Debtor.


                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES


         Section 2.1 Representations and Warranties. Each of the Debtors, jointly and severally, represents and warrants to the Agent as follows:

                  2.1.1 Place(s) of Business and Location of Collateral; Related Information; Jurisdiction of Incorporation. The correct corporate name and state of organization of each Debtor, address of such Debtor's chief executive office and principal place of business, each of its other places of business, each place owned or leased by such Debtor where the Collateral or any books or records relating thereto are located, and such Debtor's Federal Identification number are accurately set forth in the Collateral Information Certificate. Such Debtor is incorporated under the laws of the state indicated in the Collateral Information Certificate. Each Debtor's state organization identification number is set forth below:


---------------------------------------- ----------------------------------
DEBTOR                                   ORGANIZATIONAL IDENTIFICATION
                                         NUMBER
---------------------------------------- ----------------------------------
Crown Crafts, Inc.                       7402471
---------------------------------------- ----------------------------------
Churchill Weavers, Inc.                  0009403
---------------------------------------- ----------------------------------
Hamco, Inc.                              34195389D
---------------------------------------- ----------------------------------
Crown Crafts Infant Products, Inc.       2840837
---------------------------------------- ----------------------------------

                  2.1.2 Corporate Existence and Power. Such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, except where the failure to qualify would not have or reasonably be expected to cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not have or reasonably be expected to cause a Material Adverse Effect.

                  2.1.3 Corporate and Governmental Authorization; No Contravention. Such Debtor's execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents (i) are within such Debtor's corporate powers, (ii) have been duly authorized by all necessary corporate action, and have been executed on behalf of such Debtor by duly authorized officers, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or by-laws of such Debtor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the such Debtor or any of its Subsidiaries (excepting any license agreements or other Intangibles Collateral which operate to restrict the collateral assignment thereof or the grant of a security interest therein or in Licensed Inventory or other property licensed thereunder or subject to the terms thereof, the effect of which restrictions is limited by applicable law), and (v) do not result in the creation or imposition of any Lien on any asset of such Debtor or any of its Subsidiaries (except in favor of the Agent).

                  2.1.4 Binding Agreements. This Agreement constitutes a valid and binding agreement of such Debtor enforceable in accordance with its terms, and the Notes and the other Transaction Documents, when executed and delivered in accordance with the Purchase Agreement, will constitute valid and binding obligations of such Debtor enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and provided, further, that the enforcement of the Collateral Agent's security interests in any license agreements or other Intangibles Collateral, and any Licensed Inventory or other property licensed thereunder or subject to the terms thereof, is subject to the terms of such license agreements or other Intangibles Collateral, except to the extent otherwise provided by applicable law.

                  2.1.5 Title to Collateral. Such Debtor has good and marketable title to its properties and assets which are included among or give rise to the Collateral, subject only to Liens of the Agent pursuant to this Agreement and the other Transaction Documents and except for Permitted Encumbrances and any restrictions relating to collateral assignment or transfer of any license agreement or other Intangibles Collateral which operate to restrict the collateral assignment thereof or the grant of a security interest therein or in Licensed Inventory or other property licensed thereunder or subject to the terms thereof, the effect of which restrictions is limited by applicable law). Subject to the limitations noted in the immediately preceding sentence, such Debtor has legal, enforceable and uncontested rights to use freely such property and assets.

                  2.1.6 Bona Fide Rights of Payment; Right to Assign. Each right of payment constituting a part of the Collateral arises or will arise under a contract between such Debtor and each Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, such Account Debtor. No Governmental Authority is an Account Debtor with respect to any portion of the Collateral. Such Debtor has full right, power and authority to make the assignment pursuant to this Agreement of the Accounts Receivable Collateral and to grant a security interest in all of the Collateral.

                  2.1.7 Recitals. The Recitals to this Agreement are true, accurately reflect the matters set forth herein and are hereby incorporated into and made a part of this Agreement.

                  2.1.8 Purchase of Collateral. Such Debtor has not, within the 12 months period preceding the Closing Date, purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of such Debtor's seller.

                  2.1.9 Account Debtor Capacity and Solvency. Each Account Debtor hereunder (a) had the capacity to contract at the time any contract or other document giving rise to the account was executed and (b) such Account Debtor was not and is not "insolvent" as that term is defined in the Purchase Agreement.

                  2.1.10 Proceedings with Respect to Accounts. There are no proceedings or actions which are threatened or pending against any Account Debtor which are reasonably likely to have a material adverse change in such Account Debtor's financial condition or the collectibility of such account.

                  2.1.11 Survival of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement shall survive the execution of this Agreement and the incurring of any particular Secured Obligations.


                                   ARTICLE 3
                    COVENANTS AND AGREEMENTS OF THE Debtors


         Section 3.1 Covenants. So long as any of the Secured Obligations (or commitments therefor, if any) shall be outstanding, each of the Debtors, jointly and severally, agrees with the Agent, for itself and the Purchasers, as follows:

                  3.1.1 Conduct of Business and Maintenance of Existence, Compliance with Laws, Etc. Such Debtor will (i) do or cause to be done all things necessary to preserve and to keep in full force and effect its corporate existence and material rights and its franchises, trade names, patents, trademarks and permits which are necessary for the continuance of its business, and (ii) comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which would materially interfere with the performance of its obligations hereunder, or the Agent's interest in the Collateral.

                  3.1.2 Business Names and Addresses. Within the previous 5 years, such Debtor has not conducted business under or been legally known by any name and will not change its name to any other name other than those disclosed in the Collateral Disclosure Certificate.

                  3.1.3    Certain Notices. Such Debtor will notify the Agent:
(a) not less than 30 days prior to (i) any change in the name, state of organization or corporate structure under which it conducts its business, its Federal Tax Identification Number or its state organizational identification number, and (ii) the opening of any new place of business or any change in any of the places where the books and records concerning the Collateral, or any part thereof, are kept (and will provide to the Agent prior to any such change all financing statements requested by it in connection with such new place of business or location of books and records, as well as any other security instrument that the Agent may require be executed by such Debtor in order to constitute a Lien upon any new Collateral that may be located (as permitted under SECTION 3.1.9 hereof) in said new place of business or books and records) (but the Agent hereby acknowledges receipt of the notice of the relocation to Louisiana as contemplated in the Purchase Agreement); and (b) promptly, of (i) the commencement of any litigation affecting any of the Collateral or the title thereto or rights therein, other than arising out of disputes with Account Debtors pertaining to the Collateral, in an aggregate amount not in excess of $25,000 not covered by insurance, or (ii) the occurrence of any material casualty or other loss affecting any material portion of the Collateral.

                  3.1.4 Maintenance of the Collateral; Insurance. Such Debtor will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral which may materially impair the value or use thereof. The Agent and each Purchaser, or representatives designated by the Agent or such Purchaser, respectively, shall be permitted to enter the premises of such Debtor and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. Such Debtor will promptly furnish to the Agent and each Purchaser all such additional information regarding the Collateral as the Agent or such Purchaser may from time to time reasonably request. Such Debtor shall maintain insurance on the Collateral consisting of goods with such companies, in such amounts and against such risks as are consistent with industry standards, with loss payable to the Agent as its interests may appear. Such insurance shall not be cancelable by such Debtor, unless with the prior written consent of the Agent, or by such Debtor's insurer, unless with at least (i) 10 days advance written notice to the Agent in the event of a cancellation for nonpayment of premiums or other amounts, or (ii) 30 days advance written notice to the Agent in all other events.

                  3.1.5 Recordings and Filings. Such Debtor shall: (a) execute and deliver all financing documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Agent, a first priority (subject to the express provisions hereof), perfected Lien in the Collateral, to the extent such Lien can be perfected under the Uniform Commercial Code, in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) deliver such evidence as the Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

                  3.1.6 Defense of Title and Further Assurances. At its expense such Debtor will defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, assignment, continuation statement, security agreement, certificate, or other document the Agent may reasonably require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Agent under this Agreement and its priority under the Uniform Commercial Code. Such Debtor will (i) comply in all material respects with all license agreements relating to any Collateral and, upon the request of the Agent, use commercially reasonable efforts to obtain and furnish to the Agent any consents from licensors to effect the purposes of this Agreement,
(ii) duly execute and/or deliver (or cause to be duly executed and/or delivered) to the Agent any instrument, agreement, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, Waiver Agreement, consent, acknowledgment, control agreement or other writing which may be reasonably necessary to the Agent to carry out the terms of this Agreement and any of the other Transaction Documents and to perfect its security interest or intended security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security or intended to constitute security to the Agent, (iii) deliver to the Agent in pledge all instruments evidencing the obligation to pay any of the Collateral not maintained or pledged with the Agent, and (iv) from time to time do whatever the Agent may reasonably request by way of obtaining, executing, delivering, and/or filing financing statements, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as the Agent may reasonably request, in order to create and maintain a valid Lien upon the Collateral, subject to no other Liens, except as permitted hereby or by the Transaction Documents. The Debtors agree that a photocopy of a fully executed financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the Uniform Commercial Code. Such Debtor will comply in all material respects with all federal, state and local laws and regulations affecting the Collateral.

                  3.1.7 Security, etc. Such Debtor agrees that the Agent may at any time take such steps as the Agent deems reasonably necessary to protect the Agent's Lien upon and interest in, and to preserve the Collateral, whether at the business premises of such Debtor or elsewhere.

                  3.1.8 Other Liens. Such Debtor will not permit any Liens on or with respect to all or any part of the Collateral, except as expressly permitted hereby and by the Transaction Documents.

                  3.1.9 Location of Collateral. Except as expressly permitted elsewhere in this Agreement or except as may be permitted by the Transaction Documents, without prior written consent of the Agent, such Debtor will not transfer, or permit the transfer of any of the Collateral except (i) to a location for which the security interest in favor of the Agent therein shall remain perfected, (ii) to any other location so long as such Debtor shall give the Agent written notice thereof and deliver executed financing statements as reasonably requested by the Agent in connection therewith within 30 days of such transfer, and (iii) for Collateral with a book value of less than $50,000 to another location.

                  3.1.10 Disposition of Collateral. Without the prior written consent of the Agent (acting at the direction of the Required Holders), such Debtor will not sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, or any part thereof, except, prior to an Event of Default, (i) sales of inventory, discounts, co-op advertising, credits or credit allowances and payment extensions in the ordinary course of business in accordance with the customary business practices of such Debtor in effect on the date hereof, (ii) sales of accounts receivables to CITCSI from time to time so long as the Factoring Balances Agreement remains in effect, and (iii) as otherwise expressly permitted by the Transaction Documents. Upon the permitted sale, exchange or other disposition of any of the Collateral, the Lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, any accounts, contract rights, general intangibles, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts, equipment and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in the Collateral itself.

                  3.1.11   Depository Accounts; Collections.

                           (a) Subject to the terms of the Intercreditor Agreement and the Senior Debt Documents, simultaneously herewith, the Debtors shall establish and continually maintain with the Agent one or more Collateral Reserve Accounts under the sole and exclusive control of the Agent into which Debtors shall cause each Account Debtor to remit all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive in full or partial payment for the Inventory Collateral or otherwise as proceeds of the Accounts Receivable Collateral; provided, however, as to Churchill Weavers, Inc., the Agent shall be provided with a Blocked Account Agreement within four (4) days of closing with Churchill Weavers, Inc.'s depositary bank or banks, requiring all balances therein in excess of $100,000 to be transmitted to the Agent for deposit in a Collateral Reserve Account, with such balances being transmitted on a weekly basis on each Friday and on any other day on which the aggregate amount of balances in such account is equal to or in excess of $100,000. In addition, each Debtor receiving Net Cash Proceeds of dispositions of assets or of the issuance of Capital Stock or Redeemable Preferred Stock or the incurrence of Debt for money borrowed (except Debt secured by Purchase Money Liens), or Net Casualty/Insurance Proceeds shall (or shall cause such other Person receiving such cash proceeds to) remit all such cash proceeds to the Collateral Reserve Account. In the event such items of payment are inadvertently received by any of the Debtors or any other Person, whether or not in accordance with the terms of this Agreement, such Debtor or other Person shall be deemed to hold the same in trust for the benefit of Agent and promptly forward them to the Agent for deposit in the Collateral Reserve Account. The Agent will deposit all such items of payment received from such Account Debtors into the Collateral Reserve Account promptly upon receipt, and, except as provided in the Senior Credit Agreement and in any event subject to the provisions of Section 29 of the Intercreditor Agreement, the Agent shall apply (or distribute to the Agent for such application) the proceeds from such items of payment in accordance with the Purchase Agreement. Net Cash Proceeds of dispositions of assets or of the issuance of Capital Stock or Redeemable Preferred Stock or the incurrence of Debt for money borrowed (except Debt secured by Purchase Money Liens) and Net Casualty/Insurance Proceeds shall be held subject to the provisions of the Senior Credit Agreement, and any Net Cash Proceeds or Net Casualty/Insurance Proceeds not required to be paid to the Agent for the account of the Purchasers shall be paid to the Debtors on the date such payment is made for the account of the Purchasers. During the existence of an Event of Default the Agent may at any time in its sole discretion or if requested in writing by the Required Holders, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, directly to the Agent, and the Account Debtors are hereby authorized and directed to do so by each Debtor upon the Agent's direction, and the funds so received shall be also deposited in the Collateral Reserve Account, or, at the election of the Agent, upon its receipt thereof, be applied directly to repayment of the Obligations as set forth in the Purchase Agreement, subject to Section 29 of the Intercreditor Agreement.

                           (b) The Debtors shall not open or maintain any deposit account with any depositary institution (except with the Agent and subject to the Liens created by this Agreement) unless the depository institution for such account shall have entered into a Blocked Account Agreement with the Agent, and the Debtor shall deliver to the Agent in pledge all certificates of deposit issued by any such depositary institution. As of the Closing Date, all deposit accounts maintained by the Debtors with any depositary institutions are listed on SCHEDULE A attached hereto.

                  3.1.12 Control of Certain Collateral. No item of Accounts Receivable Collateral consisting of non-electronic chattel paper has or will be created without including thereon a legend acceptable to the Agent indicating that the Agent has a security interest therein, and at the request of the Agent, it will take such steps as are required to establish "control" in favor of the Agent under the Uniform Commercial Code in any electronic chattel paper, investment property, or letter-of-credit rights.

                  3.1.13 Inventory Returns. If at any time or times hereafter any Account Debtor returns any Inventory Collateral of such Debtor the shipment of which generated an account on which such Account Debtor is obligated in excess of $50,000.00, such Debtor shall notify the Agent of the same immediately, specifying the reason for such return and the location and condition of the returned Inventory.

                  3.1.14 Preservation of Intangibles Collateral. Such Debtor shall take all reasonably necessary and appropriate measures, taking into account the value and usefulness of the relevant Intangibles Collateral and the cost of such measures, to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

                  3.1.15 Records Respecting Collateral. All of such Debtor's records with respect to the Collateral will be kept at its Executive Office and will not be removed from such address without the prior written consent of Agent.

                  3.1.16 Collateral Location Waivers. With respect to each of the applicable Collateral Locations, such Debtor will obtain such waivers of lien, estoppel certificates, subordination agreements, or Waiver Agreements as the Agent may reasonably require to insure the priority of its security interest in that portion of the Collateral situated at such locations.

                  3.1.17 Payment of Taxes On and Use of Collateral 3.1.18. Such Debtor shall timely pay all taxes and other charges against its Collateral and will not use the Collateral illegally.

                                   ARTICLE 4
                        RIGHTS AND REMEDIES UPON DEFAULT


         Section 4.1       Rights and Remedies, etc.

                  4.1.1 General Rights and Remedies. If any Event of Default is in existence, then, in each and every such case, the Agent may, at its option exercised from time to time, and at the written direction of the Required Holders will, subject to and as provided in the Intercreditor Agreement, at any time thereafter while such Event of Default is continuing, exercise any rights, powers and remedies available to the Agent under this Agreement and the Purchase Agreement and applicable Laws.

                  4.1.2 Enforcement Costs; Application of Proceeds. The Debtors agree to pay to the Agent all Enforcement Costs paid or incurred by the Agent, and such agreement shall survive the termination of this Agreement and the Lien on the Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Debtors to the Agent whenever demanded by the Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Agent in accordance with the terms of Section 29 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Agent and the Purchasers for any deficiency. Any surplus from the sale or disposition of the Collateral shall be paid to the Debtors or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law, after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         Section 4.2       Uniform Commercial Code and Other Remedies.

                           (a) Upon the occurrence of an Event of Default, the Agent or any representative of Agent, acting at the direction of the Required Holders, shall have the rights and remedies of a secured party under the UCC, the Uniform Commercial Code as in effect in any relevant jurisdiction on the date thereof (regardless of whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), and under any other applicable laws, including, without limitation, the right to require the Debtors to assemble the Collateral, at the Debtors' expense, and make it available to the Agent at a place designated by the Agent which is reasonably convenient to both parties, and enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the property of any Debtor or any of its Subsidiaries, such Debtor agrees not to charge the Agent for storage thereof), to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, and the Agent shall have the right to conduct such sales on the premises of the Debtors, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. The Agent, acting at the direction of the Required Holders, may sell, lease or dispose of Collateral for cash, credit, or any combination thereof, and shall have the right to appoint a receiver of the Account's Receivable Collateral and the Inventory Collateral or any part thereof, and the right to apply the proceeds therefrom as set forth in the Purchase Agreement. The Agent shall give the Debtors written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. Any written notice of the sale, disposition or other intended action by the Agent with respect to the Collateral which is sent by regular mail, postage prepaid, to a Debtor at the address for such Debtor set forth for notices herein, or such other address of such Debtor which may from time to time be shown on the Agent's records, at least 10 days prior to such sale, disposition or other action, shall constitute reasonable notice to such Debtor. Expenses of retaking, verifying, restoring, holding, insuring, collecting, preserving, liquidating, protecting, preparing for sale or selling, or otherwise disposing of or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute a portion of the Enforcement Costs and, therefore, part of the Secured Obligations.

                           (b) To the extent permitted by law, the Debtors hereby waive all rights which the Debtors have or may have under and by virtue of O.C.G.A. CH. 44-14, including, without limitation, the right of the Debtors to notice and to a judicial hearing prior to seizure of any Collateral by the Agent.

                           (c) Unless and except to the extent expressly provided for to the contrary herein, the rights of the Agent specified herein shall be in addition to, and not in limitation of, the Agent's or Purchaser's rights under the Uniform Commercial Code, or any other statute or rule of law or equity, or under any other provision of any of the Transaction Documents, or under the provisions of any other document, instrument or other writing executed by the Debtors or any Third Party in favor of the Agent, all of which may be exercised successively or concurrently.

                           (d) The Agent is hereby granted a license or other right to use, without charge, each Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and the Debtors' rights under all licenses and all franchise agreements shall inure to the Agent's benefit.

                           (e) Neither the Agent nor any Purchaser shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except the Agent for reasonable care in the custody thereof while any Collateral is in the Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at the Debtors' sole risk.

                           (f) Neither the Agent nor any Purchaser shall be under any obligation to marshal any assets in favor of any of the Debtors or any other Person or against or in payment of any or all of the Secured Obligations.

         Section 4.3 Power of Attorney. Each Debtor hereby irrevocably designates and appoints the Agent its true and lawful attorney either in the name of the Agent or in the name of


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


the Debtors, effective upon the occurrence and during the existence of an Event of Default, to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittance for any and all sums owing or which may become due upon any part of the Collateral or under any insurance maintained in accordance with the Security Documents and, in connection therewith, to take any and all actions as the Agent may deem necessary or desirable in order to realize upon the Collateral or under any insurance maintained in accordance with the Security Documents, including, without limitation, power to endorse in the name of the Debtors any checks, drafts, notes or other instruments received in payment of or on account of the Collateral or under any insurance maintained in accordance with the Security Documents, or to sign the respective Debtor's name on any invoice or bill of lading relating to the Collateral, on notices of assignment, on public records, on verifications of Collateral and on notices to Account Debtors, or on any proof of claim in bankruptcy proceeding against an Account Debtor and any other obligor with respect to the Collateral, to send requests for verification from Account Debtors, to notify the post office authorities to change the address for delivery of the respective Debtor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the respective Debtor. Notwithstanding the foregoing, the Agent shall not be under any duty to the Debtors to exercise any such authority or power or in any way be responsible for the collection of the Collateral or under any insurance maintained in accordance with the Security Documents. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied and any commitments therefor terminated. The Agent may file one or more financing statements disclosing its Lien in any or all of the Collateral without the respective Debtor's signature appearing thereon. The Debtors also hereby grants to the Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of the Debtors without notice thereof to the respective Debtor, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied and this Agreement terminated.


                                   ARTICLE 5
                                 MISCELLANEOUS


         Section 5.1 Course of Dealing; Amendment. No course of dealing between the Debtors, individually or collectively, and the Agent shall be effective to amend, modify or change any provision of this Agreement and this Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Agent (at the direction of the requisite Purchasers, as required by the Purchase Agreement) and the Debtors. The Agent shall have the right at all times, subject to the rights of the Purchasers under the Purchase Agreement and subject to the Intercreditor Agreement, to enforce the provisions of this Agreement in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Agent in refraining from so doing at any time or times. The failure or delay of the Agent at any time or times to enforce the rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same.

         Section 5.2 Waiver, Cumulative Remedies. Subject to the rights of the Purchasers under the Purchase Agreement and subject to the Intercreditor Agreement, and the Debtors under the Security Documents, the Agent (acting at the direction of the Required Holders) may, on behalf of the Purchasers:

                           (a) at any time and from time to time, execute and deliver to the Debtors a written instrument waiving, on such terms and conditions as the Agent may specify in such written instrument, any of the requirements of this Agreement or any Event of Default hereunder and its consequences, provided, that any such waiver shall be for such period and subject and limited to such conditions as shall be specified in any such instrument and to the instance for which the waiver is given. In the case of any such waiver, the Debtors and the Agent shall be restored to their former positions prior to such Event of Default and shall have the same rights as they had hereunder. The rights, powers and remedies provided in this Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Agent shall determine, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable Laws;

                           (b) proceed against any of the Collateral without proceeding against the Debtors or other Person obligated under any of the Secured Obligations;

                           (c) without reducing or impairing the Secured Obligations of the Debtors and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Secured Obligations;

                           (d) without reducing or impairing the Secured Obligations of the Debtors and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) allow all or any of the Secured Obligations to arise after the date of this Agreement,
         (iii) waive any provision of this Agreement, (iv) exercise or fail to exercise rights of set-off or other rights, (v) accept partial payments or extend from time to time the maturity of all or any part of the Secured Obligations, and (vi) take or fail to take any action under this Agreement or against any one or more Persons obligated under the Secured Obligations.

The Debtors hereby waive and release all claims and defenses against the Agent and the Purchasers and/or with respect to the payment of or the enforcement of the Secured Obligations and the Agent's rights in the Collateral on account of any of the foregoing, except as to the Agent's and the Purchasers' gross negligence or willful misconduct.

         Section 5.3 Management and Administration by Agent. The Agent shall not have any duty to the Debtors to pay for insurance, taxes, or other charges incurred in the custody, preservation, use or operation of, or in connection with the management of, any Collateral on which a Lien is granted in connection with this Agreement; provided, however, that the Agent may (in its sole discretion) pay such expenses. All such payments shall be part of the Secured Obligations and shall bear interest payable on demand by the respective Debtor from the date of any demand therefor until paid in full at the Default Rate.

         Section 5.4 Waiver of Jury Trial; Consent to Jurisdiction. EACH OF THE DEBTORS (A) AND EACH OF THE PURCHASERS AND THE AGENT IRREVOCABLY WAIVES, TO

THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER TRANSACTION DOCUMENTS,
(C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, THE NOTES OR THE OTHER TRANSACTION DOCUMENTS, AND
(D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN SECTION 10.01 OF THE PURCHASE AGREEMENT FOR THE GIVING OF NOTICE TO THE DEBTORS. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE AGENT FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST THE DEBTORS PERSONALLY, AND AGAINST ANY ASSETS OF THE DEBTORS, WITHIN ANY OTHER STATE OR JURISDICTION.

         Section 5.5 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Transaction Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         Section 5.6 Assignment, Etc. The Agent shall have the right to divulge to any actual or potential purchaser, assignee, transferee or participant of the Collateral and/or the Secured Obligations, or any part thereof all information, reports, financial statements and documents obtained in connection with this Agreement or otherwise. Notwithstanding anything contained herein, any confidentiality restriction agreed to by any person shall continue to be binding upon such Person.

         Section 5.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Debtors, individually and collectively, and the Agent and their respective successors and assigns, except that the Debtors shall not have the right to assign their rights or obligations hereunder or any interest herein without the prior written consent of the Agent.

         Section 5.8 APPLICABLE LAW. THE DEBTORS, INDIVIDUALLY AND COLLECTIVELY, AND THE AGENT ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

         Section 5.9 Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under generally accepted United States accounting principles consistently applied to the Debtors. Unless otherwise defined herein, all terms used herein which are defined by the UCC shall have the same meanings as assigned to them by such adoption of the UCC unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. The captions, headings and titles to this Agreement and its sections, subsections and other parts are only for the convenience of the parties and are not part of this Agreement. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to this Agreement or to any one or more of the instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by the Debtors, any guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or otherwise in connection with any of the Secured Obligations and/or in connection with this Agreement shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

         Section 5.10 Continuing Enforcement of the Transaction Documents. If, after receipt of any payment of all or any part of the Secured Obligations of the Debtors to the Agent or any of the Purchasers, the Agent is or any such Purchasers are compelled or agree, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Agreement and the other Security Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this SECTION 5.10 shall survive the termination of this Agreement and the other Security Documents and shall be and remain effective notwithstanding the payment and/or performance of the Secured Obligations, the cancellation of any other Security Documents, the release of any security interest, lien or encumbrance securing the Secured Obligations or any other action which the Agent or any of the Purchasers may have taken in reliance upon its receipt of such payment.

         Section 5.11 Subordination to Senior Debt Documents. This Agreement and the liens and security interests created hereby are subject and subordinate to the Senior Debt Documents in accordance with and to the extent set forth in the Intercreditor Agreement.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, each of the Debtors has executed and delivered this Agreement, under seal, as of the day and year first written above.


                                             "DEBTORS"

                                             CROWN CRAFTS, INC.          (SEAL)


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             CHURCHILL WEAVERS, INC.     (SEAL)


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             HAMCO, INC.                 (SEAL)


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             CROWN CRAFTS INFANT PRODUCTS,
                                             INC.                        (SEAL)


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:


WACHOVIA BANK, N.A.,    (SEAL)
as Agent for the
Purchasers

By:
   -------------------------------
   Name:
   Title: